UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

Paul J. Chew
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2022

Item 1. Reports to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:
ANNUAL REPORT

June 30, 2022

Brown Advisory Growth Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Mid-Cap Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Sustainable Small-Cap Core Fund
Brown Advisory Global Leaders Fund
Brown Advisory Sustainable International Leaders Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Total Return Fund
Brown Advisory Sustainable Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax-Exempt Bond Fund
Brown Advisory Tax-Exempt Sustainable Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory – WMC Strategic European Equity Fund
Brown Advisory Emerging Markets Select Fund
Brown Advisory – Beutel Goodman Large-Cap Value Fund

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	5
Brown Advisory Equity Income Fund	9
Brown Advisory Sustainable Growth Fund	13
Brown Advisory Mid-Cap Growth Fund	17
Brown Advisory Small-Cap Growth Fund	21
Brown Advisory Small-Cap Fundamental Value Fund	26
Brown Advisory Sustainable Small-Cap Core Fund	30
Brown Advisory Global Leaders Fund	34
Brown Advisory Sustainable International Leaders Fund	38
Brown Advisory Intermediate Income Fund	42
Brown Advisory Total Return Fund	47
Brown Advisory Sustainable Bond Fund	53
Brown Advisory Maryland Bond Fund	60
Brown Advisory Tax-Exempt Bond Fund	65
Brown Advisory Tax-Exempt Sustainable Bond Fund	72
Brown Advisory Mortgage Securities Fund	78
Brown Advisory – WMC Strategic European Equity Fund	89
Brown Advisory Emerging Markets Select Fund	92
Brown Advisory – Beutel Goodman Large-Cap Value Fund	96
Statements of Assets and Liabilities	100
Statements of Operations	105
Statements of Changes in Net Assets	110
Financial Highlights	120
Notes to Financial Statements	128
Report of Independent Registered Public Accounting Firm	143
Additional Information	145

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of June 30, 2022 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of June 30, 2022. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

GLOSSARY OF TERMS

Absolute basis is to express as a fixed amount rather than referring to variable factors.

Absolute performance refers to the percentage rise or fall in the share price of a security over a stated period.

Absolute return refers to the percent amount that an asset rises or declines in value in a given period.

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

American Rescue Plan (ARP) is a $1.9 trillion economic stimulus bill passed by the 117th United States Congress and signed into law by President Joe Biden on March 11, 2021, to speed up the United States’ recovery from the economic and health effects of the COVID-19 pandemic and the ongoing recession.

Bloomberg 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg US Aggregate Bond Index.

Bloomberg Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food, and medical care. It is calculated by taking price changes for each item in the predetermined basket of goods and averaging them.

Coronavirus Aid, Relief, and Economic Security Act (CARES Act), also known as the CARES Act, is a $2.2 trillion economic stimulus bill passed by the 116th U.S. Congress and signed into law by President Donald Trump on March 27, 2020, in response to the economic fallout of the COVID-19 pandemic in the United States.

Correlation is a statistical measurement of how two securities move in relation to each other.

Credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality. Credit spreads between U.S. Treasuries and other bond issuances are measured in basis points, with a 1% difference in yield equal to a spread of 100 basis points.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

GLOSSARY OF TERMS

Duration contribution equals the spread duration, or the measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates, of a security or market segment multiplied by the size of the allocation to it.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Environmental, Social and Governance (ESG) is an evaluation of a firm’s collective conscientiousness for social and environmental factors. The criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments. Environmental criteria consider how a company performs as a steward of nature. Social criteria examine how it manages relationships with employees, suppliers, customers, and the communities where it operates. Governance deals with a company’s leadership, executive pay, audits, internal controls, and shareholder rights.

FTSE All-World Index is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.

FTSE Emerging Index is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Free Cash Flow (FCF) Conversion represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. Unlike earnings or net income, free cash flow is a measure of profitability that excludes the non-cash expenses of the income statement and includes spending on equipment and assets as well as changes in working capital from the balance sheet.

Free Cash Flow (FCF) Yield is a financial ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price.

Global Financial Crisis refers to the financial crisis of 2007-2008, which was a severe worldwide economic crisis. Prior to the COVID-19 recession in 2020, it was considered by many economists to have been the most serious financial crisis since the Great Depression.

Government agency residential mortgage-backed security is an instrument whose principal and interest payments are guaranteed by a government agency such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

ICE BofAML 0-3 Month US Treasury Bill Index is a subset of the ICE BofAML US Treasury Bill Index and includes all securities with a remaining term to final maturity less than 3 months.

Inflation rate refers to the rate of increase in prices over a given period of time. Inflation is typically a broad measure, such as the overall increase in prices or the increase in the cost of living in a country.

Internal rate of return (IRR) is a metric used in financial analysis to estimate the profitability of potential investments. IRR is a discount rate that makes the net present value (NPV) of all cash flows equal to zero in a discounted cash flow analysis.

Mandatory convertible is a bond issued by a company which must be converted into shares to common stock on or before a specific date.

Meme stocks are stocks that see dramatic price increases, mostly fueled by people on social media (primarily Reddit, Twitter and Tik Tok). These stocks rarely have company fundamentals that back the rise in price and are often highly volatile.

Mortgage-backed security (MBS) is an investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them. Investors in MBS receive periodic payments similar to bond coupon payments.

GLOSSARY OF TERMS

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Net present value (NPV) is the difference between the present value of cash inflows and the present value of cash outflows over a period of time. NPV is used in capital budgeting and investment planning to analyze the profitability of a projected investment or project.

90% active share is an active share that was developed to quantify the degree of active management and measures the fraction of portfolio (based on position weights) that differs from the benchmark index.  A portfolio with an active share of more than 60% is considered actively managed. Therefore, a 90% active share portfolio significantly differs from its index.

Positive Convexity is a measure describing the sensitivity of a bond’s duration to changes in yield where a fall in yields leads to a greater increase in price than price declines due to an increase in yields providing downside protection for investors.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Quantitative Easing is an expansionary monetary policy implemented by a central bank aiming to increase the money supply and decrease interest rates by buying bonds in order to inject liquidity into the economy.

Relative performance measures how a stock is performing relative to a specific market or index.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Risk-adjusted return refers to a calculation of the profit or potential profit from an investment that takes into account the degree of risk that must be accepted in order to achieve it. The risk is usually measured in comparison to U.S. Treasuries.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Securitized credit refers to the transformation of illiquid, nonmarketed assets into liquid, marketable assets, or in other words, securities.

GLOSSARY OF TERMS

Sell-side research is investment research issued by an investment bank or brokerage firm that is circulated to the firm’s clients. The ultimate outcome of the research is to provide a report including a set of financial estimates, a price target, and a recommendation of a stock’s expected performance.

Standard deviation is a statistical measure of the extent to which returns of an asset vary from its average.

Sustainable Business Advantage Drivers (SBA Drivers) refers to characteristic determined to help drive material value for customers and meaningful differentiation versus peers, as well as strong ESG risk management.

Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield concessions is when an investor gives up some yield by buying a lower yielding bond that if one were to invest in a higher yielding bond.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the 12-month period ended June 30, 2022, the Brown Advisory Growth Equity Fund Investor Shares  (the “Fund”) decreased 28.02% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, decreased 18.77%.

U.S. markets and the global economy have been impacted, not only by the pandemic and the emergence of multiple COVID-19 variants over this period, but also by numerous macro factors, including: the ongoing conflict in Ukraine, heightened inflation, rising interest rates and the corresponding compression of valuations, disruption across the supply chain and China’s “COVID-Zero” policy.  While it is unclear when some of these macro factors and the corresponding volatility will abate, the focus remains squarely on the long-term fundamentals of the companies in the Fund.

From a sector perspective, information technology and communication services were the biggest performance detractors on a relative basis during the period. Shopify, a leading provider of e-commerce software, was negatively impacted due to investor frustration regarding the company’s planned investment in distribution centers. Given Shopify’s scale and position in the e-commerce market, we disagree with the market’s short-term view and think the company is uniquely positioned to make these strategic investments which should strengthen the company’s long-term competitive moat.

The industrials and real estate sectors were the top contributors to performance on a relative basis during the period. The aerospace and defense company, L3Harris Technologies, has performed well in response to the ongoing global unrest and conflict in Ukraine. In addition to higher-than-expected defense budget requests, the company should benefit from the U.S. military’s plan to upgrade their battlefield communication devices. SBA Communications, an owner and operator of wireless communications infrastructure, has performed well and most recently reported solid earnings results across all geographies. The company continues to benefit from the acceleration of spend related to the 5G rollout globally.

Most recently, PayPal and Pinterest were eliminated from the Fund. PayPal’s management altered their growth strategy from focusing on adding new users to the platform, to maximizing revenue per existing user. This change in strategy was most likely indicative of a multi-year pull-through of new users during the COVID-19 pandemic and prompted our decision to sell the position. The increasingly difficult macro environment and probability of advertising spend budgets being cut, led us to eliminate Pinterest from the Fund.

The volatile start to this calendar year presented us with opportunities to add three names to the Fund: Align Technology, NVIDIA Corporation, and S&P Global. Align Technology, an industry leading dental company and maker of Invisalign, has a commanding share in the growing, clear dental trays market and a growing dental scanning equipment business. A company that the team has followed for quite some time, NVIDIA Corporation, a leader in semiconductor processing chips in fast-growing markets such as data centers and artificial intelligence was added earlier this year. The downturn in the market presented a compelling entry point. Lastly, S&P Global, a top provider of credit ratings, financial markets benchmarks and analytics, recently closed an industry-bolstering acquisition of IHS Markit and was subsequently added to the portfolio during the period.

While recent performance has been difficult, this has been mainly attributable to rising interest rates and the corresponding contraction in valuations. The Fund’s underlying companies’ fundamentals remain strong and we believe that leaves us with a Fund of attractive business models at lower valuations—historically, a precursor to improved performance.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Information Technology	30.3%
Health Care	22.9%
Industrials	12.5%
Consumer Staples	9.2%
Communication Services	7.0%
Consumer Discretionary	7.0%
Real Estate Investment Trusts	3.1%
Financials	2.7%
Money Market Funds	2.4%
Materials	2.3%
Other Assets and Liabilities	0.6%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	-27.88%	12.49%	12.19%
Investor Shares	-28.02%	12.32%	12.02%
Advisor Shares	-28.20%	12.03%	11.75%
Russell 1000® Growth Index	-18.77%	14.29%	14.80%
S&P 500 Index	-10.62%	11.31%	12.96%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.67%	0.82%	1.07%
Net Expense Ratio[2]	0.67%	0.82%	1.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/growth-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 93.9%

Communication Services — 7.0%
47,168	Alphabet, Inc. — Class C*	103,177,641
858,827	Match Group, Inc.*	59,851,654
		163,029,295
Consumer Discretionary — 7.0%
637,074	Amazon.com, Inc.*	67,663,630
1,191,147	Chewy, Inc.*	41,356,624
194,491	Lululemon Athletica, Inc.*	53,020,191
		162,040,445
Consumer Staples — 9.2%
610,122	Brown-Forman Corp.	42,806,159
172,745	Costco Wholesale Corp.	82,793,224
351,922	Estee Lauder Companies, Inc.	89,623,976
		215,223,359
Financials — 2.7%
186,222	S&P Global, Inc.	62,767,987

Health Care — 22.9%
156,819	Align Technology, Inc.*	37,114,353
605,221	DexCom, Inc.*	45,107,121
903,851	Edwards Lifesciences Corp.*	85,947,192
494,652	Intuitive Surgical, Inc.*	99,281,603
184,690	Thermo Fisher Scientific, Inc.	100,338,383
366,931	Veeva Systems, Inc.*	72,667,015
543,045	Zoetis, Inc.	93,344,005
		533,799,672
Industrials — 12.5%
237,984	Cintas Corp.	88,894,163
371,831	IDEX Corp.	67,535,665
293,016	L3Harris Technologies, Inc.	70,821,967
159,881	Roper Technologies, Inc.	63,097,037
		290,348,832
Information Technology — 30.3%
173,970	Adobe, Inc.*	63,683,458
389,901	Autodesk, Inc.*	67,047,376
507,210	Coupa Software, Inc.*	28,961,691
236,453	Intuit, Inc.	91,138,445
290,359	MasterCard, Inc.	91,602,457
418,693	Microsoft Corp.	107,532,923
365,705	NVIDIA Corp.	55,437,221
384,389	NXP Semiconductors NV	56,901,104
238,596	ServiceNow, Inc.*	113,457,170
998,493	Shopify, Inc.*	31,192,921
		706,954,766
Materials — 2.3%
241,659	Sherwin-Williams Co.	54,109,867
Total Common Stocks (Cost $1,588,040,373)		2,188,274,223

Real Estate Investment Trusts — 3.1%
224,508	SBA Communications Corp.	71,853,785
Total Real Estate Investment Trusts (Cost $20,343,025)		71,853,785

Short-Term Investments — 2.4%

Money Market Funds — 2.4%
56,649,974	First American Government
	Obligations Fund — Class Z, 1.25%#	56,649,974
Total Short-Term Investments (Cost $56,649,974)		56,649,974
Total Investments — 99.4% (Cost $1,665,033,372)		2,316,777,982
Other Assets in Excess of Liabilities — 0.6%		13,485,474
NET ASSETS — 100.0%		$2,330,263,456

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the twelve-month period ended June 30, 2022, the Brown Advisory Flexible Equity Fund Investor Shares (the “Fund”) decreased 17.32%. During the same period, the S&P 500® Index (the “Index”), the Fund’s benchmark, decreased 10.62%. Our near-term performance has lagged the benchmark, but on a longer-term basis it compares more favorably.

The COVID pandemic has created meaningful economic and social distortions around the world, and in 2022 the Russia-Ukraine war is adding to those distortions. Now, we can add global central banks to that list, as fiscal authorities around the world continue to face high inflation on one flank and the threat of recession on the other.

Investor expectations shifted dramatically in the first half of 2022, from fears of untamed inflation to fears of a recession. Whether or not companies have lowered guidance in anticipation of a slower growth period, investors are behaving as if a recession is upon us, taking down the multiples of all cyclical sectors as well as those companies that benefited from the stay-at-home conditions that prevailed for much of the past two years.

Energy and health care were the only sectors in the portfolio with a positive return. Health care had a higher return than the sector in the Index and contributed the most to the portfolio’s return relative to the Index. As compared to the Index, communications services and consumer discretionary detracted the most from the results. Both had higher weightings and declined more than the sectors in the Index.

The largest contributors to returns in the twelve-month period were managed care companies UnitedHealth Group and Elevance Health (a new name for Anthem, Inc., a long-term holding in the portfolio) and Canadian oil sands company Suncor Energy. Both managed health care companies reported attractive results and provided a favorable outlook. Suncor Energy benefitted from a strong recovery in the price of oil. Suncor reported attractive quarterly results, reduced debt and increased its share repurchase authorization.

The biggest detractors were PayPal, Meta (formerly known as Facebook) and Amazon.com. PayPal missed expectations and guided down top-line growth for 2022, and Meta also provided a weaker than expected outlook. Amazon fell on concerns stemming from its poor first-quarter report and guidance that revealed much higher than expected expenses and inefficiencies—the aftermath of the extensive capacity and staff it built during the COVID pandemic.

We added three new investments and eliminated three since our semi-annual report at the end of 2021: Avantor, a leading provider of mission-critical products (to the biopharma and health care industries; global oilfield services company Baker Hughes, and Charles Schwab. We exited JPMorgan in favor of Schwab; similarly, we sold Bed, Bath and Beyond and Crown Castle to raise capital for more attractive investment opportunities.

With equity markets now in bear-market territory, the number of companies that fit our criteria has widened. We are more actively looking at new ideas than we have been in the past few years. Of course, any new idea must also hurdle over existing names for inclusion.

As a reminder of our approach, the Flexible Equity team searches for investment bargains among long-term attractive businesses with shareholder-oriented managers—those with productive assets and productive managers. Bargains in these types of stocks can arise for various reasons but are often due to short-term investor perceptions, temporary business challenges that will improve, company or industry changes for the better, or as-yet-unrecognized potential for long-term growth and development. Despite the occasional investment that will go awry and periods of time when the general stock market is unrewarding, we are optimistic about the long-term outlook for equities of good businesses purchased at reasonable prices.

Sincerely,

Maneesh Bajaj, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Information Technology	28.1%
Financials	16.3%
Health Care	14.5%
Consumer Discretionary	12.6%
Communication Services	11.5%
Industrials	6.1%
Money Market Funds	3.9%
Energy	3.6%
Consumer Staples	1.8%
Real Estate Investment Trusts	1.7%
Other Assets and Liabilities	(0.1)%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	-17.18%	11.67%	13.09%
Investor Shares	-17.32%	11.50%	12.91%
Advisor Shares	-17.51%	11.23%	12.64%
S&P 500 Index	-10.62%	11.31%	12.96%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.54%	0.69%	0.94%
Net Expense Ratio[2]	0.54%	0.69%	0.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/flexible-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 94.5%

Communication Services — 11.5%
6,225	Alphabet, Inc. — Class A*	13,565,893
11,348	Alphabet, Inc. — Class C*	24,823,183
69,881	Meta Platforms, Inc.*	11,268,311
196,682	Pinterest, Inc.*	3,571,745
62,070	T-Mobile US, Inc.*	8,350,898
83,572	Walt Disney Co.*	7,889,197
		69,469,227
Consumer Discretionary — 12.6%
62,740	Alibaba Group Holding, Ltd. ADR*	7,132,283
154,140	Amazon.com, Inc.*	16,371,209
8,051	Booking Holdings, Inc.*	14,081,119
77,710	Bright Horizons Family Solutions, Inc.*	6,568,049
152,241	CarMax, Inc.*	13,774,766
59,262	Lowe’s Companies, Inc.	10,351,294
131,779	TJX Companies, Inc.	7,359,857
		75,638,577
Consumer Staples — 1.8%
538,309	Nomad Foods, Ltd.*	10,760,797

Energy — 3.6%
323,659	Baker Hughes Co.	9,344,035
345,490	Suncor Energy, Inc.	12,116,334
		21,460,369
Financials — 16.3%
63,751	Ameriprise Financial, Inc.	15,152,338
486,401	Bank of America Corp.	15,141,663
88,968	Berkshire Hathaway, Inc.*	24,290,043
117,203	Blackstone, Inc.	10,692,430
148,400	Charles Schwab Corp.	9,375,912
16,684	First Citizens BancShares, Inc.	10,907,665
271,421	KKR & Co., Inc.	12,564,078
		98,124,129
Health Care — 14.5%
50,381	Agilent Technologies, Inc.	5,983,751
251,921	Avantor, Inc.*	7,834,743
206,707	Edwards Lifesciences Corp.*	19,655,769
36,544	Elevance Health, Inc.	17,635,404
93,019	Merck & Co., Inc.	8,480,542
54,260	UnitedHealth Group, Inc.	27,869,564
		87,459,773
Industrials — 6.1%
61,795	Canadian National Railway Co.	6,950,084
264,657	Carrier Global Corp.	9,437,669
94,891	Otis Worldwide Corp.	6,705,947
113,643	Stericycle, Inc.*	4,983,245
35,755	United Rentals, Inc.*	8,685,247
		36,762,192
Information Technology — 28.1%
32,958	Accenture PLC	9,150,789
62,242	Analog Devices, Inc.	9,092,934
184,632	Apple, Inc.	25,242,887
25,933	Intuit, Inc.	9,995,616
90,016	MasterCard, Inc.	28,398,248
157,939	Microsoft Corp.	40,563,473
68,937	PayPal Holdings, Inc.*	4,814,560
140,706	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	11,502,715
151,982	Visa, Inc.	29,923,736
		168,684,958
Total Common Stocks (Cost $298,825,824)		568,360,022

Real Estate Investment Trusts — 1.7%
30,984	SBA Communications Corp.	9,916,429
Total Real Estate Investment Trusts (Cost $5,296,633)		9,916,429

Short-Term Investments — 3.9%

Money Market Funds — 3.9%
23,427,957	First American Government
	Obligations Fund — Class Z, 1.25%#	23,427,957
Total Short-Term Investments (Cost $23,427,957)		23,427,957
Total Investments — 100.1% (Cost $327,550,414)		601,704,408
Liabilities in Excess of Other Assets — (0.1)%		(468,486)
NET ASSETS — 100.0%		$601,235,922

ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the 12-month period ended June 30, 2022, the Brown Advisory Equity Income Fund Investor Shares (the “Fund”) decreased 6.02% in value. During the same period, the S&P 500® Index (the “Index”), the Fund’s benchmark, decreased 10.62%.

The performance of the US stock market over the past 12 months reflected a general shift in views by investors from optimism to pessimism as macro-economic conditions changed. Notably, rising levels of inflation resulted in higher food and energy prices for consumers. The Federal Reserve increased interest rates in an effort to curtail inflation, but that action also increased investor anxiety about a potential economic growth slowdown. As a result, energy and a few of the more defensively-oriented sectors of the Index such as consumer staples, health care, and utilities performed positively during the period, but all other sectors of the Index experienced losses.

For the Fund, health care was the clear bright spot led by strong relative performance from large pharmaceutical holdings such as AbbVie and Merck. Managed care services provider UnitedHealth Group was also a standout performer and reported strong financial results. The Fund’s allocation to the sector increased during the period with the addition of CVS Health. The pharmacy and health services company offers an attractive investment combination of financial strength, accelerating earnings and dividend growth, and reasonable valuation.

In contrast to health care’s strength, the communication services and information technology sectors were two of the weakest sectors for the Index over the past 12 months. The Fund’s weighting is less than the Index for both sectors, and that positioning benefitted relative performance. Further, large information technology holdings such as Microsoft, Apple, Accenture, and Automatic Data Processing fared better than the Index in part because of their consistently strong financial results.

The energy and consumer staples sectors detracted from the Fund’s relative performance during the period, and changes were made within both sectors. Energy services provider Baker Hughes was added to the portfolio, while consumer products companies Clorox and Reynolds Consumer Products were eliminated. Baker Hughes is poised to benefit from the recovery in global oilfield services spending and a favorable demand environment for equipment and services related to liquefied natural gas, where the company has a high market share. Meanwhile, sustained commodity price pressure for key inputs has negatively impacted Reynolds’ margins and reduced its near-term earnings growth. And for Clorox, near-term earnings have been depressed by ongoing supply chain challenges.

Other deletions to the Fund included railroad operator Canadian National Railway, property and casualty insurer Erie Indemnity, and toys and games maker Hasbro. All three companies are seeing near-term margin and earnings growth pressures in the current economic environment. We believe that the growth outlook looks comparably better for Hannon Armstrong Infrastructure Capital, which was added to the Fund. The company has an established and growing presence as a financing partner for a range of renewable energy and efficiency projects for various commercial and government customers. Based on its structure as a REIT, the company also pays out an attractive dividend yield to its shareholders.

Consistent with past periods of market weakness, the Fund has performed well relative to the Index in the currently challenging environment. In a change from recent years, investor attitudes have shifted in favor of dividend-paying stocks and those stocks generally performed better than non-dividend paying stocks over the past 12 months. However, the Fund’s objective and approach to portfolio management have not changed. The focus remains on investing in fundamentally strong businesses with demonstrated pricing power that are run by management teams who are committed to paying consistent dividends to shareholders. As always, the Fund’s long-term goal is to build the best possible portfolio of investments offering above-average yields with strong potential for future growth at reasonable valuations.

Sincerely,

Brian Graney, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities and ADRs entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Dividends are not guaranteed and a company’s future abilities to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Information Technology	21.5%
Health Care	21.2%
Financials	15.0%
Consumer Discretionary	10.9%
Industrials	6.8%
Real Estate Investment Trusts	5.6%
Consumer Staples	4.3%
Materials	4.1%
Energy	3.5%
Utilities	2.8%
Communication Services	2.6%
Money Market Funds	1.9%
Other Assets and Liabilities	(0.2)%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	-5.87%	9.08%	10.03%
Investor Shares	-6.02%	8.91%	9.86%
Advisor Shares	-6.24%	8.63%	9.59%
S&P 500 Index	-10.62%	11.31%	12.96%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.80%	0.95%	1.20%
Net Expense Ratio[2]	0.76%	0.91%	1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/equity-income-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 91.3%

Communication Services — 2.6%
49,724	Comcast Corp.	1,951,170

Consumer Discretionary — 10.9%
18,317	Best Buy Co., Inc.	1,194,085
6,797	Home Depot, Inc.	1,864,213
7,493	Lowe’s Companies, Inc.	1,308,802
9,118	McDonald’s Corp.	2,251,052
12,325	Target Corp.	1,740,660
		8,358,812
Consumer Staples — 4.3%
16,324	Procter & Gamble Co.	2,347,228
21,102	Unilever PLC ADR	967,105
		3,314,333
Energy — 3.5%
37,239	Baker Hughes Co.	1,075,090
93,907	Kinder Morgan, Inc.	1,573,881
		2,648,971
Financials — 14.4%
10,229	Ameriprise Financial, Inc.	2,431,229
51,771	Bank of America Corp.	1,611,631
24,050	Blackstone, Inc.	2,194,082
10,633	Chubb Ltd.	2,090,235
14,963	JPMorgan Chase & Co.	1,684,983
8,763	T. Rowe Price Group, Inc.	995,564
		11,007,724
Health Care — 20.4%
17,662	AbbVie, Inc.	2,705,112
24,732	CVS Health Corp.	2,291,667
14,536	Gilead Sciences, Inc.	898,470
7,322	Johnson & Johnson	1,299,728
15,041	Medtronic PLC	1,349,930
35,706	Merck & Co., Inc.	3,255,316
20,351	Novartis AG ADR	1,720,270
4,081	UnitedHealth Group, Inc.	2,096,124
		15,616,617
Industrials — 6.8%
6,838	Cummins, Inc.	1,323,358
4,013	L3Harris Technologies, Inc.	969,942
12,137	Otis Worldwide Corp.	857,722
11,070	United Parcel Service, Inc.	2,020,718
		5,171,740
Information Technology — 21.5%
5,569	Accenture PLC	1,546,233
9,780	Analog Devices, Inc.	1,428,760
31,491	Apple, Inc.	4,305,449
13,322	Automatic Data Processing, Inc.	2,798,153
43,876	Cisco Systems, Inc.	1,870,873
17,572	Microsoft Corp.	4,513,017
		16,462,485
Materials — 4.1%
18,677	Dow, Inc.	963,920
7,480	Linde PLC	2,150,724
		3,114,644
Utilities — 2.8%
26,971	Dominion Energy, Inc.	2,152,556
Total Common Stocks (Cost $39,662,337)		69,799,052

Preferred Stocks — 1.4%

Financials — 0.6%
7,548	KKR & Co., Inc. — Series C, 6.00%	441,332

Health Care — 0.8%
12,885	Becton, Dickinson & Co. Depositary Shares^	637,292
Total Preferred Stocks (Cost $1,045,298)		1,078,624

Real Estate Investment Trusts — 5.6%
7,521	American Tower Corp.	1,922,292
22,352	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	846,247
18,413	W.P. Carey, Inc.	1,525,701
Total Real Estate Investment Trusts (Cost $2,596,411)		4,294,240

Short-Term Investments — 1.9%

Money Market Funds — 1.9%
1,473,757	First American Government
	Obligations Fund — Class Z, 1.25%#	1,473,757
Total Short-Term Investments (Cost $1,473,757)		1,473,757
Total Investments — 100.2% (Cost $44,777,803)		76,645,673
Liabilities in Excess of Other Assets — (0.2)%		(146,504)
NET ASSETS — 100.0%		$76,499,169

ADR — American Depositary Receipt
^
Each depositary share represents 1/20th interest in a share of Becton, Dickinson and Co. 6.00% Mandatory Convertible Preferred Stock, Series B. Each outstanding depositary share will automatically convert on June 1, 2023 into a number of shares of common stock. Refer to the company’s filings at sec.gov for additional information.

#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the 12-month period ended June 30, 2022, the Brown Advisory Sustainable Growth Fund Institutional Shares (the “Fund”) decreased by 19.02% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, decreased by 18.77%.

Looking back at the past 12 months, the strategy performed roughly in line with the benchmark during a challenging and pronounced decline across the equity markets over this period.

•
In the third quarter of 2021, we recorded strong gains and outperformed the benchmark, propelled by our names in health care and information technology. Although there were pockets of optimism around “COVID winners” and “reopening plays,” investor sentiment soured toward the end of the third quarter, largely due to concern about persistent supply chain bottlenecks, labor shortages, and higher-than-expected inflation.

•
Despite a hopeful start to the fourth quarter of 2021, these macro factors persisted through the end of the year, causing uncertainty that only worsened with the emergence and rapid proliferation of the Omicron variant of COVID-19 in the latter half of the quarter. In this difficult environment, the strategy underperformed the benchmark as strong stock selection in health care and communication services was not enough to offset the underperformance from our names in information technology and consumer discretionary, which delivered positive absolute returns but did not keep up with the benchmark.

•
The start of 2022 was marked by a swift money rotation as investors fled growth-oriented companies in favor of more defensive stocks in search of safety in a market where there was little to be found. With both the debt and equity markets falling together during Q1 2022, stocks with higher multiples experienced the most dramatic sell off. In February, the tension between Russia and Ukraine escalated into a tragic war with significant geopolitical, economic, and, above all, humanitarian consequences. Against that backdrop, the strategy had negative returns and trailed the benchmark for the first quarter.

•
The drop-off in the equity markets steepened in the second quarter of the year, as inflation and recessionary fears continued to rattle investors. The strategy was down to end the quarter but held up better than the benchmark, helping to offset much of the relative underperformance from the previous quarter. This outperformance was largely driven by strong earnings and guidance from many of our portfolio companies.

During periods of volatility, we lean on our multiyear investment perspective to help separate short-term macro-related headwinds/tailwinds from our underlying long-term fundamental theses. Also, we often view broad-based market pullbacks as an opportunity to strategically upgrade the portfolio with names that we believe to be trading at a discount relative to their upside potential.

That opportunistic approach describes our trading activity over the past year, including the positions we initiated in four new names: Enphase, Blackstone, Chipotle Mexican Grill and Atlassian. Enphase, for example, is the foremost leader in microinverter-based solar and battery systems and should continue to benefit from the secular shift toward renewable energy solutions in the residential end market in the U.S. and abroad. Consistent with our “one-in, one-out” philosophy, these additions corresponded with four exits from Accenture, Chegg, Starbucks and Etsy over the course of the past 12 months. Together, we believe these trades represent upgrades to the portfolio with companies that are better positioned to deliver durable growth.

We remain fully invested and disciplined in our process of finding investment opportunities at the intersection of strong fundamentals, sustainable business advantages and attractive valuations. This philosophy has served us well over the last twelve and a half years, and we believe it will continue to do so in the years ahead.

Sincerely,

David Powell, Karina Funk
Portfolio Managers

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest. The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration.

Investments in smaller and medium-sized capitalization companies generally carry greater  risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Growth Index (“Index”) measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book ratios and higher forecasted growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Information Technology	40.7%
Health Care	24.2%
Consumer Discretionary	9.8%
Industrials	7.3%
Real Estate Investment Trusts	4.9%
Financials	4.8%
Communication Services	4.5%
Materials	2.1%
Money Market Funds	1.6%
Other Assets and Liabilities	0.1%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares	-19.02%	15.15%	15.36%
Investor Shares	-19.15%	14.98%	15.18%
Advisor Shares	-19.35%	14.69%	14.90%
Russell 1000® Growth Index	-18.77%	14.29%	14.80%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.65%	0.80%	1.05%
Net Expense Ratio[1]	0.65%	0.80%	1.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/sustainable-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 93.4%

Communication Services — 4.5%
112,405	Alphabet, Inc. — Class A*	244,959,720

Consumer Discretionary — 9.8%
1,731,640	Amazon.com, Inc.*	183,917,485
85,177	Chipotle Mexican Grill, Inc.*	111,348,485
382,404	Home Depot, Inc.	104,881,945
1,244,047	NIKE, Inc.	127,141,603
		527,289,518
Financials — 4.8%
1,253,066	Blackstone, Inc.	114,317,211
349,764	MSCI, Inc.	144,155,233
		258,472,444
Health Care — 24.2%
250,632	Bio-Rad Laboratories, Inc.*	124,062,840
953,742	Danaher Corp.	241,792,672
1,581,261	Edwards Lifesciences Corp.*	150,362,108
420,758	IDEXX Laboratories, Inc.*	147,572,453
413,163	Thermo Fisher Scientific, Inc.	224,463,195
553,536	UnitedHealth Group, Inc.	284,312,696
432,250	West Pharmaceutical Services, Inc.	130,699,432
		1,303,265,396
Industrials — 7.3%
615,188	Enphase Energy, Inc.*	120,109,305
1,622,921	Fortive Corp.	88,254,444
1,063,288	Verisk Analytics, Inc.	184,044,520
		392,408,269
Information Technology — 40.7%
344,773	Adobe, Inc.*	126,207,604
1,011,474	Analog Devices, Inc.	147,766,237
414,355	Atlassian Corp. PLC*	77,650,127
719,998	Autodesk, Inc.*	123,810,856
1,049,148	Block, Inc.*	64,480,636
1,139,653	Cadence Design Systems, Inc.*	170,982,140
3,686,935	Dynatrace, Inc.*	145,412,716
545,315	Intuit, Inc.	210,186,214
2,586,828	Marvell Technology, Inc.	112,604,623
1,031,389	Microsoft Corp.	264,891,637
410,674	Monolithic Power Systems, Inc.	157,715,243
1,004,048	NVIDIA Corp.	152,203,636
376,828	ServiceNow, Inc.*	179,189,251
1,319,996	Visa, Inc.	259,894,012
		2,192,994,932
Materials — 2.1%
737,100	Ecolab, Inc.	113,336,496
Total Common Stocks (Cost $4,230,956,894)		5,032,726,775

Real Estate Investment Trusts — 4.9%
1,026,832	American Tower Corp.	262,447,991
Total Real Estate Investment Trusts (Cost $218,775,124)		262,447,991

Short-Term Investments — 1.6%

Money Market Funds — 1.6%
88,886,495	First American Government
	Obligations Fund — Class Z, 1.25%#	88,886,495
Total Short-Term Investments (Cost $88,886,495)		88,886,495
Total Investments — 99.9% (Cost $4,538,618,513)		5,384,061,261
Other Assets in Excess of Liabilities — 0.1%		8,013,534
NET ASSETS — 100.0%		$5,392,074,795

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the twelve-month period ended June 30, 2022, the Brown Advisory Mid-Cap Growth Fund Investor Shares (the “Fund”) decreased 31.70% in value. During the same period, the Russell Midcap® Growth Index (the “Index”), the Fund’s benchmark, decreased 29.57%.

The Fund seeks to produce attractive, risk-adjusted returns over a full market cycle by owning companies that we believe are well-positioned to grow their enterprise value meaningfully (or compound) over time. We define a firm’s potential to compound with a set of traits we call the three Gs—durable growth, sound governance and scalable go-to-market strategies. This philosophy typically leads us to own higher-quality, less-cyclical businesses. Finally, we strive to mitigate risk through deep due diligence, a valuation sensitivity, and by employing a structured sell discipline.

During the last 12 months, the economy continued to grow, and unemployment remained low. However, inflation accelerated (exacerbated by the war in Ukraine, which drove the price of oil higher), the U.S. 10-year Treasury yield spiked, and consumer sentiment deteriorated substantially. With that backdrop, U.S equities were notably weak. Over the last twelve months, large-caps outperformed small-caps meaningfully. In fact, the Russell Top 200® Index beat the Russell 2000® Index by nearly 14%. Value outpaced growth across the cap spectrum. Within the Russell 2000® Index, energy was the only sector with positive returns during the period, posting a near 50% gain over the last year. The materials, utilities, and consumer staples verticals generally held up better, while the technology, consumer discretionary, and communication services were routed, dropping approximately 30%, 40%, and 60%, respectively.

While we would typically expect greater downside capture, the strategy performed commendably given its overweight to small caps (approximately one-third of the Midcap Growth portfolio overlaps with our Small-Cap Growth portfolio) and its lack of direct energy exposure. We also note that all of the strategy’s underperformance occurred from July through October of 2021 when stocks continued to rise, but then it outperformed its benchmark during the subsequent market drawdown that began in mid-November, regaining some of that underperformance.

When analyzing the full twelve-month period, allocation effects in the energy sector hurt relative returns, as did negative selection effects in the technology and communication services sectors. These drags were partially ameliorated by positive stock selection in the industrials and consumer discretionary verticals.

Our two largest detractors in the period—Pinterest and Match Group—comprised meaningful weights in the communication services sector. Each faced difficult comparisons from different parts of the pandemic and compressing multiples thanks to rising interest rates. Pinterest’s monthly active user growth stagnated following a pandemic boost, but its fundamental results have been mostly better than we originally forecasted. Match Group, which had held up better, took a hit more recently as consumer sentiment plummeted and recession fears surfaced in 2022.

Our two largest contributors were in the biotech industry. During the period, Pfizer announced its intent to purchase Biohaven’s CGRP franchise for a nice premium, giving Biohaven’s stock price a boost. Meanwhile, the launch for argenx’s Vyvgart for the treatment of myasthenia gravis is ramping faster than expected. Moreover, recent positive data indicates that the drug could be effective in treating conditions in other large patient populations.

The Fund added 14 new investments during the period, including eight in technology, four in health care, one in consumer discretionary, and one in the industrials vertical. The Fund exited 19 investments during the period to fund those opportunities.

Following the large drawdown, we believe that valuations in the midcap space seem fair, or in some sectors even attractive to us. Since peaking last year at over 40x, the midcap growth benchmark’s forward price-to-earnings ratio has collapsed to approximately 20x, a level much in line with its longer-term average. In our view, this gives investors a better shot at capturing long-term gains from attractive earnings and cash flow growth typically enjoyed by mid-sized companies going forward.

As always, we remain committed to seeking attractive, risk-adjusted returns over a full market cycle by owning a diversified portfolio of companies, each of which we believe could one day grow much larger. We thank you for your support and interest and look forward to updating you in our next letter.

Sincerely,

George Sakellaris, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell Midcap Growth Index (“Index”) measures the performance of the mid-capitalization growth sector of the U.S. equity market. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Information Technology	23.7%
Health Care	23.0%
Industrials	19.9%
Consumer Discretionary	11.6%
Communication Services	6.8%
Money Market Funds	5.3%
Real Estate Investment Trusts	3.1%
Consumer Staples	3.0%
Materials	2.9%
Financials	1.9%
Other Assets and Liabilities	(1.2)%
100.0%

		Since Inception
Average Annual Total Return	One Year	(10/2/17)
Institutional Shares[1]	-31.54%	6.97%
Investor Shares	-31.70%	6.79%
Russell Midcap Growth Index	-29.57%	8.09%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.79%	0.94%
Net Expense Ratio[2]	0.79%	0.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/mid-cap-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 92.8%

Communication Services — 6.8%
20,772	Liberty Broadband Corp.*	2,358,661
43,713	Match Group, Inc.*	3,046,358
88,667	Pinterest, Inc.*	1,610,193
40,148	SentinelOne, Inc.*	936,653
		7,951,865
Consumer Discretionary — 11.6%
36,428	Bright Horizons Family Solutions, Inc.*	3,078,894
2,093	Chipotle Mexican Grill, Inc.*	2,736,095
6,976	Etsy, Inc.*	510,713
12,091	Five Below, Inc.*	1,371,482
10,696	Lululemon Athletica, Inc.*	2,915,837
28,290	Shift4 Payments, Inc.*	935,267
5,270	Ulta Beauty, Inc.*	2,031,480
		13,579,768
Consumer Staples — 3.0%
13,719	Brown-Forman Corp.	962,525
14,106	Casey’s General Stores, Inc.	2,609,328
		3,571,853
Financials — 1.9%
47,976	KKR & Co., Inc.	2,220,809

Health Care — 23.0%
8,526	Alnylam Pharmaceuticals, Inc.*	1,243,517
3,488	argenx SE ADR*	1,321,533
12,013	Ascendis Pharma A/S ADR*	1,116,728
4,960	Biohaven Pharmaceutical Holding Co., Ltd.*	722,722
4,495	Bio-Rad Laboratories, Inc.*	2,225,025
9,068	Blueprint Medicines Corp.*	458,025
5,890	Catalent, Inc.*	631,938
8,991	Charles River Laboratories International, Inc.*	1,923,804
38,753	DexCom, Inc.*	2,888,261
43,403	Edwards Lifesciences Corp.*	4,127,191
20,694	HealthEquity, Inc.*	1,270,405
23,717	Inari Medical, Inc.*	1,612,519
36,738	NeoGenomics, Inc.*	299,415
16,121	Teleflex, Inc.	3,963,348
16,199	Veeva Systems, Inc.*	3,208,050
		27,012,481
Industrials — 19.9%
7,751	Cintas Corp.	2,895,231
61,772	CoStar Group, Inc.*	3,731,647
16,741	Equifax, Inc.	3,059,920
96,030	IAA, Inc.*	3,146,903
13,796	IDEX Corp.	2,505,767
9,611	SiteOne Landscape Supply, Inc.*	1,142,460
12,788	Verisk Analytics, Inc.	2,213,475
38,520	Waste Connections, Inc.	4,774,939
		23,470,342
Information Technology — 23.7%
13,796	Autodesk, Inc.*	2,372,360
146,099	AvidXchange Holdings, Inc.*	897,048
17,206	Coupa Software, Inc.*	982,463
67,198	Dynatrace, Inc.*	2,650,289
15,656	Elastic NV*	1,059,442
76,886	Genpact, Ltd.	3,256,891
29,995	GoDaddy, Inc.*	2,086,452
7,286	Jack Henry & Associates, Inc.	1,311,626
4,030	KLA Corp.	1,285,892
42,163	Marvell Technology, Inc.	1,835,356
8,216	NXP Semiconductors NV	1,216,214
23,717	Okta, Inc.*	2,144,017
10,618	Paycom Software, Inc.*	2,974,314
51,851	Qualtrics International, Inc.*	648,656
13,796	WEX, Inc.*	2,146,106
15,889	Workiva, Inc.*	1,048,515
		27,915,641
Materials — 2.9%
50,146	Ball Corp.	3,448,540
Total Common Stocks (Cost $111,717,820)		109,171,299

Real Estate Investment Trusts — 3.1%
11,238	SBA Communications Corp.	3,596,722
Total Real Estate Investment Trusts (Cost $2,556,367)		3,596,722

Short-Term Investments — 5.3%

Money Market Funds — 5.3%
6,277,676	First American Government
	Obligations Fund — Class Z, 1.25%#	6,277,676
Total Short-Term Investments (Cost $6,277,676)		6,277,676
Total Investments — 101.2% (Cost $120,551,863)		119,045,697
Liabilities in Excess of Other Assets — (1.2)%		(1,394,586)
NET ASSETS — 100.0%		$117,651,111

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the 12-month period ended June 30, 2022, the Brown Advisory Small-Cap Growth Fund Institutional Shares (the “Fund”) returned -24.11%. During the same period, the Russell 2000® Growth Index (the “Index”), the Fund’s benchmark, returned -33.43%.

The year that just concluded was nearly a mirror image of last year. The fuel that drove the market rally through June of 2021 has dissipated. Ultra-low interest rates are rising quickly. The Federal Reserve’s balance sheet is shrinking compared to expanding. The pandemic-induced stimulus is now in the rear-view mirror. Economic growth is slowing. And credit spreads are expanding, signaling a potentially more treacherous environment ahead. Our investment process is about analyzing change in the market. Unfortunately, the macro change at the margin was negative and so were investment returns for the period.

In any environment, our process is focused on finding, evaluating and owning, at the right price, 3G (durable growth, sound governance and scalable go-to-market strategies) businesses over a multiyear time frame that can make the difficult journey from small- to mid- to large-cap status. The solid risk mitigation generated over the last 12 months was due to security selection, an allocation of capital away from the areas of greatest “excess” in the market and extra prudence due to historically high valuations in the small-cap growth space generated by an extraordinarily accommodative Federal Reserve policy. However, market conditions have changed and so have our views at the margin. We now believe that the valuation correction in smaller-cap companies has largely run its course. And although we know that earnings estimates are poised to decline, perhaps meaningfully, we currently have a much more offensive mindset and want to use the likely forthcoming weakness in financial performance to scale up existing positions and add a number of new positions that we believe will contribute to absolute and relative performance over the short-and long-term. We acknowledge that perfect execution in the current challenging market environment will prove elusive. However, we will strive to be directionally correct in our efforts.

We have asserted for the last 6-9 months that the first half of 2022 would likely be challenging for “growth” stocks as the Federal Reserve alters its policy priorities toward normalization due to the threat of persistently high inflation. Clearly, given the returns in the first half of 2022 it was even more challenging than expected. However, we also believe that as inflation peaks, rates peak and valuations compress, the probability of “growth” issues reclaiming market leadership during some point in the second half of 2022 feels relatively high. We hope the combination of a more constructive backdrop for our space and continued solid stock selection will yield better absolute returns and continued solid relative results going forward.

The present positioning of the strategy has not been altered materially despite numerous changes over the past year. We have continued to emphasize quality and diversification in this difficult equity market. We are still carrying an elevated cash balance so that we have some available “dry powder” to deploy as volatility persists. Similar to the recently reported 2Q22, our shareholders will likely continue to witness a balanced approach to our capital deployment process due to the numerous global crosscurrents at play.

Diving down into performance, there were three sectors that had a meaningfully positive contribution to return. Relative returns across consumer discretionary, health care and information technology were strong and driven by stock selection, but also a contentious effort to avoid the most excessively overvalued names across subsectors. Energy was the most negative contributor primarily due to the sector’s positive performance and our underweight to the space.

Moving one level down to individual security contribution to returns, there were a few contributors and detractors of note. On the positive side of the ledger, BioHaven Pharmaceutical Holdings and Acceleron Pharma, two biotechnology holdings, produced strong returns in a difficult environment due to their announced acquisition by Pfizer and Merck, respectively. Within Technology, Mimecast, an email security company, rose roughly 50% on an acquisition by a private equity firm. ManTech International, a cybersecurity defense contractor, also produced a positive return on another acquisition by a private equity firm. Finally, FTI Consulting, a diversified global consulting firm, performed well as a component of its business tends to accelerate during difficult economic times, which helped make it a safe haven as investment sentiment soured.

On the negative side of the ledger, there was not a consistent theme. Neogenomics and Accolade are two health care holdings that experienced idiosyncratic issues in a segment of the market that struggled, creating the most negative impact to performance. Bright Horizons and IAA, two defensive consumer services holdings, did not act in the defensive manner we expected primarily due to the vagaries associated with COVID-19. Finally, AZEK, a leading composite decking company, fell meaningfully from its highs as interest rates rose and sentiment on housing-related issues deteriorated markedly.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2022

Overall, we remain confident that following a disciplined investment philosophy and process can yield favorable risk-adjusted returns in the U.S. small-cap market over time. We also remain convinced that the foundation of our efforts, our team, remains solid. With the recent downdraft in the equity market, we are growing more offensively minded and are optimistic that we can find business franchises during this period of volatility that fit our underlying “3G” characteristics. Our challenge is that we live in a very complex world at the moment, but believe that our bottom-up approach should serve us well as volatility continues. We know we can’t predict what will happen going forward. We will simply continue to strive to be prepared for what is to come.

We move into the back half of the calendar year 2022 with the belief that better relative days are likely ahead at some point for growth stocks. We will attempt to capitalize on this as it unfolds by deploying capital into attractive risk-adjusted return opportunities.

Sincerely,

Chris Berrier
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Growth Index (“Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Information Technology	27.5%
Health Care	20.5%
Industrials	13.8%
Consumer Discretionary	12.4%
Money Market Funds	8.7%
Communication Services	3.8%
Consumer Staples	3.4%
Materials	3.0%
Financials	2.8%
Real Estate Investment Trusts	2.1%
Energy	1.8%
Private Placements	0.1%
Other Assets and Liabilities	0.1%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares	-24.11%	8.41%	11.32%
Investor Shares	-24.23%	8.25%	11.15%
Advisor Shares	-24.44%	7.98%	10.88%
Russell 2000® Growth Index	-33.43%	4.80%	9.30%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.96%	1.11%	1.36%
Net Expense Ratio[1]	0.96%	1.11%	1.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/small-cap-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 89.0%

Communication Services — 3.8%
3,657,262	Angi, Inc.*	16,750,260
378,162	Cogent Communications Holdings, Inc.	22,977,123
222,798	Take-Two Interactive Software, Inc.*	27,299,439
734,696	Vizio Holding Corp.*	5,010,627
		72,037,449
Consumer Discretionary — 12.4%
573,213	Bright Horizons Family Solutions, Inc.*	48,447,963
218,685	Choice Hotels International, Inc.	24,411,807
175,795	Churchill Downs, Inc.	33,670,016
1,051,561	Clarus Corp.	19,969,143
348,293	First Watch Restaurant Group, Inc.*	5,022,385
904,556	Leslie’s, Inc.*	13,731,160
1,325,405	MakeMyTrip, Ltd.*	34,036,400
979,487	Terminix Global Holdings, Inc.*	39,816,147
80,502	TopBuild Corp.*	13,456,714
		232,561,735
Consumer Staples — 3.4%
234,990	Casey’s General Stores, Inc.	43,468,450
544,601	Simply Good Foods Co.*	20,569,580
		64,038,030
Energy — 1.8%
564,131	Cactus, Inc.	22,717,555
587,208	ChampionX Corp.	11,656,079
		34,373,634
Financials — 2.8%
778,002	Prosperity Bancshares, Inc.	53,114,197

Health Care — 20.5%
1,005,950	Abcam PLC ADR*	14,546,037
1,123,462	agilon health, Inc.*	24,525,175
1,171,633	Alignment Healthcare, Inc.*	13,368,333
91,399	Arvinas, Inc.*	3,846,984
182,017	Ascendis Pharma A/S ADR*	16,920,300
223,589	Biohaven Pharmaceutical Holding Co., Ltd.*	32,579,153
298,040	Blueprint Medicines Corp.*	15,054,000
446,285	Bruker Corp.	28,008,847
9,063	Catalent, Inc.*	972,369
42,402	Charles River Laboratories International, Inc.*	9,072,756
374,653	Encompass Health Corp.	20,999,301
526,645	Establishment Labs Holdings, Inc.*	28,638,955
151,457	Fate Therapeutics, Inc.*	3,753,104
512,056	HealthEquity, Inc.*	31,435,118
306,724	Inari Medical, Inc.*	20,854,165
1,815,546	NeoGenomics, Inc.*	14,796,700
323,797	Neurocrine Biosciences, Inc.*	31,563,732
189,244	Nevro Corp.*	8,294,565
461,448	OrthoPediatrics Corp.*	19,911,481
158,928	Progyny, Inc.*	4,616,858
1,130,811	SI-BONE, Inc.*	14,926,705
107,548	Teleflex, Inc.	26,440,676
		385,125,314
Industrials — 13.8%
671,504	AZEK Co., Inc.*	11,240,977
92,514	Casella Waste Systems, Inc.*	6,723,917
213,763	FTI Consulting, Inc.*	38,659,038
1,337,614	IAA, Inc.*	43,833,611
21,286	IDEX Corp.	3,866,176
202,183	John Bean Technologies Corp.	22,325,047
200,234	Knight-Swift Transportation Holdings, Inc.	9,268,832
179,970	MSA Safety, Inc.	21,788,968
62,394	SiteOne Landscape Supply, Inc.*	7,416,775
79,814	Valmont Industries, Inc.	17,928,619
271,932	Waste Connections, Inc.	33,708,691
194,486	Woodward, Inc.	17,988,010
934,728	Zurn Water Solutions Corp.	25,461,991
		260,210,652
Information Technology — 27.5%
1,877,098	Accolade, Inc.*	13,890,525
157,782	Azenta, Inc.	11,376,082
360,992	Bentley Systems, Inc.	12,021,034
463,470	BlackLine, Inc.*	30,867,102
214,556	CMC Materials, Inc.	37,437,876
274,332	Couchbase, Inc.*	4,504,531
763,229	Dynatrace, Inc.*	30,101,752
270,097	Entegris, Inc.	24,884,037
417,654	Envestnet, Inc.*	22,039,602
1,930,760	EVO Payments, Inc.*	45,411,475
1,675,506	Genpact, Ltd.	70,974,434
3,383,647	Infinera Corp.*	18,136,348
207,133	Lattice Semiconductor Corp.*	10,045,950
106,617	Littelfuse, Inc.	27,084,983
385,711	ManTech International Corp.	36,816,115
674,746	Phreesia, Inc.*	16,875,397
168,283	Power Integrations, Inc.	12,622,908
625,136	PROS Holdings, Inc.*	16,397,317
935,788	Sumo Logic, Inc.*	7,009,052
153,696	WEX, Inc.*	23,908,950
459,528	Workiva, Inc.*	30,324,253
1,612,564	Zuora, Inc.*	14,432,448
		517,162,171
Materials — 3.0%
503,160	HB Fuller Co.	30,295,263
179,336	Quaker Houghton	26,814,319
		57,109,582
Total Common Stocks (Cost $1,620,920,976)		1,675,732,764

Private Placements — 0.1%
19,200	StepStone VC Global Partners IV-B, L.P.*^†	1,519,351
91,769	StepStone VC Global Partners V-B, L.P.*~†	147,998
Total Private Placements (Cost $—)		1,667,349

Real Estate Investment Trusts — 2.1%
2,164,845	DigitalBridge Group, Inc.*	10,564,444
187,493	EastGroup Properties, Inc.	28,935,795
Total Real Estate Investment Trusts (Cost $34,240,321)		39,500,239

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Short-Term Investments — 8.7%

Money Market Funds — 8.7%
164,045,853	First American Government
	Obligations Fund — Class Z, 1.25%#	164,045,853
Total Short-Term Investments (Cost $164,045,853)		164,045,853
Total Investments — 99.9% (Cost $1,819,207,150)		1,880,946,205
Other Assets in Excess of Liabilities — 0.1%		1,033,166
NET ASSETS — 100.0%		$1,881,979,371

*	Non-Income Producing
ADR — American Depositary Receipt
^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to April 2018 as part of a $2,000,000 capital commitment. As of the date of this report, $1,920,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to August 2018 as part of a $100,000 capital commitment. As of the date of this report, $91,000 of the capital commitment has been fulfilled by the Fund.

†
These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees. Further, they may not be sold by the Fund. Total unfunded capital commitments related to these holdings are immaterial and total $89,000, or 0.0% of the Fund’s net assets as of the date of this report.

#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the 12-month period ended June 30, 2022, the Brown Advisory Small-Cap Fundamental Value Fund Investor Shares (the “Fund”) returned -11.59%. During the same period, the Russell 2000® Value Index (the “Index”), the Fund’s benchmark, returned -16.28%.

For the year ended June 30, 2022, health care and real estate were the largest detractors to performance overall, while our communication services holdings were the biggest positive contributor during the period.

Murphy USA, Inc. was the top contributor for the period. Murphy USA engages in motor fuel products and convenience merchandise through retail stores. The industry is experiencing all-time high fuel margins as inflationary costs increase break-even fuel prices for the many independent operators that typically set the market fuel price.

Vista Outdoor Inc. was the largest detractor during the period. Vista designs, manufactures and markets consumer products in the outdoor sports and recreation markets. Despite strong quarters and positive investor day presentations, Vista Outdoor came under pressure as the market feared difficult comparisons on both ammunition and outdoor products, two categories that benefited from the COVID-19 pandemic. We believe that the company remains well positioned given a multi-billion-dollar backlog in ammunition and fundamental changes to the company’s outdoor products portfolio given sustained consumer interest and meaningful M&A over the past 2 years.

The Fund made 14 new investments over the course of the year. Notable additions include Chase Corporation and Dime Community Bancshares.

Chase Corporation is a manufacturer of specialty chemicals and protective materials for high-reliability applications. The company has one of the more enviable business models within cyclicals from a margin and capex perspective. EBITDA margins have been in the mid-to-high 20% range over the last 6+ years, while capex is regularly 1% of sales or less. This combination has led to consistent free cash flow generation year in and year out and driven the sizable net cash balance on the company’s balance sheet (14% of the market cap in net cash). At the time of our purchase, the company was trading at 9.2x EV/EBITDA and a 7.2% free-cash-flow yield on the equity.

Dime Community Bancshares is a small-cap bank operating with a dominant market share in the attractive non-Manhattan boroughs of New York City. The company is relatively unknown because it is the product of a large merger that closed just a year ago. We believe that the transformational nature of this merger and the attractiveness of the pro forma franchise likely are not yet fully understood and appreciated by many investors. Over time, as investors get to know this story better, we believe that the Dime stock should become more fairly valued and achieve multiple expansion from here.

The Fund was also active in selling its investments, with 11 eliminations over the course of the year. The majority of exits were in the financial sector and included TriState Capital Holdings, which was acquired by Raymond James Financial for a sizable market premium.

Over the next several months, we will be keenly watching to see how inflation impacts supply chains and margins, but also demand.  While we have been pleased with how our portfolio has been able to navigate this environment, we are also focused on finding investments that we believe may be oversold given the growing sense of negativity in the market.

Sincerely,

J. David Schuster
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Diversification does not assure a profit,  nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Financials	25.0%
Industrials	18.1%
Consumer Discretionary	11.7%
Real Estate Investment Trusts	8.4%
Information Technology	6.0%
Communication Services	6.0%
Materials	5.5%
Energy	5.4%
Consumer Staples	4.4%
Health Care	4.2%
Money Market Funds	3.6%
Utilities	1.9%
Other Assets and Liabilities	(0.2)%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	-11.45%	4.05%	9.26%
Investor Shares	-11.59%	3.89%	9.09%
Advisor Shares	-11.82%	3.63%	8.82%
Russell 2000® Value Index	-16.28%	4.89%	9.05%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[2]	0.95%	1.10%	1.35%
Net Expense Ratio[2]	0.95%	1.10%	1.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/small-cap-fundamental-value-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of October 19, 2012, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 88.2%

Communication Services — 6.0%
269,723	Nexstar Media Group, Inc.	43,932,482
1,277,827	WideOpenWest, Inc.*	23,269,230
		67,201,712
Consumer Discretionary — 11.7%
176,125	Civeo Corp.*	4,556,354
326,753	Culp, Inc.	1,405,038
1,204,693	Denny’s Corp.*	10,456,735
95,275	Helen of Troy Ltd.*	15,473,613
982,944	La-Z-Boy, Inc.	23,305,602
211,014	Monarch Casino & Resort, Inc.*	12,380,191
166,061	Murphy USA, Inc.	38,670,625
931,281	Vista Outdoor, Inc.*	25,982,740
		132,230,898
Consumer Staples — 4.4%
986,970	Sprouts Farmers Market, Inc.*	24,990,081
587,754	TreeHouse Foods, Inc.*	24,579,872
		49,569,953
Energy — 5.4%
1,553,924	ChampionX Corp.	30,845,391
262,342	Natural Gas Services Group, Inc.*	2,885,762
506,073	Oceaneering International, Inc.*	5,404,860
148,951	REX American Resources Corp.*	12,631,045
1,063,458	Star Group L.P.	9,751,910
		61,518,968
Financials — 25.0%
106,346	Assurant, Inc.	18,381,906
507,575	Bancorp, Inc.*	9,907,864
470,002	Dime Community Bancshares, Inc.	13,935,559
1,627,057	Eastern Bankshares, Inc.	30,035,472
301,257	First Bancorp	10,513,869
166,396	Hanover Insurance Group, Inc.	24,335,415
2,059,821	MGIC Investment Corp.	25,953,745
1,014,814	Pacific Premier Bancorp, Inc.	29,673,162
342,856	Peapack Gladstone Financial Corp.	10,182,823
709,867	Premier Financial Corp.	17,995,129
145,596	Primerica, Inc.	17,426,385
252,613	UMB Financial Corp.	21,749,979
553,200	Veritex Holdings, Inc.	16,186,632
92,591	Virtus Investment Partners, Inc.	15,834,913
500,530	WSFS Financial Corp.	20,066,248
		282,179,101
Health Care — 4.2%
834,328	Owens & Minor, Inc.	26,239,616
694,435	Patterson Cos, Inc.	21,041,380
		47,280,996
Industrials — 18.1%
276,097	Albany International Corp.	21,753,683
318,702	Comfort Systems USA, Inc.	26,500,071
175,454	CRA International, Inc.	15,671,551
154,990	Curtiss-Wright Corp.	20,467,979
718,925	Federal Signal Corp.	25,593,730
119,094	Kadant, Inc.	21,716,791
240,201	McGrath RentCorp	18,255,276
1,390,212	Mueller Water Products, Inc.	16,307,187
140,564	Simpson Manufacturing Co., Inc.	14,142,144
347,888	SPX Corp.*	18,382,402
401,564	Thermon Group Holdings, Inc.*	5,641,974
		204,432,788
Information Technology — 6.0%
718,589	CTS Corp.	24,467,955
847,412	EchoStar Corp.*	16,355,052
327,760	Onto Innovation, Inc.*	22,857,982
100,978	PC Connection, Inc.	4,448,081
		68,129,070
Materials — 5.5%
70,114	Chase Corp.	5,455,570
293,541	Eagle Materials, Inc.	32,271,898
393,178	Ingevity Corp.*	24,825,259
		62,552,727
Utilities — 1.9%
452,221	Portland General Electric Co.	21,855,841
Total Common Stocks (Cost $795,606,765)		996,952,054

Real Estate Investment Trusts — 8.4%
73,805	CTO Realty Growth, Inc.	4,510,962
131,171	EastGroup Properties, Inc.	20,243,620
955,435	Essential Properties Realty Trust, Inc.	20,532,298
541,458	Getty Realty Corp.	14,348,637
736,369	Global Medical REIT, Inc.	8,269,424
2,623,421	Ladder Capital Corp.	27,650,857
Total Real Estate Investment Trusts (Cost $81,516,163)		95,555,798

Short-Term Investments — 3.6%

Money Market Funds — 3.6%
40,435,495	First American Government
	Obligations Fund — Class Z, 1.25%#	40,435,495
Total Short-Term Investments (Cost $40,435,495)		40,435,495
Total Investments — 100.2% (Cost $917,558,423)		1,132,943,347
Liabilities in Excess of Other Assets — (0.2)%		(2,719,255)
NET ASSETS — 100.0%		$1,130,224,092

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the period from inception through June 30, 2022, the Brown Advisory Sustainable Small-Cap Core Fund Institutional Shares (the” Fund”) fell 22.50% in value. During the same period, the Russell 2000® Index (the “Index”), the Fund’s benchmark, fell 21.79%.

For the period ended June 30, 2022, the Fund faced a confluence of challenging market environments. Markets became more hesitant in their upswing as increasing concerns around COVID-19 variants were also met with inflation concerns and supply chain issues, all of which led to increased suggestions from the Federal Reserve around raising interest rates in 2022. Beginning in January 2022, sector rotation was a key driver in the Fund’s modest underperformance given its persistent underweight to the energy sector, which surged during the first quarter of 2022. The lack of meaningful energy exposure stems from heightened ESG risks in the sector and limited sustainable drivers in fossil fuel production. The intersection of various macroeconomic issues, such as the pandemic, geopolitical instability, inflation, and rising interest rates continued to create a complicated market environment for investors.

Strong performance within the health care and information technology sectors was offset by the Fund’s lack of exposure to the energy and utilities sectors during the period. The biggest contributors to returns included CMC Materials, Inc., Biohaven Pharmaceutical Holding Company Ltd., Aspen Technology, Inc., Nexstar Media Group, Inc. Class A, and TriState Capital Holdings, Inc. During the period, CMC Materials, Biohaven’s calcitonin gene-related peptide (CGRP) franchise, and TriState Capital Holdings all announced plans to be acquired, and Aspen Technology announced a business combination with Emerson.

The Fund’s largest detractors included Workiva Inc. Class A, Bright Horizons Family Solutions, Inc., AZEK Co., Inc. Class A, AvidXchange Holdings, Inc., and IAA, Inc. Workiva’s underperformance was driven by the abrupt slowdown in capital markets activity due to macroeconomic issues, including concern about rising interest rates. Bright Horizons shares have been impacted as the COVID-19 pandemic has continued to delay workplace re-openings and teachers’ return to the workforce. Azek’s stock underperformed on fears that rising rates have the potential to impact construction spending. AvidXchange was weak following its IPO given a broader sell-off in high-growth fintech and payment companies. Lastly, IAA shares fell after the company announced that it would be losing business from a former top customer.

We took advantage of the volatile markets to initiate new positions in several companies: Ascendis, a biotech company, provides us a platform technology play with their TransCon drugs. AvidXchange digitizes the accounts payable workflow for middle market businesses in a variety of niche verticals, which helps to reduce environmental impacts primarily from paper, as well as mitigate fraud risk. Fate Therapeutics develops induced pluripotent stem cell (iPSC) NK cells for hematological malignancies, which have several advantages that could help the company compete effectively against other cell therapies and cell engagers. H.B. Fuller provides innovative adhesive products for specific engineering, consumer, and construction applications that are exposed to the light-weighting of products, high content volume in electric vehicles, as well as the growth in solar and batteries. Owens & Minor is a medical supply distributor and manufacturer; notably, it is one of the largest vertically integrated manufacturers of healthcare personal protective equipment. Warby Parker offers affordable prescription eyeglasses, and its mission-driven brand has been instrumental in attracting and retaining employees and customers. And lastly, Zurn Water Solutions, which spun out of Rexnord, is a stand-alone pure-play water management business with meaningful exposure to secular drivers of climate change, water scarcity, and hygiene.

Acceleron Pharma Inc and TriState Capital Holdings, Inc. were both acquired during the period and subsequently eliminated from the Fund. We also eliminated our position in Vimeo, Inc. to fund new positions where we saw a more compelling risk/reward.

Reflecting on the period, the Fund has been able to navigate many unknowns. During such periods, we aim to stay focused on the things we can control: The diligence of our fundamental, ESG and investigative research, communication across our investment team, and adherence to a long-term investment philosophy rooted in best-in-breed business models, attractive valuations, and strong or improving sustainable drivers that stem from a company’s products, services or operations. Amid the market’s turmoil, we remain guided by individual company analysis and bottom-up portfolio construction.

Sincerely,

Timothy Hathaway, CFA
Portfolio Manager; Head of U.S. Institutional Business

Emily Dwyer
Portfolio Manager

Kenneth Coe, CFA
Equity Research Analyst

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration. Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 2000® Index (“Index”) measures the performance of a small-cap segment of the U.S. equity universe. The Index includes the 2,000 stocks with the lowest market capitalization in the Russell 3000® Index.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Information Technology	21.8%
Industrials	19.0%
Financials	17.1%
Health Care	15.8%
Money Market Funds	7.2%
Consumer Discretionary	7.1%
Real Estate Investment Trusts	5.9%
Materials	4.3%
Consumer Staples	3.3%
Communication Services	3.2%
Other Assets and Liabilities	(4.7)%
100.0%

Since Inception
Total Return	(9/30/21)
Institutional Shares	-22.50%
Investor Shares	-22.60%
Russell 2000® Index	-21.79%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	1.18%	1.33%
Net Expense Ratio[1]	0.94%	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/funds/sustainable-small-cap-core-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2021.  Refer to the financial highlights for the gross and net expense ratios for the period ended as of the date of this report.  Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 91.6%

Communication Services — 3.2%
61,858	Angi, Inc.*	283,310
4,962	Nexstar Media Group, Inc.	808,210
		1,091,520
Consumer Discretionary — 7.1%
8,355	Bright Horizons Family Solutions, Inc.*	706,165
4,177	Choice Hotels International, Inc.	466,278
41,619	Denny’s Corp.*	361,253
12,992	National Vision Holdings, Inc.*	357,280
2,506	TopBuild Corp.*	418,903
7,519	Warby Parker, Inc.*	84,664
		2,394,543
Consumer Staples — 3.3%
30,554	Sprouts Farmers Market, Inc.*	773,627
8,099	TreeHouse Foods, Inc.*	338,700
		1,112,327
Financials — 17.1%
30,810	Bancorp, Inc.*	601,411
57,237	Eastern Bankshares, Inc.	1,056,596
56,180	MGIC Investment Corp.	707,868
20,460	Pacific Premier Bancorp, Inc.	598,250
5,234	Primerica, Inc.	626,457
9,326	Prosperity Bancshares, Inc.	636,686
10,196	UMB Financial Corp.	877,876
22,250	Veritex Holdings, Inc.	651,035
		5,756,179
Health Care — 15.8%
15,771	Abcam PLC ADR*	228,049
31,526	Alignment Healthcare, Inc.*	359,712
4,143	Ascendis Pharma A/S ADR*	385,133
4,842	Biohaven Pharmaceutical Holding Co., Ltd.*	705,528
5,081	Blueprint Medicines Corp.*	256,641
2,080	Charles River Laboratories International, Inc.*	445,058
1,620	Fate Therapeutics, Inc.*	40,144
11,083	HealthEquity, Inc.*	680,385
5,490	Inari Medical, Inc.*	373,265
10,162	NeoGenomics, Inc.*	82,820
3,546	Neurocrine Biosciences, Inc.*	345,664
2,933	Nevro Corp.*	128,553
10,520	OrthoPediatrics Corp.*	453,938
20,784	Owens & Minor, Inc.	653,657
14,305	SI-BONE, Inc.*	188,826
		5,327,373
Industrials — 19.0%
22,370	AZEK Co., Inc.*	374,474
12,310	Comfort Systems USA, Inc.	1,023,577
22,029	Federal Signal Corp.	784,232
21,142	IAA, Inc.*	692,823
1,552	John Bean Technologies Corp.	171,372
8,883	McGrath RentCorp	675,108
64,688	Mueller Water Products, Inc.	758,790
3,563	Simpson Manufacturing Co., Inc.	358,473
1,893	SiteOne Landscape Supply, Inc.*	225,021
12,771	SPX Corp.*	674,820
2,080	Woodward, Inc.	192,379
17,016	Zurn Water Solutions Corp.	463,516
		6,394,585
Information Technology — 21.8%
22,967	Accolade, Inc.*	169,956
1,194	Aspen Technology, Inc.*	219,314
42,370	AvidXchange Holdings, Inc.*	260,152
5,303	BlackLine, Inc.*	353,180
4,842	CMC Materials, Inc.	844,881
17,493	CTS Corp.	595,637
8,440	Dynatrace, Inc.*	332,874
30,230	EchoStar Corp.*	583,439
4,672	Envestnet, Inc.*	246,541
12,464	EVO Payments, Inc.*	293,153
9,991	Genpact, Ltd.	423,219
1,807	Littelfuse, Inc.	459,050
14,680	Onto Innovation, Inc.*	1,023,782
8,048	Phreesia, Inc.*	201,280
2,251	Power Integrations, Inc.	168,848
3,922	WEX, Inc.*	610,106
8,610	Workiva, Inc.*	568,174
		7,353,586
Materials — 4.3%
11,253	HB Fuller Co.	677,543
12,310	Ingevity Corp.*	777,254
		1,454,797
Total Common Stocks (Cost $37,894,304)		30,884,910

Real Estate Investment Trusts — 5.9%
132,974	DigitalBridge Group, Inc.*	648,913
3,512	EastGroup Properties, Inc.	542,007
17,630	Essential Properties Realty Trust, Inc.	378,869
4,621	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	174,951
2,864	W.P. Carey, Inc.	237,311
Total Real Estate Investment Trusts (Cost $2,370,747)		1,982,051

Short-Term Investments — 7.2%

Money Market Funds — 7.2%
2,445,555	First American Government
	Obligations Fund — Class Z, 1.25%#	2,445,555
Total Short-Term Investments (Cost $2,445,555)		2,445,555
Total Investments — 104.7% (Cost $42,710,606)		35,312,516
Liabilities in Excess of Other Assets — (4.7)%		(1,585,240)
NET ASSETS — 100.0%		$33,727,276
*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the twelve-month period ended June 30, 2022, the Brown Advisory Global Leaders Fund Investor Shares (the “Fund”) decreased by 18.45% in value. During the same period, the FTSE All-World Index (the “Index”), the Fund’s benchmark, decreased by 15.63%. The Fund returned an annualized 9.22% since inception compared to 6.88% for the Index.

For the 12 months ended June 30, 2022, stock prices were influenced by fears of a global growth deceleration and the start of a rising interest rate cycle. Our bottom up, valuation conscious investment approach in quality companies has underperformed our benchmark in this environment. We are bottom-up stock pickers and invest in companies and management teams, not countries, economies or macro factors. We believe that giving our high quality, high return on invested capital “RoIC” compounders the opportunity to reinvest into their business should deliver value for our investors over the long run. The biggest contribution to underperformance was the lack of investment in the energy sector. After seven years we are yet to find an investment in the energy sector that fulfills our criteria particularly on superior customer outcome, durable 20% RoIC and our sustainable investing framework. Financials was the main positive contributor and a meaningful turnaround from 2021. We hold financials with secular growth trends such as life insurance or micro lending in emerging markets and essential financial infrastructure such as securities exchanges.

During the past year we have had a large number of opportunities to bring new companies into the portfolio. We invested in five new companies and divested from five companies. Four of the new investments were added in 2022. We added: B3, Allegion, ASML, Moody’s and Otis while exiting Brown Forman, Fair Isaac, Ecolab, Electronic Arts and Schindler. B3 is our first investment in Brazil and the leading exchange in the region with benefits from a number of secular growth trends such as deepening local capital market. Allegion can be considered a high-quality US industrial, an area where we did not have exposure to and it added idiosyncratic risk to the portfolio. ASML and Moody’s had been on our ready-to-buy list for many years and the market dislocations in March allowed us to enter these investments at what we believe to be attractive double-digit five-year IRRs. Finally, we upgraded our business model exposure in the escalator and elevator sector from Schindler to Otis when market valuations gave us an attractive opportunity to make this switch.

The Global Leaders Fund seeks to deliver attractive long-term performance by investing in a concentrated portfolio of companies that can generate attractive economics for shareholders. Given its concentrated nature, the Global Leaders Fund performance is primarily an output of our investment selection. The Global Leaders’ team remains dedicated to executing on our investment process that we believe may deliver value for our investors over the long run.

Sincerely,

Mick Dillon, Bertie Thomson
Portfolio Managers

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest. The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

The Fund’s ESG criteria may exclude securities of certain issuers for nonfinancial reasons, therefore the Fund may forgo some market opportunities available to funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The FTSE All-World Index (“Index”) is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Information Technology	38.2%
Financials	20.4%
Communication Services	12.1%
Industrials	9.6%
Health Care	6.3%
Consumer Staples	5.8%
Consumer Discretionary	4.4%
Materials	2.4%
Money Market Funds	0.1%
Other Assets and Liabilities	0.7%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(7/1/15)
Institutional Shares[1]	-18.34%	10.15%	9.38%
Investor Shares	-18.45%	9.99%	9.22%
FTSE All-World Index	-15.63%	6.96%	6.88%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.77%	0.92%
Net Expense Ratio[2]	0.77%	0.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/global-leaders-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of October 31, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 99.2%

Brazil — 2.4%
12,977,692	B3 S.A. — Brasil Bolsa Balcao	27,302,141

China — 7.7%
3,593,344	AIA Group, Ltd.	39,262,924
1,055,180	Tencent Holdings, Ltd.	47,762,878
		87,025,802
France — 4.0%
451,817	Safran S.A.	44,985,577

Germany — 6.2%
421,308	CTS Eventim AG & Co. KGaA*	22,223,787
280,457	Deutsche Boerse AG	47,096,433
		69,320,220
India — 2.2%
1,436,927	HDFC Bank, Ltd.	24,613,283

Indonesia — 2.9%
117,146,664	Bank Rakyat Indonesia Persero	32,715,056

Netherlands — 5.0%
55,307	ASML Holding NV ADR	26,319,495
303,508	Wolters Kluwer NV	29,415,507
		55,735,002
Sweden — 1.8%
2,480,927	Atlas Copco AB	20,787,505

Switzerland — 3.6%
120,708	Roche Holding AG	40,352,666

Taiwan — 2.9%
394,355	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	32,238,521

United Kingdom — 3.3%
811,680	Unilever PLC	36,996,221

United States — 57.2%

Communication Services — 5.9%
30,384	Alphabet, Inc. — Class C*	66,463,481

Consumer Discretionary — 4.4%
14,512	Booking Holdings, Inc.*	25,381,343
425,640	TJX Companies, Inc.	23,771,994
		49,153,337
Consumer Staples — 2.5%
110,358	Estee Lauder Companies, Inc.	28,104,872

Financials — 5.2%
441,164	Charles Schwab Corp.	27,872,742
113,366	Moody’s Corp.	30,832,151
		58,704,893
Health Care — 2.7%
320,705	Edwards Lifesciences Corp.*	30,495,838

Industrials — 3.7%
226,589	Allegion PLC	22,183,063
283,826	Otis Worldwide Corp.	20,057,983
		42,241,046
Information Technology — 30.4%
72,569	Adobe, Inc.*	26,564,608
146,192	Autodesk, Inc.*	25,139,176
82,568	Intuit, Inc.	31,825,010
614,232	Marvell Technology, Inc.	26,737,519
150,027	MasterCard, Inc.	47,330,518
415,893	Microsoft Corp.	106,813,800
392,779	Visa, Inc.	77,334,257
		341,744,888
Materials — 2.4%
119,059	Sherwin-Williams Co.	26,658,501
Total United States		643,566,856
Total Common Stocks (Cost $985,000,593)		1,115,638,850

Short-Term Investments — 0.1%

Money Market Funds — 0.1%
1,592,468	First American Government
	Obligations Fund — Class Z, 1.25%#	1,592,468
Total Short-Term Investments (Cost $1,592,468)		1,592,468
Total Investments — 99.3% (Cost $986,593,061)		1,117,231,318
Other Assets in Excess of Liabilities — 0.7%		7,506,572
NET ASSETS — 100.0%		$1,124,737,890

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

The Brown Advisory Sustainable International Leaders Fund strategy focuses on competitively advantaged businesses from a fundamental and sustainability perspective, that we believe have reinvestment opportunities at high returns on invested capital (ROIC), are run by capable and rightly incentivized management teams and are attractively valued based on our five-year base case assumptions. We believe these companies have the ability to compound their economics and generate attractive shareholder returns over a long investment horizon. Given its concentrated nature the Brown Advisory Sustainable International Leaders Fund performance is primarily an output of our stock picking. The Brown Advisory Sustainable International Leaders Fund Institutional Shares (the “Fund”) was launched on February 28, 2022. During the period from inception through June 30, 2022, the Fund decreased by 15.80% in value. During the same period, the FTSE All-World ex US Index (the “Index”), the Fund’s benchmark, decreased by 13.11%.

For the four months ended June 30, 2022, the Fund’s underperformance can overwhelmingly be explained by negative attribution from information technology and health care as well as not being invested in the energy sector. Our lack of exposure to energy arises from not having found an investment in this sector to date that fulfills our investment criteria, particularly around our return on capital requirements. Financials, the largest strategy exposure, had a positive effect on attribution in this period and was the main positive contributor to performance. We believe that we invest in differentiated financials firms with secular growth trends such as life insurance or micro lending in emerging markets and essential financial infrastructure such as securities exchanges which have had cyclical tailwinds from high transaction volumes year-to-date.

The portfolio is an outcome of bottom up fundamental analysis of individual companies and also incorporates behavioral rules in the investment process. We launched the portfolio with our highest conviction ideas in international markets. It is a short period of time since the launch of the Fund and whilst it would be very atypical for us to be very active in this time frame, the recent period of market dislocation has provided an opportunity to purchase two strong business models that became available to us at attractive valuations, ASML and Compass Group. ASML is a Dutch semiconductor company that is the sole provider of extreme ultraviolet lithography equipment that powers leading edge chips which go into a host of applications including the latest smartphones and high performance computing. Compass Group is a leading outsourced food services provider that has had a history of strong execution across multiple economic cycles. The company should benefit from increased first time outsourcing activity in a complex operating environment coupled with market share gains from smaller players that would have likely struggled to stay afloat during the pandemic. Both these companies were purchased at double digit IRRs on our cash flow based valuation methodology. We have also divested from two companies: Oriental Land and Aveva. In the case of Oriental Land, this was on the back of changes to their mid-term plan that were contrary to our expectations. At Aveva, following some top executive changes, we found ourselves with lack of conviction on management’s ability to execute. Both these developments were not part of our original thesis and potentially carried a higher risk than what we were willing to underwrite.

We believe that our investment process can deliver value for our investors over the long-run. We view the Fund as a collection of strong business models that may be positioned to increase their intrinsic value over a long period of time in a wide range of macroeconomic scenarios. The attractive portfolio characteristics highlighted here are reflected in 14.1% ROIC, 8.1% three-year sales growth and a 4.6% free cash flow “FCF” yield as of June 30, 2022, all of which we believe may potentially set us up going forward.

Sincerely,

Priyanka Agnihotri
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest. The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

In addition, the Sub-Adviser utilizes the services of third-party data providers for purposes of conducting its ESG due diligence process and such data is inherently subject to interpretation, restatement, delay and omission outside the Sub-Adviser’s control.

The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The FTSE All-World ex US Index (“Index”) comprises large and mid cap stocks of developed and emerging markets excluding the US.  The Index is derived from the FTSE Global Equity Index Series which covers 98% of the world’s investable market capitalization.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

United Kingdom	17.3%
Money Market Funds	15.9%
Netherlands	9.9%
France	9.2%
Germany	8.3%
China	7.5%
United States	6.5%
Switzerland	6.0%
India	4.3%
Canada	4.1%
Japan	3.9%
Denmark	3.5%
Sweden	3.5%
Finland	2.8%
Taiwan	2.8%
Brazil	2.6%
Indonesia	2.6%
Other Assets and Liabilities	(10.7)%
100.0%

Since Inception
Total Return	(2/28/22)
Institutional Shares	-15.80%
Investor Shares	-15.90%
FTSE All-World ex US Index	-13.11%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	1.29%	1.44%
Net Expense Ratio[1]	0.86%	1.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/funds/sustainable-international-leaders-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated February 28, 2022.  Refer to the financial highlights for the gross and net expense ratios for the period ended as of the date of this report.  Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 94.8%

Brazil — 2.6%
79,082	B3 S.A. — Brasil Bolsa Balcao	166,371

Canada — 4.1%
2,089	Waste Connections, Inc.	259,015

China — 7.5%
23,300	AIA Group, Ltd.	254,589
4,800	Tencent Holdings, Ltd.	217,272
		471,861
Denmark — 3.5%
1,929	Coloplast A/S	220,407

Finland — 2.8%
3,690	Kone OYJ	176,365

France — 9.2%
405	LVMH Moet Hennessy Louis Vuitton SE	248,217
3,319	Safran S.A.	330,460
		578,677
Germany — 8.3%
2,984	CTS Eventim AG & Co. KGaA*	157,405
2,187	Deutsche Boerse AG	367,257
		524,662
India — 4.3%
4,919	HDFC Bank, Ltd. ADR	270,349

Indonesia — 2.6%
583,983	Bank Rakyat Indonesia Persero	163,086

Japan — 3.9%
388	Keyence Corp.	133,060
2,800	Shiseido Co., Ltd.	112,860
		245,920
Netherlands — 9.9%
175	Adyen NV*	252,549
293	ASML Holding NV	138,425
2,404	Wolters Kluwer NV	232,992
		623,966
Sweden — 3.5%
25,911	Atlas Copco AB	217,106

Switzerland — 6.0%
734	Roche Holding AG	245,376
573	Sika AG	132,270
		377,646
Taiwan — 2.8%
2,117	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	173,065

United Kingdom — 17.3%
10,042	Compass Group PLC	206,176
7,610	Experian PLC	223,436
2,278	London Stock Exchange Group PLC	212,564
41,473	Rentokil Initial PLC	240,417
4,493	Unilever PLC	204,790
		1,087,383
United States — 6.5%
98	Booking Holdings, Inc.*	171,401
971	NXP Semiconductors NV	143,737
3,075	Shopify, Inc.*	96,082
		411,220
Total Common Stocks (Cost $6,814,006)		5,967,099

Short-Term Investments — 15.9%

Money Market Funds — 15.9%
1,002,971	First American Government
	Obligations Fund — Class Z, 1.25%#	1,002,971
Total Short-Term Investments (Cost $1,002,971)		1,002,971
Total Investments — 110.7% (Cost $7,816,977)		6,970,070
Liabilities in Excess of Other Assets — (10.7)%		(674,539)
NET ASSETS — 100.0%		$6,295,531

*	Non-Income Producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the 12-month period ended June 30, 2022, the Brown Advisory Intermediate Income Fund Investor Shares (the “Fund”) returned -7.60%, slightly ahead of the -7.91% return for its benchmark, the Bloomberg Intermediate US Aggregate Bond Index (the “Index”).

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined research process focused on capital preservation. Duration and sector weightings are determined mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macro forecast.

The shift in tone by the Federal Reserve in the latter half of 2021 continued to weigh heavily on the market during the first half of 2022.  Inflation, which the Federal Reserve previously characterized as transitory, proved to be more persistent and began to spread from goods to services as consumers shifted spending.  Treasury yields responded by moving aggressively higher and portions of the yield curve inverted as investors priced in an aggressive tightening cycle and a growing risk of recession.

In March, the Federal Reserve began tightening economic conditions and thus far has raised the Fed Funds rate by a total of 150 basis points, with a 75 basis point move in mid-June in an attempt to move ahead of inflation expectations.  We have continued to maintain a defensive posture in regard to interest rates. We did reduce our duration underweight when the 10-year Treasury reached 3.00% as we believed that was a reasonable approximation of the terminal Fed Funds rate for this tightening cycle.

Over the period, we also actively decreased our allocation to high-quality corporate bonds.  Given the rising probability of a recession and the strain inflation was placing on consumers, credit spreads moved wider to reflect this increasing possibility therefore we felt it was prudent to lower our exposure.  We focused on selling lower BBB-rated credits as well as more cyclical companies that we believe will begin to lose their ability to pass through their increased costs as the consumer continues to pull back spending.

We also lowered our exposure to the more consumer-centric asset-backed, mortgage-backed, and commercial mortgage-backed bonds we held.  Our rationale here was the same, persistent inflation and a growing risk of a recession should eventually impair the consumers’ ability to keep spending and servicing their obligations.  Although we primarily utilize Treasuries for liquidity and duration management of the Fund, we reallocated the funds from the reduction in securitized and corporate bonds into Treasuries as we look to navigate the next leg of the monetary cycle.

Looking forward, we expect to be able to move back to a neutral stance in duration when the market begins to look beyond the current cycle.  We will, however, remain cautious regarding corporate and securitized bonds given the increasing probability of a recessionary period.  Lastly, we believe over the cycle our research-focused investment process should continue to generate attractive income as individual security selection returns to the forefront of relative performance.

Sincerely,

Jason T. Vlosich
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Bloomberg Intermediate US Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

U.S. Treasury Notes	28.6%
Mortgage Backed Securities	25.7%
Corporate Bonds & Notes	18.6%
Affiliated Mutual Funds	12.0%
Asset Backed Securities	11.0%
Money Market Funds	5.4%
Other Assets and Liabilities	(1.3)%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Investor Shares	-7.60%	0.91%	1.18%
Advisor Shares	-7.82%	0.66%	0.94%
Bloomberg Intermediate US Aggregate Bond Index	-7.91%	0.88%	1.38%

	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.56%	0.81%
Net Expense Ratio[1]	0.53%	0.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/intermediate-income-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 25.7%
925,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY C (1 Month LIBOR USD + 1.35%)^	2.67%	09/15/2034	880,570
1,793,675	Bayview MSR Opportunity Master Fund Trust, Series 2021-INV5 A-5#^	2.50%	11/25/2051	1,651,067
1,858,379	Bayview Opportunity Master Fund VI Trust, Series 2021-INV6 A-5#^	2.50%	10/25/2051	1,689,479
1,552,500	BX Commercial Mortgage Trust, Series 2021-VOLT D (1 Month LIBOR USD + 1.65%)^	2.97%	09/15/2036	1,456,053
1,250,000	BX Trust, Series 2021-SDMF B (1 Month LIBOR USD + 0.74%)^	2.06%	09/15/2034	1,178,799
500,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	482,246
76	FHLMC PC, Pool# C0-0210	8.00%	01/01/2023	77
1,681,394	FHLMC PC, Pool# WA-3311	2.21%	04/01/2038	1,382,448
919,462	FHLMC REMIC, Series 3037 NE	5.00%	09/15/2035	961,935
3,644	FHLMC REMIC, Series 4840 BK	4.50%	09/15/2046	3,643
528,459	FHLMC REMIC, Series 5145 AB	1.50%	09/25/2049	464,354
1,145,637	FHLMC REMIC, Series 5129 KA	1.00%	11/25/2049	1,048,309
1,389,634	FHLMC REMIC, Series 5129 DM	1.00%	08/25/2050	1,148,731
1,189,701	FHLMC REMIC, Series 5115 KC	1.00%	12/25/2050	1,057,242
1,090,443	FHLMC REMIC, Series 5127 ME	1.00%	07/25/2051	887,553
1,062,254	FHLMC REMIC, Series 4634 MA	4.50%	11/15/2054	1,101,156
751,551	FHMS, Series Q-006 APT1#	2.89%	04/25/2028	741,703
164,941	FHMS, Series Q-006 APT2#	2.76%	10/25/2028	162,662
105,180	FHMS, Series Q-010 APT1#	2.94%	04/25/2046	105,103
154,169	FHMS, Series Q-007 APT1#	3.04%	10/25/2047	154,265
202,392	FHMS, Series Q-007 APT2#	3.31%	10/25/2047	200,124
555,410	FHMS, Series Q-013 APT1#	1.22%	05/25/2050	534,402
750,000	FNMA, Pool# BL1160	3.64%	01/01/2026	749,623
9,000	FNMA, Pool# 628837	6.50%	03/01/2032	9,532
473,322	FNMA, Pool# MA2998	3.50%	04/01/2032	476,349
13,797	FNMA, Pool# 663238	5.50%	09/01/2032	14,363
20,859	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	2.27%	11/01/2033	20,655
9,722	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	2.41%	12/01/2033	9,696
22,267	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	1.90%	02/01/2034	22,132
69,891	FNMA, Pool# BN0202	5.50%	09/01/2048	73,084
137,199	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	1,756
36,323	FNMA REMIC Trust, Series 2020-6 GL	3.00%	04/25/2043	36,261
404,931	FNMA REMIC Trust, Series 2016-M10 AV1	2.35%	11/25/2045	397,209
1,063,662	FNMA REMIC Trust, Series 2021-15 HD	1.00%	04/25/2051	865,192
664,172	FREMF Mortgage Trust, Series 2020-KF74 B (1 Month LIBOR USD + 2.15%)^	3.27%	01/25/2027	659,141
914,847	FREMF Mortgage Trust, Series 2019-KF59 B (1 Month LIBOR USD + 2.35%)^	3.47%	02/25/2029	903,108
1,082,245	FREMF Mortgage Trust, Series 2020-KF76 B (1 Month LIBOR USD + 2.75%)^	3.87%	01/25/2030	1,031,448
12,316	GNMA, Pool# 781186X	9.00%	06/15/2030	12,354
778,710	GNMA, Pool# CM0214H (1 Year CMT Rate + 2.10%)	4.10%	02/20/2072	826,196
755,646	GNMA, Pool# CM0231H (1 Year CMT Rate + 2.12%)	4.12%	02/20/2072	802,541
2,405,576	GNMA REMIC Trust, Series 2021-093 PC	1.00%	09/20/2050	2,041,972
2,516,444	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	2,105,792
1,453,949	GS Mortgage-Backed Securities Trust, Series 2022-LTV1 A8#^	3.00%	06/25/2052	1,370,006
1,485,892	J.P. Morgan Mortgage Trust, Series 2022-LTV2 A4#^	3.50%	09/25/2052	1,431,001
1,307,841	J.P. Morgan Mortgage Trust, Series 2020-LTV2 A15#^	3.00%	11/25/2050	1,269,442
900,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	2.02%	11/15/2034	891,561
1,938,302	RCKT Mortgage Trust, Series 2022-1 A5#^	2.50%	01/25/2052	1,769,378
1,927,022	RCKT Mortgage Trust, Series 2022-2 A6#^	2.50%	02/25/2052	1,747,085
Total Mortgage Backed Securities (Cost $39,799,561)				36,828,798

Corporate Bonds & Notes — 18.6%
775,000	Alexandria Real Estate Equities, Inc.	3.38%	08/15/2031	688,980
770,000	American Tower Corp.	3.60%	01/15/2028	721,883
1,660,000	Analog Devices, Inc.	1.70%	10/01/2028	1,459,403
825,000	Aptiv PLC	3.25%	03/01/2032	703,844
1,555,000	Citigroup, Inc.	3.20%	10/21/2026	1,482,652

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 18.6% (Continued)
1,475,000	Clorox Co.	4.40%	05/01/2029	1,472,688
770,000	Colonial Enterprises, Inc.^	3.25%	05/15/2030	701,504
758,000	Comcast Corp.	3.40%	04/01/2030	714,030
760,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	710,473
810,000	Crown Castle International Corp.	3.30%	07/01/2030	717,065
1,490,000	Dollar General Corp.	3.88%	04/15/2027	1,466,381
1,470,000	Dollar Tree, Inc.	4.20%	05/15/2028	1,431,868
785,000	Fortis, Inc.	3.06%	10/04/2026	740,192
1,535,000	Hasbro, Inc.	3.55%	11/19/2026	1,470,321
755,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	748,166
1,460,000	Keysight Technologies, Inc.	4.60%	04/06/2027	1,469,599
1,535,000	Land O’Lakes, Inc.^	6.00%	11/15/2022	1,539,173
795,000	Morgan Stanley	3.75%	02/25/2023	797,688
1,515,000	NXP BV	3.88%	06/18/2026	1,463,339
845,000	PerkinElmer, Inc.	1.90%	09/15/2028	706,106
665,000	SYSCO Corp.	5.95%	04/01/2030	711,428
1,645,000	Verizon Communications, Inc.	2.10%	03/22/2028	1,465,569
1,565,000	Wells Fargo & Co.	3.00%	10/23/2026	1,480,715
945,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	943,785
825,000	Xylem, Inc.	1.95%	01/30/2028	730,612
Total Corporate Bonds & Notes (Cost $29,087,582)				26,537,464

Asset Backed Securities — 11.0%
510,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	507,388
900,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	833,197
489,757	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	472,297
35,467	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	35,440
613,380	FHF Trust, Series 2021-2A A^	0.83%	12/15/2026	588,273
141,261	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	135,768
1,700,000	FREED ABS Trust, Series 2022-1FP B^	1.91%	03/19/2029	1,638,405
1,316,938	GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS A^	1.93%	07/20/2048	1,126,599
803,338	GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS A^	2.31%	10/20/2048	700,435
590,000	GTP Acquisition Partners I LLC, Series 2015-1-2^	3.48%	06/15/2050	581,947
1,575,000	HPEFS Equipment Trust, Series 2021-2A B^	0.61%	09/20/2028	1,509,077
700,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	699,941
500,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	493,939
733,895	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	2.77%	03/19/2037	722,266
762,190	JPMorgan Chase Bank NA — CACLN, Series 2021-3 B^	0.76%	02/25/2029	736,881
395,099	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	387,908
141,793	NYCTL Trust, Series 2019-A A^	2.19%	11/10/2032	140,704
145,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	135,840
600,000	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	598,622
400,000	SBA Tower Trust, Series 2020-1-2^	1.88%	07/15/2050	370,169
850,000	Stack Infrastructure Issuer LLC, Series 2020-1A A2^	1.89%	08/25/2045	782,017
623,952	Tesla Auto Lease Trust, Series 2020-A A3^	0.68%	12/20/2023	616,550
445,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	420,313
1,125,000	Vantage Data Centers Issuer LLC, Series 2020-1A A2^	1.65%	09/15/2045	1,026,674
500,000	Verizon Owner Trust, Series 2019-A C	3.22%	09/20/2023	500,243
Total Asset Backed Securities (Cost $16,664,842)				15,760,893

U.S. Treasury Notes — 28.6%
5,000,000	United States Treasury Note	1.63%	08/15/2022	5,001,118
3,000,000	United States Treasury Note	0.13%	01/31/2023	2,957,429
6,775,000	United States Treasury Note	2.25%	03/31/2026	6,592,393
6,395,000	United States Treasury Note	2.88%	05/15/2028	6,332,424
4,385,000	United States Treasury Note	0.88%	11/15/2030	3,712,348
17,895,000	United States Treasury Note	1.88%	02/15/2032	16,259,284
Total U.S. Treasury Notes (Cost $42,327,116)				40,854,996

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Affiliated Mutual Funds (Note 3) — 12.0%
1,797,551	Brown Advisory Mortgage Securities Fund — Institutional Shares	17,238,512
Total Affiliated Mutual Funds (Cost $18,450,329)		17,238,512

Short-Term Investments — 5.4%

Money Market Funds — 5.4%
7,704,875	First American Government Obligations Fund — Class Z, 1.25%*	7,704,875
Total Short-Term Investments (Cost $7,704,875)		7,704,875
Total Investments — 101.3% (Cost $154,034,305)		144,925,538
Liabilities in Excess of Other Assets — (1.3)%		(1,796,787)
NET ASSETS — 100.0%		$143,128,751

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. Rate disclosed is as of the date of this report.
~	Interest only security
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the twelve-month period ended June 30, 2022, the Brown Advisory Total Return Fund Institutional Shares (the “Fund”) decreased 9.80% in value. During the same period, the Bloomberg US Aggregate Bond Index (the “Index”), the Fund’s benchmark, declined 10.29%.

The past year has been a highly unique environment for fixed income. Economic growth started from a strong position as the stimulative effects of fiscal and monetary policies were realized and consumers gained more confidence in the outlook. As the year progressed, inflation pressures began to build from supply chain imbalances, and increasing prices for food gas and shelter. Consumers and businesses alike have felt the pressure and began to retrench as we move through 2022.

Unlike most growth slowdowns over the past few decades, the Federal Reserve has not played its usual role in lowering interest rates to stimulate demand. In fact, the opposite has happened. The Federal Reserve and other central banks around the world have accelerated their paces of policy tightening in a “do whatever it takes” mentality to extinguish the highest levels of inflation many countries have seen in decades. As would be expected in the current macroeconomic backdrop, financial markets have been challenged in terms of correlations, volatility, and valuation. While unusual, we believe the poor performance of both stocks and bonds is a reflection of the state of affairs. A weaker economic outlook, the geopolitical landscape, ongoing supply chain challenges, and high inflation eroding the value of fixed income are all worrisome signs for investors.

Over the period, the negative total return was driven by a combination of higher U.S Treasury yields and a widening of credit spreads. Positively contributing to Fund performance relative to the Index were an underweight duration and yield curve flattening positions. The combination of Fed tightening and higher-than-expected inflation warranted a more defensive duration posture, in our view. Detracting from relative performance was an off-Index allocation to high yield and overweight positions in investment grade corporate bonds, as well as commercial- and asset-backed securities. The deteriorating growth outlook and increased likelihood of recession have kept riskier fixed income on the back foot.

Every cycle is different and we believe that the market is well ahead of discounting the troubled economic times ahead. This will require flexibility on our part, and to be ready to “re-risk” the portfolio sooner than we have in the past. This period has been a disappointing one for investors and a difficult one to navigate. Ultimately, we view the economy in a classic “late-cycle” stage that demands a defensive posture with a focus on preserving capital.

Sincerely,

Chris Diaz, CFA
Portfolio Manager

Ryan Myerberg
Portfolio Manager

Colby Stilson
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Bloomberg US Aggregate Bond Index (“Index”) is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market.  The Index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

U.S. Treasury Notes	29.3%
Mortgage Backed Securities	25.9%
Corporate Bonds & Notes	21.9%
Money Market Funds	12.2%
Asset Backed Securities	11.2%
U.S. Treasury Bills	6.9%
Municipal Bonds	0.4%
Other Assets and Liabilities	(7.8)%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(10/30/14)
Institutional Shares	-9.80%	1.73%	1.98%
Investor Shares	-9.94%	1.65%	1.91%
Bloomberg US Aggregate Bond Index	-10.29%	0.88%	1.37%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	0.43%	0.48%
Net Expense Ratio[1]	0.43%	0.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/total-return-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 25.9%
4,613,140	Bayview MSR Opportunity Master Fund Trust INV5, Series 2021-5 A2#^	2.50%	11/25/2051	3,994,086
4,734,461	Bayview MSR Opportunity Master Fund Trust INV6, Series 2021-6 A1#^	3.00%	10/25/2051	4,241,778
8,219,200	BX Commercial Mortgage Trust, Series 2021-VOLT D (1 Month LIBOR USD + 1.65%)^	2.97%	09/15/2036	7,708,591
3,445,000	BX Trust, Series 2021-SDMF B (1 Month LIBOR USD + 0.74%)^	2.06%	09/15/2034	3,248,770
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	2.57%	12/15/2037	486,066
4,000,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	3,857,968
709,379	FHLMC PC, Pool# G3-1063	3.50%	11/01/2037	707,846
1,943,558	FHLMC PC, Pool# QD-7054	3.00%	02/01/2052	1,818,437
1,985,083	FHLMC PC, Pool# QD-5888	3.50%	02/01/2052	1,916,642
1,988,647	FHLMC PC, Pool# RA-6699	3.50%	02/01/2052	1,920,076
1,949,870	FHLMC PC, Pool# QD-7450	3.00%	03/01/2052	1,824,478
490,679	FHLMC REMIC, Series 4094 NI~	2.50%	03/15/2027	12,073
1,608,247	FHLMC REMIC, Series 4107 LI~	3.00%	08/15/2027	150,483
1,411,765	FHLMC REMIC, Series 4143 IA~	3.50%	09/15/2042	137,081
168,549	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	167,055
8,849,631	FHMS, Series K-C02 X1#~	0.51%	03/25/2024	47,464
4,257,303	FHMS, Series K-038 X1#~	1.24%	03/25/2024	66,765
61,527,880	FHMS, Series K-047 X1#~	0.23%	05/25/2025	211,330
7,220,332	FHMS, Series Q-013 XPT1#~	1.66%	05/25/2025	198,183
18,142,878	FHMS, Series K-C06 X1#~	1.03%	06/25/2025	400,027
10,273,510	FHMS, Series K-734 X1#~	0.79%	02/25/2026	199,827
6,582,853	FHMS, Series K-735 X1#~	1.09%	05/25/2026	204,834
8,358,855	FHMS, Series K-736 X1#~	1.43%	07/25/2026	341,443
652,406	FHMS, Series K-058 X1#~	1.05%	08/25/2026	20,861
2,986,173	FHMS, Series K-C04 X1#~	1.41%	12/25/2026	104,773
5,600,195	FHMS, Series Q-013 XPT2#~	1.81%	05/25/2027	162,810
1,320,545	FHMS, Series K-W03 X1#~	0.97%	06/25/2027	38,065
7,439,952	FHMS, Series K-C05 X1#~	1.34%	07/25/2027	268,303
6,000,000	FHMS, Series K-739 XAM#~	1.67%	09/25/2027	422,852
16,500,000	FHMS, Series K-740 XAM#~	1.20%	10/25/2027	844,029
9,804,615	FHMS, Series K-070 X1#~	0.46%	11/25/2027	154,472
291,865	FHMS, Series Q-006 APT1#	2.89%	04/25/2028	288,040
4,959,377	FHMS, Series K-087 X1#~	0.51%	12/25/2028	104,744
3,982,701	FHMS, Series K-092 X1#~	0.85%	04/25/2029	164,727
5,488,329	FHMS, Series K-G01 X1#~	1.11%	04/25/2029	246,732
3,533,131	FHMS, Series K-094 X1#~	1.02%	06/25/2029	180,120
4,491,313	FHMS, Series K-103 X1#~	0.76%	11/25/2029	178,688
4,800,000	FHMS, Series K-110 XAM#~	1.98%	04/25/2030	582,216
4,750,000	FHMS, Series K-111 XAM#~	1.91%	05/25/2030	565,128
6,238,500	FHMS, Series K-114 XAM#~	1.44%	06/25/2030	557,513
9,300,000	FHMS, Series K-115 XAM#~	1.65%	07/25/2030	964,622
105,180	FHMS, Series Q-010 APT1#	2.94%	04/25/2046	105,103
1,583,337	FHMS, Series Q-007 APT2#	3.31%	10/25/2047	1,565,598
833,115	FHMS, Series Q-013 APT1#	1.22%	05/25/2050	801,603
1,000,000	FNMA, Pool# AN1614	2.47%	06/01/2026	989,222
1,352,217	FNMA, Pool# AN3755	2.92%	12/01/2026	1,332,343
499,931	FNMA, Pool# MA2897	3.00%	02/01/2037	489,652
252,934	FNMA, Pool# 467095	5.90%	01/01/2041	261,830
166,820	FNMA, Pool# 469130	4.87%	10/01/2041	174,061
133,546	FNMA, Pool# BH7686	4.50%	12/01/2047	135,133
72,630	FNMA, Pool# BK5105	5.50%	05/01/2048	76,478
108,803	FNMA, Pool# BK8032	5.50%	06/01/2048	115,234
69,891	FNMA, Pool# BN0202	5.50%	09/01/2048	73,084
108,937	FNMA, Pool# BN4936	5.50%	12/01/2048	113,890
108,162	FNMA, Pool# BN4921	5.50%	01/01/2049	112,890
2,956,630	FNMA, Pool# FM8754	3.00%	09/01/2051	2,782,472
1,957,651	FNMA, Pool# CB2909	3.50%	02/01/2052	1,888,579

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 25.9% (Continued)
2,088,647	FNMA, Pool# BV4532	3.50%	03/01/2052	2,016,791
2,999,483	FNMA REMIC Trust, Series 2021-M20 A1#	1.90%	10/25/2031	2,779,090
19,270,930	FNMA REMIC Trust, Series 2019-M23 X3#~	0.42%	10/27/2031	339,224
6,373,441	FNMA REMIC Trust, Series 2021-95 WI#~	1.42%	05/25/2035	227,667
222,833	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	234,322
1,227,562	FNMA REMIC Trust, Series 2020-10 Q	3.00%	03/25/2050	1,166,219
1,086,720	FNMA REMIC Trust, Series 2021-01 PA	1.00%	11/25/2050	901,188
3,407,960	FNMA REMIC Trust, Series 2021-47 IO~	2.50%	07/25/2051	495,779
4,250,000	FNMA, 3.50%, Due TBA July	3.50%	07/15/2052	4,094,775
16,500,000	FNMA, 4.00%, Due TBA July	4.00%	07/15/2052	16,295,039
278,848	GNMA, Pool# 723334X	5.00%	09/15/2039	294,933
4,009,344	GNMA, Pool# CM0214H (1 Year CMT Rate + 2.10%)	4.10%	02/20/2072	4,253,831
4,086,798	GNMA, Pool# CM0231H (1 Year CMT Rate + 2.12%)	4.12%	02/20/2072	4,340,426
2,236,347	GNMA REMIC Trust, Series 2017-167 SE (1 Month LIBOR USD + 6.20%)~	4.60%	11/20/2047	298,277
867,834	GNMA REMIC Trust, Series 2019-152 LC	3.50%	10/20/2049	837,181
1,833,505	GNMA REMIC Trust, Series 2021-136 BD	2.00%	08/20/2051	1,677,839
980,308	GNMA REMIC Trust, Series 2022-009 CD	2.00%	01/20/2052	899,118
470,577	GNMA REMIC Trust, Series 2014-45 B1#~	0.64%	07/16/2054	7,855
243,927	GNMA REMIC Trust, Series 2014-135 I0#~	0.42%	01/16/2056	5,000
256,931	GNMA REMIC Trust, Series 2015-172 I0#~	0.62%	03/16/2057	6,496
467,916	GNMA REMIC Trust, Series 2016-40 I0#~	0.62%	07/16/2057	12,222
316,056	GNMA REMIC Trust, Series 2016-56 I0#~	1.00%	11/16/2057	14,187
526,090	GNMA REMIC Trust, Series 2016-98 I0#~	0.89%	05/16/2058	23,563
4,607,245	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	3,855,399
1,938,599	GS Mortgage-Backed Securities Trust, Series 2022-LTV1 A8#^	3.00%	06/25/2052	1,826,675
1,986,119	J.P. Morgan Mortgage Trust, Series 2022-LTV2 A3#^	3.50%	09/25/2052	1,844,098
2,000,000	Mello Warehouse Securitization Trust, Series 2021-2 A (1 Month LIBOR USD + 0.75%)^	2.37%	04/26/2055	1,973,508
2,161,207	RCKT Mortgage Trust, Series 2022-1 A5#^	2.50%	01/25/2052	1,972,857
Total Mortgage Backed Securities (Cost $106,908,964)				103,420,729

Corporate Bonds & Notes — 21.9%
4,695,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.00%	10/29/2028	3,966,432
3,990,000	Alexandria Real Estate Equities, Inc.	4.90%	12/15/2030	3,974,083
4,630,000	Aptiv Corp.	3.25%	03/01/2032	3,950,060
3,965,000	Booking Holdings, Inc.	4.63%	04/13/2030	3,949,749
4,380,000	Colonial Enterprises, Inc.^	3.25%	05/15/2030	3,990,373
5,313,000	Conservation Fund	3.47%	12/15/2029	4,921,329
2,315,000	Crowdstrike Holdings, Inc.	3.00%	02/15/2029	2,005,612
4,475,000	Crown Castle International Corp.	3.30%	07/01/2030	3,961,563
2,280,000	Ford Motor Co.	3.25%	02/12/2032	1,698,600
4,325,000	Fortis, Inc.	3.06%	10/04/2026	4,078,127
2,065,000	Graphic Packaging International LLC^	4.75%	07/15/2027	1,952,356
3,190,000	Hasbro, Inc.	3.90%	11/19/2029	2,937,891
1,895,000	KeHE Distributors LLC^	8.63%	10/15/2026	1,898,921
4,290,000	Lear Corp.	4.25%	05/15/2029	3,951,572
4,020,000	Marriott International, Inc.	4.65%	12/01/2028	3,942,805
3,984,000	Marvell Technology, Inc.	4.88%	06/22/2028	3,939,544
2,280,000	Mercer International, Inc.	5.13%	02/01/2029	1,965,736
4,177,000	NXP BV	3.88%	06/18/2026	4,034,564
4,990,000	PerkinElmer, Inc.	2.25%	09/15/2031	3,959,733
4,890,000	Physicians Realty L.P.	2.63%	11/01/2031	3,952,580
4,160,000	PVH Corp.	4.63%	07/10/2025	4,129,030
3,705,000	SYSCO Corp.	5.95%	04/01/2030	3,963,670
1,910,000	Terminix Co. LLC	7.45%	08/15/2027	2,143,736
4,510,000	VF Corp.	2.95%	04/23/2030	3,966,926
4,305,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	4,299,463
Total Corporate Bonds & Notes (Cost $98,188,297)				87,534,455

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 11.2%
540,000	American Homes 4 Rent Trust, Series 2014-SFR2 D^	5.15%	10/17/2036	545,117
520,000	American Homes 4 Rent Trust, Series 2015-SFR1 D^	4.41%	04/18/2052	514,595
1,000,000	AmeriCredit Automobile Receivables Trust, Series 2020-2 C	1.48%	02/18/2026	964,548
2,255,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	2,087,622
500,000	CNH Equipment Trust, Series 2020-A A4	1.51%	04/15/2027	482,182
426,384	Dext ABS LLC, Series 2020-1 A^	1.46%	02/16/2027	420,182
1,337,873	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	1,290,178
540,000	Dext ABS LLC, Series 2021-1 B^	1.76%	02/15/2028	499,675
1,000,000	Drive Auto Receivables Trust, Series 2019-3 D	3.18%	10/15/2026	993,661
1,320,000	Drive Auto Receivables Trust, Series 2020-1 D	2.70%	05/15/2027	1,300,382
5,200,000	Dryden 64 CLO Ltd., Series 2018-64A A (3 Month LIBOR USD + 0.97%)^	2.01%	04/18/2031	5,092,011
354,666	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	354,402
906,202	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	870,962
1,000,000	GM Financial Automobile Leasing Trust, Series 2021-2 C	1.01%	05/20/2025	960,801
2,774,350	GoodLeap Sustainable Home Solutions Trust, Series 2021-4 A^	1.93%	07/20/2048	2,373,368
2,202,411	GoodLeap Sustainable Home Solutions Trust, Series 2021-5 A^	2.31%	10/20/2048	1,920,293
750,000	HPEFS Equipment Trust, Series 2020-1A C^	2.03%	02/20/2030	743,616
1,000,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	987,877
1,380,000	HPEFS Equipment Trust, Series 2021-1A D^	1.03%	03/20/2031	1,295,382
2,199,685	Invitation Homes Trust, Series 2018-SFR1 C (1 Month LIBOR USD + 1.25%)^	2.77%	03/19/2037	2,164,831
1,858,474	JPMorgan Chase Bank NA — CACLN, Series 2021-2 B^	0.89%	12/25/2028	1,801,246
2,088,597	JPMorgan Chase Bank NA — CACLN, Series 2021-3 B^	0.76%	02/25/2029	2,019,246
1,106,277	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	1,086,143
413,499	Newtek Small Business Loan Trust, Series 2018-1 A (PRIME + -0.55%)^	4.20%	02/25/2044	409,353
5,000,000	Octagon Investment Partners 54, Ltd., Series 2021-1A A1 (3 Month LIBOR USD + 1.12%)^	2.16%	07/17/2034	4,809,675
640,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	599,570
790,000	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	788,186
2,700,000	Stack Infrastructure Issuer LLC, Series 2020-1A A2^	1.89%	08/25/2045	2,484,055
2,180,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	2,059,060
3,000,000	Vantage Data Centers Issuer LLC, Series 2020-1A A2^	1.65%	09/15/2045	2,737,797
Total Asset Backed Securities (Cost $47,045,647)				44,656,016

Municipal Bonds — 0.4%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	269,211
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,233,306
Total Municipal Bonds (Cost $1,523,895)				1,502,517

U.S. Treasury Notes — 29.3%
32,025,000	United States Treasury Note	0.13%	01/31/2023	31,570,553
27,470,000	United States Treasury Note	2.75%	04/30/2023	27,442,148
2,809,000	United States Treasury Note	2.50%	04/30/2024	2,787,219
2,000,000	United States Treasury Note	1.75%	07/31/2024	1,951,953
6,955,000	United States Treasury Note	2.63%	04/15/2025	6,887,080
3,089,500	United States Treasury Note	2.75%	05/15/2025	3,068,984
17,945,000	United States Treasury Note	2.75%	04/30/2027	17,731,202
2,000,000	United States Treasury Note	2.88%	05/15/2028	1,980,430
3,800,000	United States Treasury Note	2.88%	04/30/2029	3,763,188
7,115,000	United States Treasury Note	0.88%	11/15/2030	6,023,570
14,990,000	United States Treasury Note	1.88%	02/15/2032	13,619,820
Total U.S. Treasury Notes (Cost $116,794,691)				116,826,147

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Total Return Fund
Schedule of Investments
June 30, 2022

Shares/
Par Value	Security Description	Value $
Short-Term Investments — 19.1%

Money Market Funds — 12.2%
48,677,639	First American Government Obligations Fund — Class Z, 1.25%*	48,677,639

U.S. Treasury Bills — 6.9%
6,054,400	United States Treasury Bill, 07/12/2022, 1.12%+	6,052,559
1,800,000	United States Treasury Bill, 07/14/2022, 0.76%+†	1,799,339
20,192,000	United States Treasury Bill, 04/20/2023, 2.46%+	19,780,327
		27,632,225
Total Short-Term Investments (Cost $76,325,243)		76,309,864
Total Investments — 107.8% (Cost $446,786,737)		430,249,728
Liabilities in Excess of Other Assets — (7.8)%		(31,139,506)
NET ASSETS — 100.0%		$399,110,222

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest only security
*	Annualized seven-day yield as of the date of this report.
+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts.

Futures Contracts — Long (Note 6)

			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	42	09/30/2022	$4,690,962	$4,714,500	$23,538
U.S. Treasury 2-Year Note Futures	79	09/30/2022	16,502,517	16,591,234	88,717
U.S. Treasury Long Bond Futures	185	09/21/2022	26,032,523	25,645,625	(386,898)
U.S. Treasury Ultra Bond Futures	395	09/21/2022	62,426,369	60,965,781	(1,460,588)
			$109,652,371	$107,917,140	$(1,735,231)

Futures Contracts — Short (Note 6)

			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures	(127)	09/21/2022	$(15,283,381)	$(15,053,469)	$229,912
U.S. Treasury 10-Year Ultra Futures	(146)	09/21/2022	(18,922,652)	(18,596,750)	325,902
			$(34,206,033)	$(33,650,219)	$555,814

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the twelve-month period ended June 30, 2022, the Brown Advisory Sustainable Bond Fund Investor Shares (the “Fund”) decreased 9.76% in value. During the same period, the Bloomberg US Aggregate Bond Index (the “Index”), the Fund’s benchmark, decreased 10.29%.

The past year has been a highly unique environment for fixed income. Economic growth started from an exceptionally strong position as the stimulative effects of fiscal and monetary policies were realized and consumers gained more confidence in the outlook. As the year progressed, inflation pressures began to build from supply chain imbalances, food and gas, as well as exorbitant shelter prices. Consumers and businesses alike have felt the pressure and began to retrench as we move through 2022.

Unlike most growth slowdowns over the past few decades, the Federal Reserve has not played its usual role in lowering interest rates to stimulate demand. In fact, the opposite has happened. The Federal Reserve and other central banks around the world have accelerated their paces of policy tightening in a “do whatever it takes” mentality to extinguish the highest level of inflation seen in decades. As would be expected in the current macroeconomic backdrop, financial markets have been challenged in terms of correlations, volatility, and valuation. While unusual, the poor performance of both stocks and bonds is certainly a reflection of the state of affairs. A weaker economic outlook, the geopolitical landscape, ongoing supply chain challenges, and high inflation eroding the value of fixed income are all worrisome signs for investors.

Over the period, the negative total return was driven by a combination of higher U.S Treasury yields and a widening of credit spreads. Positively contributing to Fund performance relative to the Index were an underweight duration and yield curve flattening positions. The combination of Fed tightening and higher-than-expected inflation warranted a more defensive duration posture, in our view. Detracting from relative performance was an off-Index allocation to high yield and overweight positions in investment grade corporate bonds, as well as commercial- and asset-backed securities. The deteriorating growth outlook and increased likelihood of recession have kept riskier fixed income on the back foot.

The most recent economic growth data, along with increasing consumer prices, leaves our near-term outlook quite dour. Multi-decade high levels of inflation, a lack of renewed government spending, rising interest rates, and asset price depreciation all pose meaningful headwinds to the economy moving forward. In this environment, we suspect risk-free interest rates will be rangebound. In our view, the primary move higher in interest rates that reflect elevated inflation and central bank tightening is now behind us. We do expect, however, that the yield curve will continue to flatten and perhaps invert, meaning the yields on shorter maturity Treasuries should exceed those of longer maturities. Additionally, we expect further weakness in riskier fixed income, including investment grade and high yield corporate bonds as well as securitized bonds. We’re particularly concerned about earnings power and margin pressure within the corporate universe as we progress into the second half of this year. History is informative for assessing valuation, but we expect corporate credit to perform better than previous periods of stress. Strong balance sheets, including ample levels of liquidity and low debt-servicing costs should allow most to weather the storm.

Every cycle is different and we are keenly aware that the market is well ahead of discounting the troubled economic times ahead. This will require flexibility on our part, and to be ready to “re-risk” the portfolio sooner than we have in the past. This period has been a disappointing one for investors and a difficult one to navigate. Ultimately, we view the economy in a classic “late-cycle” stage that demands a defensive posture with a focus on preserving capital. While the road may be rocky in the near term, we believe that there will be better times ahead for fixed income investors.

Sincerely,

Chris Diaz, CFA
Portfolio Manager

Amy Hauter, CFA
Portfolio Manager

Colby Stilson
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage- Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, municipal securities and its investments in other investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Bloomberg US Aggregate Bond Index (“Index”) is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market.  The Index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Mortgage Backed Securities	28.6%
Corporate Bonds & Notes	26.0%
Foreign Government Bonds	19.7%
Money Market Funds	10.5%
Asset Backed Securities	8.0%
U.S. Treasury Notes	7.4%
Municipal Bonds	3.3%
U.S. Treasury Bills	0.1%
Other Assets and Liabilities	(3.6)%
100.0%

		Since Inception
Average Annual Total Return	One Year	(8/7/17)
Institutional Shares[1]	-9.71%	1.26%
Investor Shares	-9.76%	1.21%
Bloomberg US Aggregate Bond Index	-10.29%	0.76%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.46%	0.51%
Net Expense Ratio[2]	0.46%	0.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/sustainable-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 26.0%
3,595,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.00%	10/29/2028	3,037,129
3,055,000	Alexandria Real Estate Equities, Inc.	4.90%	12/15/2030	3,042,813
3,260,000	American Tower Corp.	3.13%	01/15/2027	3,033,345
3,475,000	Amphenol Corp.	2.80%	02/15/2030	3,052,637
3,545,000	Aptiv PLC / Aptiv Corp.	3.25%	03/01/2032	3,024,397
3,250,000	Bank of America Corp. (Fixed until 09/25/2024, then SOFR + 0.91%)	0.98%	09/25/2025	3,013,136
3,080,000	Citigroup, Inc. (Fixed until 05/15/2023, then SOFR + 1.67%)	1.68%	05/15/2024	3,021,110
2,399,000	Conservation Fund	3.47%	12/15/2029	2,222,147
1,630,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	1,523,778
1,605,000	Crowdstrike Holdings, Inc.	3.00%	02/15/2029	1,390,500
3,425,000	Crown Castle International Corp.	3.30%	07/01/2030	3,032,034
3,065,000	CVS Health Corp.	4.30%	03/25/2028	3,040,651
3,410,000	Equinix, Inc.	3.20%	11/18/2029	3,041,121
765,000	Ford Foundation	2.42%	06/01/2050	551,424
1,765,000	Ford Motor Co.	3.25%	02/12/2032	1,314,925
3,215,000	Fortis, Inc.	3.06%	10/04/2026	3,031,486
1,600,000	Graphic Packaging International LLC^	4.75%	07/15/2027	1,512,722
3,255,000	Hasbro, Inc.	3.90%	11/19/2029	2,997,754
3,060,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	3,032,303
1,400,000	KeHE Distributors LLC^	8.63%	10/15/2026	1,402,896
1,460,000	Land O’Lakes, Inc.^+	7.25%	04/04/2027	1,394,147
3,045,000	Marriott International, Inc.	4.65%	12/01/2028	2,986,528
3,055,000	Marvell Technology, Inc.	4.88%	06/22/2028	3,020,910
3,150,000	NXP BV	3.88%	06/18/2026	3,042,586
3,820,000	PerkinElmer, Inc.	2.25%	09/15/2031	3,031,299
3,740,000	Physicians Realty L.P.	2.63%	11/01/2031	3,023,037
3,070,000	PVH Corp.	4.63%	07/10/2025	3,047,144
900,000	Trustees of the University of Pennsylvania	4.01%	08/15/2047	899,482
3,130,000	Verizon Communications, Inc.	3.88%	02/08/2029	3,037,312
3,455,000	VF Corp.	2.95%	04/23/2030	3,038,964
3,640,000	VMware, Inc.	1.80%	08/15/2028	3,032,193
3,015,000	West Fraser Timber Co., Ltd.^	4.35%	10/15/2024	3,011,122
Total Corporate Bonds & Notes (Cost $90,864,028)				81,883,032

Mortgage Backed Securities — 28.6%
4,566,200	BX Commercial Mortgage Trust, Series 2021-VOLT D (1 Month LIBOR USD + 1.65%)^	2.97%	09/15/2036	4,282,531
500,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE B (1 Month LIBOR USD + 1.25%)^	2.57%	12/15/2037	486,066
2,200,000	FHLMC, Pool# WN-1090	2.15%	02/01/2031	1,934,564
1,113,984	FHLMC, Pool# QC-5510	3.50%	07/01/2051	1,075,209
5,576,855	FHLMC, Pool# RA-6064	2.50%	09/01/2051	5,122,468
126,276	FHLMC STACR, Series 2015-HQ2 M3 (1 Month LIBOR USD + 3.25%)	4.87%	05/27/2025	126,814
94,671	FHMS, Series K-W01 A1	2.59%	05/25/2025	93,812
600,000	FHMS, Series K-G01 A7	2.88%	04/25/2026	591,456
565,948	FHMS, Series K-W03 X1#~	0.97%	06/25/2027	16,313
300,000	FHMS, Series K-W03 A2	3.02%	06/25/2027	295,594
620,212	FHMS, Series Q-006 APT1#	2.89%	04/25/2028	612,085
5,488,329	FHMS, Series K-G01 X1#~	1.11%	04/25/2029	246,732
6,250,000	FHMS, Series K-G02 X1#~	1.15%	08/25/2029	358,342
800,000	FHMS, Series K-G03 A2#	1.30%	06/25/2030	675,041
1,850,000	FHMS, Series K-G04 A2	1.49%	11/25/2030	1,573,016
105,180	FHMS, Series Q-010 APT1#	2.94%	04/25/2046	105,103
284,620	FHMS, Series Q-007 APT1#	3.04%	10/25/2047	284,797
555,410	FHMS, Series Q-013 APT1#	1.22%	05/25/2050	534,402
2,400,000	FNMA, Pool# BL3537	2.61%	08/01/2026	2,361,862
970,443	FNMA, Pool# AN6809	2.91%	09/01/2027	957,395
2,500,000	FNMA, Pool# AN8982	3.44%	05/01/2028	2,509,941
2,190,723	FNMA, Pool# AN0280	3.38%	11/01/2030	2,159,624
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 28.6% (Continued)
1,620,000	FNMA, Pool# BS4700	2.43%	02/01/2032	1,452,152
1,283,000	FNMA, Pool# BL7071	1.91%	06/01/2035	1,040,599
1,557,979	FNMA, Pool# AN4782	3.69%	02/01/2037	1,505,705
1,100,000	FNMA, Pool# AN0360	3.95%	12/01/2045	1,050,234
72,630	FNMA, Pool# BK5105	5.50%	05/01/2048	76,478
108,803	FNMA, Pool# BK8032	5.50%	06/01/2048	115,234
69,891	FNMA, Pool# BN0202	5.50%	09/01/2048	73,084
108,937	FNMA, Pool# BN4936	5.50%	12/01/2048	113,890
108,162	FNMA, Pool# BN4921	5.50%	01/01/2049	112,890
2,956,630	FNMA, Pool# FM8754	3.00%	09/01/2051	2,782,472
2,337,141	FNMA, Pool# BT7699	4.00%	09/01/2051	2,378,213
2,934,010	FNMA, Pool# FS0491	3.50%	01/01/2052	2,830,461
2,736,298	FNMA, Pool# MA4565	3.50%	03/01/2052	2,639,726
60,317	FNMA REMIC Trust, Series 2017-M2 A2#	2.88%	02/25/2027	58,878
721,879	FNMA REMIC Trust, Series 2017-M13 A2#	3.02%	09/25/2027	712,795
2,099,329	FNMA REMIC Trust, Series 2017-M15 ATS2#	3.21%	11/25/2027	2,066,561
1,920,160	FNMA REMIC Trust, Series 2019-M1 A2#	3.67%	09/25/2028	1,928,490
2,280,038	FNMA REMIC Trust, Series 2019-M22 A2	2.52%	08/27/2029	2,142,288
648,801	GNMA, Pool# 781950X	4.50%	07/15/2035	673,327
766,404	GNMA, Pool# MA7106M	2.00%	01/20/2036	718,016
770,161	GNMA, Pool# MA7164M	2.00%	02/20/2036	722,906
3,104,187	GNMA, Pool# 783467X	4.00%	10/15/2041	3,184,745
1,226,292	GNMA, Pool# MA2754M	3.50%	04/20/2045	1,216,279
358,968	GNMA, Pool# MA7774M	6.00%	11/20/2051	393,131
13,624,000	GNMA, 4.00%, Due TBA July	4.00%	07/15/2052	13,584,086
603,469	GNMA REMIC Trust, Series 2020-167 EC	1.00%	02/20/2049	531,298
1,933,016	GNMA REMIC Trust, Series 2021-066 YM	3.50%	09/20/2049	1,868,201
175,609	GNMA REMIC Trust, Series 2019-152 LC	3.50%	10/20/2049	169,406
761,918	GNMA REMIC Trust, Series 2020-016 MD	2.75%	02/20/2050	725,915
1,289,130	GNMA REMIC Trust, Series 2021-066 QA	1.00%	03/20/2050	1,094,043
2,521,739	GNMA REMIC Trust, Series 2021-015 GC	1.00%	01/20/2051	2,200,781
1,757,738	GNMA REMIC Trust, Series 2021-074 HA	1.00%	04/20/2051	1,458,771
931,480	GNMA REMIC Trust, Series 2021-125 UL	1.50%	07/20/2051	838,097
916,752	GNMA REMIC Trust, Series 2021-136 BD	2.00%	08/20/2051	838,920
1,343,418	GNMA REMIC Trust, Series 2021-158 JD	1.50%	09/20/2051	1,186,178
2,347,759	GNMA REMIC Trust, Series 2021-160 DK	2.00%	09/20/2051	2,233,321
1,445,802	GNMA REMIC Trust, Series 2021-177 KD	2.00%	10/20/2051	1,342,735
1,960,616	GNMA REMIC Trust, Series 2022-009 CD	2.00%	01/20/2052	1,798,236
4,036,601	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	3,377,878
200,000	MSC, Series 2017-CLS A (1 Month LIBOR USD + 0.70%)^	2.02%	11/15/2034	198,125
Total Mortgage Backed Securities (Cost $96,154,418)				89,837,712

Foreign Government Bonds — 19.7%
3,100,000	Council Of Europe Development Bank	3.00%	06/16/2025	3,093,273
24,655,000	European Investment Bank	1.38%	03/15/2027	22,791,512
12,405,000	Inter-American Development Bank	0.50%	05/24/2023	12,142,964
14,700,000	International Bank for Reconstruction & Development	0.63%	04/22/2025	13,734,860
3,920,000	International Finance Corp.	2.00%	10/24/2022	3,915,675
2,425,000	Korea Development Bank (3 Month LIBOR USD + 0.73%)	1.69%	07/06/2022	2,424,989
4,000,000	Kreditanstalt fuer Wiederaufbau	2.00%	09/29/2022	3,999,906
Total Foreign Government Bonds (Cost $62,757,002)				62,103,179

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 8.0%
500,000	CNH Equipment Trust, Series 2020-A A4	1.51%	04/15/2027	482,182
2,650,000	CNH Equipment Trust, Series 2021-C B	1.41%	04/16/2029	2,432,110
205,296	Dext ABS LLC, Series 2020-1 A^	1.46%	02/16/2027	202,310
820,244	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	791,002
330,000	Dext ABS LLC, Series 2021-1 B^	1.76%	02/15/2028	305,357
88,666	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	88,600
888,850	FHF Trust, Series 2021-2A A^	0.83%	12/15/2026	852,467
429,113	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	412,426
593,310	FREED ABS Trust, Series 2021-1CP B^	1.41%	03/20/2028	586,194
1,500,000	FREED ABS Trust, Series 2022-1FP^	2.51%	03/19/2029	1,419,474
2,688,310	GoodLeap Sustainable Home Solutions Trust, Series 2021-4 A^	1.93%	07/20/2048	2,299,763
1,349,428	GoodLeap Sustainable Home Solutions Trust, Series 2021-5 A^	2.31%	10/20/2048	1,176,573
1,975,000	HPEFS Equipment Trust, Series 2021-2 B^	0.61%	09/20/2028	1,892,335
1,000,000	HPEFS Equipment Trust, Series 2019-1A D^	2.72%	09/20/2029	999,916
1,000,000	HPEFS Equipment Trust, Series 2020-1A D^	2.26%	02/20/2030	987,877
620,000	HPEFS Equipment Trust, Series 2021-1 TR^	1.03%	03/20/2031	581,983
413,499	Newtek Small Business Loan Trust, Series 2018-1 A (PRIME + -0.55%)^	4.20%	02/25/2044	409,353
133,348	NYCTL Trust, Series 2019-A A^	2.19%	11/10/2032	132,323
327,000	Oportun Funding XIII LLC, Series 2019-A A^	3.08%	08/08/2025	325,461
305,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	285,733
1,075,000	PFS Financing Corp., Series 2021-A A^	0.71%	04/15/2026	1,008,162
620,743	SoFi Consumer Loan Program Trust, Series 2021-1 A^	0.49%	09/25/2030	602,979
1,540,000	SoFi Consumer Loan Program Trust, Series 2021-1 B^	1.30%	09/25/2030	1,444,538
850,000	Stack Infrastructure Issuer LLC, Series 2020-1A A2^	1.89%	08/25/2045	782,017
623,952	Tesla Auto Lease Trust, Series 2020-A A3^	0.68%	12/20/2023	616,550
750,000	Tesla Auto Lease Trust, Series 2020-A C^	1.68%	02/20/2024	736,370
525,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	495,874
1,125,000	Vantage Data Centers Issuer LLC, Series 2020-1A A2^	1.65%	09/15/2045	1,026,674
750,000	Verizon Owner Trust, Series 2019-A C	3.22%	09/20/2023	750,365
1,000,000	Verizon Owner Trust, Series 2019-B C	2.60%	12/20/2023	999,607
Total Asset Backed Securities (Cost $26,666,119)				25,126,575

U.S. Treasury Notes — 7.4%
9,475,000	United States Treasury Note	0.13%	01/15/2024	9,078,604
1,000,000	United States Treasury Note	2.63%	04/15/2025	990,234
660,000	United States Treasury Note	2.75%	05/15/2025	655,617
5,825,000	United States Treasury Note	2.75%	04/30/2027	5,755,601
3,665,000	United States Treasury Note	0.88%	11/15/2030	3,102,795
4,060,000	United States Treasury Note	1.88%	02/15/2032	3,688,891
Total U.S Treasury Notes (Cost $23,453,990)				23,271,742

Municipal Bonds — 3.3%
2,650,000	California Health Facilities Financing Authority	3.03%	06/01/2034	2,304,144
1,325,000	Colorado Health Facilities Authority	3.36%	12/01/2030	1,238,155
100,000	Honolulu, City & County Hawaii	3.00%	09/01/2027	96,552
30,000	Los Angeles California Community College District	6.60%	08/01/2042	38,161
430,000	Los Angeles California Wastewater System Revenue	3.49%	06/01/2029	415,513
15,000	Maryland Community Development Administration	3.24%	09/01/2048	14,878
2,175,000	Metropolitan Atlanta Georgia Rapid Transit Authority	2.41%	07/01/2033	1,809,987
3,300,000	Metropolitan Pier & Exposition Authority	3.96%	12/15/2026	3,189,710
1,000,000	New York City Housing Development Corp.	2.71%	08/01/2031	881,710
355,000	University of California	2.99%	05/15/2026	345,708
25,000	University of North Texas System	3.69%	04/15/2030	24,673
Total Municipal Bonds (Cost $11,384,431)				10,359,191

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2022

Shares/
Par Value	Security Description	Value $
Short-Term Investments — 10.6%

Money Market Funds — 10.5%
33,161,033	First American Government Obligations Fund — Class Z, 1.25%*	33,161,033

U.S Treasury Bills — 0.1%
250,000	United States Treasury Bill, 07/14/2022, 0.76%†	249,908
Total Short-Term Investments (Cost $33,410,964)		33,410,941
Total Investments — 103.6% (Cost $344,690,952)		325,992,372
Liabilities in Excess of Other Assets — (3.6)%		(11,408,407)
NET ASSETS — 100.0%		$314,583,965

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest only security
+	Perpetual security with no stated maturity date. Date shown is last call date.
*	Annualized seven-day yield as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

Futures Contracts — Long (Note 6)

			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	37	09/30/2022	$7,729,027	$7,770,578	$41,551
U.S. Treasury Long Bond Futures	109	09/21/2022	15,338,081	15,110,125	(227,956)
U.S. Treasury Ultra Bond Futures	283	09/21/2022	44,554,449	43,679,281	(875,168)
			$67,621,557	$66,559,984	$(1,061,573)

Futures Contracts — Short (Note 6)

			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	(254)	09/30/2022	$(28,645,487)	$(28,511,500)	$133,987
U.S. Treasury 10-Year Note Futures	(124)	09/21/2022	(14,922,356)	(14,697,875)	224,481
U.S. Treasury 10-Year Ultra Note Futures	(114)	09/21/2022	(14,775,221)	(14,520,750)	254,471
			$(58,343,064)	$(57,730,125)	$612,939

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the 12-month period ended June 30, 2022, the Brown Advisory Maryland Bond Fund Investor Shares (the “Fund”) decreased 7.90% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, decreased 5.39%.

The latter half of the 12-month period ending June 30, 2022 was a period defined by macroeconomic uncertainty and heightened volatility across fixed income markets. Muni investor sentiment was largely sanguine to start the calendar year as there was a combination of asset class outperformance compared to most investment grade taxable bond markets in 2021, demand was robust, and broad municipal credit fundamentals were solid. However, as market participants began to quickly reprice interest rates sharply higher around persistently high inflation and an increasingly hawkish Federal Open Market Committee (FOMC) backdrop, performance and sentiment quickly turned around.

During the first four months of 2022, high-quality intermediate maturity municipal bond yields increased by roughly 200 basis points, a move that both outpaced the increase in comparable intermediate maturity Treasury bond yields, and also led to the worst period of broad municipal bond market performance in over 40 years. However, unlike the drawdown experienced at the end of the spring of 2020 due to COVID-19 credit fears, this calendar year’s selloff is primarily driven by Fed action in rates and market reaction. The municipal yield curve has acted quite differently than the Treasury curve in 2022. During periods of extreme volatility, this divergence is not uncommon. For the latest bout of instability, the outcome is a municipal yield curve that has remained steep, especially the non-callable muni curve, which would typically be the most comparable to the Treasury curve.

In terms of performance attribution, much of the Fund’s relative underperformance over the trailing 12-month period is explained by curve positioning in the face of this steepening of the municipal yield curve. The Fund’s underweight in 2-5 year duration bonds and overweight in 7-10 year duration bonds were the biggest drivers. While we do not attempt to predict if or when the front-end of the muni curve will normalize higher, we do believe that our relative curve positioning makes sense given the potential combination of an aggressive Fed and slowing economic growth, which may flatten the municipal yield curve in the coming months. We believe municipal yields on the front end of the curve may begin to edge higher, while global growth concerns may limit the continued rise of intermediate and longer maturity muni yields.

Within municipal credit, we are overweight essential service revenue issuers from sectors that have exhibited pricing power or dominant market share with the ability to pass through higher costs. However, staying true to our long-term, bottom-up approach to credit and sector selection, we are very focused on how our issuers may fare with both inflationary pressures and late-cycle credit dynamics. There are also issuers and sectors that are likely to face credit specific pressures given the mounting risks to broad economic growth, so we see an increased value in maintaining high levels of liquidity to take advantage of possible dislocations. Overall, however, we are still encouraged by the solid fundamentals within much of the broad investment grade muni market.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report. Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Revenue Bonds	69.4%
General Obligation Bonds	25.7%
Money Market Funds	2.1%
Other Assets and Liabilities	2.8%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Investor Shares	-7.90%	0.86%	1.24%
Bloomberg 1-10 Year Blended Municipal Bond Index	-5.39%	1.32%	1.79%

Investor Shares
Gross Expense Ratio[1]	0.48%
Net Expense Ratio[1]	0.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/maryland-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term  performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 95.1%

General Obligation Bonds — 25.7%
4,065,000	Baltimore County Maryland	5.00%	03/01/2031	4,743,903
1,650,000	Baltimore County Maryland	5.00%	08/01/2028	1,735,955
6,000,000	Baltimore County Maryland	5.00%	03/01/2032	6,811,251
1,520,000	Baltimore County Maryland	4.00%	02/01/2033	1,541,232
5,000,000	Baltimore County Maryland	4.00%	03/01/2036	5,166,599
1,080,000	Baltimore, Maryland	5.00%	10/15/2032	1,186,562
1,000,000	Maryland State	5.00%	08/01/2025	1,086,509
1,400,000	Maryland State	5.00%	08/01/2031	1,579,212
1,485,000	Montgomery County Maryland	4.00%	11/01/2028	1,611,869
3,370,000	Montgomery County Maryland	3.00%	10/01/2034	3,135,035
1,350,000	Prince George’s County Maryland	5.00%	10/01/2024	1,433,064
1,500,000	Prince George’s County Maryland	5.00%	10/01/2025	1,625,836
1,550,000	Prince George’s County Maryland	5.00%	10/01/2026	1,711,588
2,200,000	Prince George’s County Maryland	5.00%	10/01/2027	2,469,276
1,000,000	Prince George’s County Maryland	5.00%	07/15/2029	1,139,630
5,000,000	Prince George’s County Maryland	4.00%	07/15/2037	5,113,874
1,290,000	St Mary’s County Maryland	5.00%	05/01/2028	1,461,753
				43,553,148
Revenue Bonds — 69.4%
975,000	Austin, Texas	7.88%	09/01/2026	975,931
520,000	Baltimore, Maryland	5.00%	06/15/2030	536,090
225,000	Baltimore, Maryland^	3.25%	06/01/2031	197,413
670,000	Baltimore, Maryland	5.00%	06/15/2033	688,307
1,260,000	Baltimore, Maryland^	3.50%	06/01/2039	1,027,197
1,750,000	California Municipal Finance Authority^	5.00%	11/01/2039	1,752,176
1,130,000	Cedar Rapids, Iowa#	1.80%	08/15/2029	1,128,588
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,584,867
1,000,000	Frederick County Maryland^	5.00%	09/01/2027	1,024,654
2,000,000	Frederick County Maryland	5.00%	07/01/2029	2,265,696
5,050,000	Frederick County Maryland^	5.00%	09/01/2032	5,136,837
1,110,000	Frederick County Maryland^	5.00%	09/01/2037	1,120,467
1,410,000	Frederick County Maryland	3.75%	07/01/2039	1,184,069
1,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2028	1,030,580
2,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2033	2,022,935
2,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	2,002,734
2,650,000	Lehigh County Pennsylvania (SIFMA Municipal Swap Index + 1.10%)	2.01%	08/15/2038	2,616,263
1,245,000	Maryland Community Development Administration	5.00%	09/01/2030	1,395,177
1,030,000	Maryland Community Development Administration	5.00%	09/01/2031	1,145,894
2,660,000	Maryland Community Development Administration	2.41%	07/01/2043	2,074,305
1,140,000	Maryland Community Development Administration Local Government Infrastructure	4.00%	06/01/2035	1,173,792
1,000,000	Maryland Economic Development Corp.	5.00%	07/01/2028	1,060,434
750,000	Maryland Economic Development Corp.	5.00%	07/01/2029	796,271
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	867,235
1,500,000	Maryland Economic Development Corp.	4.00%	07/01/2040	1,334,857
4,500,000	Maryland Economic Development Corp.	4.50%	07/01/2044	4,124,170
1,100,000	Maryland Stadium Authority	1.42%	05/01/2025	1,032,486
3,000,000	Maryland Stadium Authority	5.00%	05/01/2030	3,213,788
1,340,000	Maryland Stadium Authority Built to Learn	4.00%	06/01/2035	1,346,938
1,750,000	Maryland Stadium Authority Built to Learn	4.00%	06/01/2036	1,747,858
1,715,000	Maryland State Department of Transportation	5.00%	10/01/2027	1,901,489
1,000,000	Maryland State Department of Transportation	5.00%	08/01/2033	1,094,742
1,150,000	Maryland State Department of Transportation	4.00%	08/01/2038	1,127,166
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	518,190
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,592,254
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	445,716
4,000,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2027	4,199,924

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2022

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Municipal Bonds — 95.1% (Continued)

Revenue Bonds — 69.4% (Continued)
3,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2029	3,762,081
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	100,457
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	300,949
250,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2033	260,599
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,297,023
1,955,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	2,035,933
430,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2036	446,788
1,200,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2037	1,257,294
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2038	1,594,466
2,750,000	Maryland State Health & Higher Educational Facilities (SIFMA Municipal Swap Index + 0.28%)	1.19%	07/01/2042	2,749,951
1,310,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2043	1,386,729
4,355,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2045	4,565,316
4,000,000	Maryland State Health & Higher Educational Facilities#	5.00%	07/01/2045	4,360,406
2,500,000	Maryland State Transportation Authority	5.00%	07/01/2023	2,583,787
3,000,000	Maryland State Transportation Authority	5.00%	07/01/2025	3,246,310
1,510,000	Maryland State Transportation Authority	5.00%	07/01/2025	1,633,976
4,420,000	Maryland State Transportation Authority	5.00%	07/01/2028	4,924,369
4,330,000	Maryland State Transportation Authority	4.00%	06/01/2035	4,233,277
1,500,000	Metropolitan Washington DC Airports Authority	5.00%	10/01/2039	1,599,365
5,000,000	Miami-Dade County Florida Expressway Authority (1 Month LIBOR USD + 1.05%)	2.11%	07/01/2032	5,047,208
365,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	182,500
820,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	410,000
2,000,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	2,050,203
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,007,421
1,000,000	St Mary’s College of Maryland	4.00%	09/01/2024	1,033,243
3,280,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	3,203,800
2,700,000	Washington Suburban Sanitary Commission	4.00%	06/01/2032	2,876,745
				117,637,686
Total Municipal Bonds (Cost $170,821,194)				161,190,834

Short-Term Investments — 2.1%

Money Market Funds — 2.1%
3,574,099	First American Government Obligations Fund — Class Z, 1.25%*			3,574,099
Total Short-Term Investments (Cost $3,574,099)				3,574,099
Total Investments — 97.2% (Cost $174,395,293)				164,764,933
Other Assets in Excess of Liabilities — 2.8%				4,799,592
NET ASSETS — 100.0%				$169,564,525

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. Rate disclosed is as of the date of this report.
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the 12-month period ended June 30, 2022, the Brown Advisory Tax-Exempt Bond Fund Investor Shares (the “Fund”) decreased 8.80% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, decreased 5.39%.

The latter half of the 12-month period ending June 30, 2022 was a period defined by macroeconomic uncertainty and heightened volatility across fixed income markets. Muni investor sentiment was largely sanguine to start the calendar year as there was a combination of asset class outperformance compared to most investment grade taxable bond markets in 2021, demand was robust, and broad municipal credit fundamentals were solid. However, as market participants began to quickly reprice interest rates sharply higher around persistently high inflation and an increasingly hawkish FOMC backdrop, performance and sentiment quickly turned around.

During the first four months of 2022, high-quality intermediate maturity muni yields increased by roughly 200 basis points, a move that both outpaced the increase in comparable intermediate maturity Treasury bond yields, and also led to the worst period of broad municipal bond market performance in over 40 years.  However, unlike the drawdown experienced at the end of the spring of 2020 due to COVID credit fears, this calendar year’s selloff is primarily the driven by Fed action in rates and market reaction. The municipal yield curve has acted quite differently than the Treasury curve in 2022. During periods of extreme volatility, this divergence is not uncommon. For the latest bout of instability, the outcome is a municipal yield curve that has remained steep, especially the non-callable muni curve, which would typically be the most comparable to the Treasury curve.

In terms of performance attribution, much of the Fund’s relative underperformance over the trailing 12-month period is explained by curve positioning in the face of this steepening of the municipal yield curve. The Fund’s underweight in 2-5year duration bonds and overweight in 7-10year duration bonds were the biggest drivers. While we do not attempt to predict if or when the front-end of the muni curve will normalize higher, we do believe that our relative curve positioning makes sense given the potential combination of an aggressive Fed and slowing economic growth, which may flatten the municipal yield curve in the coming months. We believe municipal yields on the front end of the curve may begin to edge higher, while global growth concerns may limit the continued rise of intermediate and longer maturity muni yields.

Within municipal credit, we are overweight essential service revenue issuers from sectors that have exhibited pricing power or dominant market share with the ability to pass through higher costs. However, staying true to our long-term, bottom-up approach to credit and sector selection, we are very focused on how our issuers may fare with both inflationary pressures and late-cycle credit dynamics. There are also issuers and sectors that are likely to face credit specific pressures, given the mounting risks to broad economic growth, so we also see an increased value in maintaining high levels of liquidity to take advantage of possible dislocations. Overall however, we are still encouraged by the solid fundamentals within much of the broad investment grade muni market.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Revenue Bonds	90.3%
General Obligation Bonds	10.0%
Money Market Funds	1.9%
Floating Rate Note Obligations	(3.0)%
Other Assets and Liabilities	0.8%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	-8.75%	1.65%	1.87%
Investor Shares	-8.80%	1.60%	1.83%
Bloomberg 1-10 Year Blended Municipal Bond Index	-5.39%	1.32%	1.79%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.41%	0.46%
Net Expense Ratio[2]	0.41%	0.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/tax-exempt-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term  performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 100.3%

General Obligation Bonds — 10.0%
4,480,000	Alameda California Unified School District+	2.52%	08/01/2032	3,098,530
9,000,000	Chicago Illinois Park District†	5.00%	01/01/2044	9,584,249
17,470,000	Illinois, State of	5.00%	11/01/2027	18,846,439
1,890,000	Illinois, State of	5.00%	02/01/2028	2,026,110
4,220,000	Illinois, State of	5.50%	05/01/2030	4,668,193
1,300,000	Illinois, State of	5.00%	10/01/2033	1,365,922
1,700,000	Illinois, State of	4.00%	10/01/2033	1,655,571
6,885,000	Illinois, State of	5.00%	05/01/2039	6,963,373
1,435,000	Lane County Oregon School District No 19 Springfield+	3.50%	06/15/2032	997,819
830,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	1.43%	05/01/2037	781,672
17,000,000	New York, City of New York	4.00%	08/01/2037	16,949,134
4,015,000	New York, City of New York	5.00%	03/01/2043	4,337,276
7,000,000	Puerto Rico, Commonwealth of	5.25%	07/01/2023	7,128,897
4,640,000	Twin Rivers California Unified School District+	2.43%	08/01/2032	3,168,211
				81,571,396
Revenue Bonds — 90.3%
1,285,000	Arizona Sports & Tourism Authority	5.00%	07/01/2028	1,285,000
4,200,000	Austin, Texas	7.88%	09/01/2026	4,204,013
17,000,000	Black Belt Energy Gas District#	4.00%	12/01/2048	17,298,287
10,475,000	Buckeye Ohio Tobacco Settlement Financing Authority	4.00%	06/01/2038	10,218,802
4,500,000	California Health Facilities Financing Authority	5.00%	10/01/2026	4,536,765
1,445,000	California Infrastructure & Economic Development Bank	4.00%	11/01/2031	1,461,419
1,050,000	California Infrastructure & Economic Development Bank (SIFMA Municipal Swap Index + 0.35%)	1.26%	08/01/2047	1,037,618
4,300,000	Central Florida Expressway Authority	4.00%	07/01/2034	4,475,739
3,000,000	Chicago Illinois Midway International Airport	5.00%	01/01/2035	3,031,759
4,000,000	Chicago Illinois Waterworks Revenue	5.00%	11/01/2039	4,082,445
7,880,000	Chicago O’Hare International Airport	5.00%	01/01/2033	8,201,910
7,715,000	Colorado Health Facilities Authority	5.00%	12/01/2035	7,839,890
1,000,000	Colorado Housing and Finance Authority	1.55%	04/01/2023	998,049
2,815,000	Dallas Fort Worth Texas International Airport	5.00%	11/01/2038	2,832,631
3,000,000	Delaware Valley Pennsylvania Regional Finance Authority (SIFMA Municipal Swap Index + 0.40%)	1.31%	03/01/2057	2,978,657
3,380,000	Denver Colorado Airport System Revenue	1.72%	11/15/2027	3,041,233
6,750,000	Denver Colorado Airport System Revenue	5.00%	12/01/2034	7,509,081
9,150,000	Denver Colorado Airport System Revenue	5.00%	12/01/2036	10,189,733
4,500,000	Florida Development Finance Corp.	4.00%	11/15/2033	4,511,230
3,000,000	Glendale Arizona Industrial Development Authority	5.00%	11/15/2048	3,128,492
6,835,000	Glendale Arizona Industrial Development Authority	5.00%	11/15/2054	7,114,240
8,925,000	Grand Forks North Dakota Health Care System	4.00%	12/01/2035	8,416,129
1,375,000	Grand Forks North Dakota Health Care System	4.00%	12/01/2037	1,287,019
5,000,000	Grand Forks, County of North Dakota^	6.63%	12/15/2031	3,016,805
2,500,000	Grand Forks, County of North Dakota^(d)	9.00%	06/15/2044	1,480,814
4,050,000	Harris County Texas Sports Authority+	4.46%	11/15/2034	2,224,779
2,000,000	Illinois Sales Tax Revenue	1.80%	06/15/2027	1,779,734
1,750,000	Illinois Sales Tax Revenue	2.00%	06/15/2028	1,530,918
3,000,000	Illinois State Toll Highway Authority	5.00%	01/01/2031	3,034,729
1,250,000	Illinois State Toll Highway Authority	5.00%	01/01/2033	1,336,179
1,810,000	Indianapolis Indiana Local Public Improvement Bond Bank	5.00%	02/01/2034	1,889,880
4,962,050	Industrial Development Authority of the City of St Louis Missouri	2.22%	12/01/2038	4,113,019
2,000,000	Jacksonville, Florida Sales Tax Revenue	5.00%	10/01/2030	2,011,878
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	3,004,100
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,412,375
5,235,000	Lees Summit Missouri Industrial Development Authority	5.25%	08/15/2039	5,130,528
10,000,000	Lehigh County Pennsylvania (SIFMA Municipal Swap Index + 1.10%)	2.01%	08/15/2038	9,872,691
5,000,000	Louisville/Jefferson County Kentucky Metropolitan Government	5.75%	10/01/2042	5,166,386

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 100.3% (Continued)

Revenue Bonds — 90.3% (Continued)
17,000,000	Main Street Natural Gas, Inc. (1 Month LIBOR USD + 0.83%)	1.54%	08/01/2048	16,871,142
10,000,000	Main Street Natural Gas, Inc.#	4.00%	03/01/2050	10,035,669
5,000,000	Maryland Community Development Administration	2.41%	07/01/2043	3,899,069
3,335,000	Massachusetts Housing Finance Agency	4.00%	12/01/2033	3,336,019
11,250,000	Mesa, City of Arizona Utility System Revenue	4.00%	07/01/2036	11,249,500
3,685,000	Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Authority	4.05%	07/01/2026	3,724,096
14,250,000	Metropolitan Pier & Exposition Authority+	2.22%	06/15/2030	10,589,638
1,495,000	Metropolitan Pier & Exposition Authority+	2.33%	12/15/2033	920,778
10,000,000	Metropolitan Pier & Exposition Authority+	4.50%	06/15/2035	5,709,230
10,165,000	Metropolitan Pier & Exposition Authority+	4.22%	06/15/2037	5,191,983
5,365,000	Metropolitan Pier & Exposition Authority+	2.93%	06/15/2038	2,585,703
1,000,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2053	1,004,614
7,725,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2057	7,778,911
1,000,000	Metropolitan Transportation Authority	5.00%	11/15/2027	1,013,319
1,705,000	Metropolitan Transportation Authority+	3.19%	11/15/2029	1,316,832
2,235,000	Metropolitan Transportation Authority	5.25%	11/15/2031	2,447,129
6,000,000	Metropolitan Transportation Authority+	3.59%	11/15/2033	3,822,806
5,000,000	Metropolitan Transportation Authority	5.00%	11/15/2035	5,155,998
1,000,000	Metropolitan Transportation Authority	5.00%	11/15/2036	1,025,693
5,120,000	Metropolitan Transportation Authority	5.00%	11/15/2036	5,399,645
17,590,000	Metropolitan Transportation Authority	5.00%	11/15/2038	17,771,824
10,000,000	Metropolitan Transportation Authority	5.00%	11/15/2038	10,139,865
10,000,000	Metropolitan Transportation Authority	5.25%	11/15/2044	10,245,510
8,260,000	Miami-Dade County Florida Expressway Authority (1 Month LIBOR USD + 1.05%)	2.11%	07/01/2032	8,337,988
2,000,000	Missouri Joint Municipal Electric Utility Commission	5.00%	12/01/2030	2,139,363
1,595,000	Missouri Joint Municipal Electric Utility Commission	5.00%	12/01/2037	1,699,214
5,000,000	Nebraska Educational Health Cultural & Social Services Finance Authority	4.00%	01/01/2044	4,751,456
1,080,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2031	540,000
1,750,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.25%	07/01/2036	875,000
4,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2046	2,200,000
250,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	125,000
2,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,000,000
5,900,000	New Jersey Economic Development Authority	3.38%	06/15/2026	5,733,654
5,000,000	New Jersey Economic Development Authority	3.47%	06/15/2027	4,802,856
2,350,000	New Jersey Economic Development Authority (SIFMA Municipal Swap Index + 1.55%)	2.46%	09/01/2027	2,364,996
2,835,000	New Jersey Economic Development Authority (SIFMA Municipal Swap Index + 1.60%)	2.51%	03/01/2028	2,853,742
12,000,000	New Jersey Economic Development Authority	7.43%	02/15/2029	13,498,297
5,000,000	New Jersey Transportation Trust Fund Authority+	3.02%	12/15/2027	4,118,974
1,000,000	New Jersey Transportation Trust Fund Authority	5.25%	06/15/2028	1,049,208
9,000,000	New Jersey Transportation Trust Fund Authority	5.75%	12/15/2028	9,438,598
4,320,000	New Jersey Transportation Trust Fund Authority+	1.60%	12/15/2032	2,914,197
1,000,000	New Jersey Transportation Trust Fund Authority+	2.16%	12/15/2035	582,538
9,675,000	New Jersey Transportation Trust Fund Authority+	2.30%	12/15/2038	4,813,616
13,565,000	New Mexico Municipal Energy Acquisition Authority#	5.00%	11/01/2039	14,297,727
16,000,000	New York & New Jersey Port Authority†	4.00%	03/15/2030	16,252,082
12,250,000	New York & New Jersey Port Authority	4.00%	11/01/2034	12,180,643
2,010,000	New York City Transitional Finance Authority Building Aid Revenue	5.00%	07/15/2033	2,014,465
2,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue	3.05%	05/01/2027	1,945,516
2,635,000	New York City Transitional Finance Authority Future Tax Secured Revenue	2.67%	08/01/2027	2,501,276
1,235,000	New York Convention Center Development Corp.	5.00%	11/15/2026	1,325,641
2,000,000	New York Convention Center Development Corp.+	2.46%	11/15/2032	1,250,982
8,730,000	New York Convention Center Development Corp.+	2.53%	11/15/2035	4,639,446
3,000,000	New York Convention Center Development Corp.+	2.78%	11/15/2037	1,418,394
2,750,000	New York Convention Center Development Corp.+	3.09%	11/15/2037	1,353,937
1,110,000	New York State Dormitory Authority	5.00%	02/15/2031	1,207,425

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 100.3% (Continued)

Revenue Bonds — 90.3% (Continued)
1,325,000	New York State Dormitory Authority	5.00%	03/15/2031	1,429,780
2,000,000	New York State Dormitory Authority	5.00%	03/15/2036	2,106,420
8,970,000	New York State Dormitory Authority	4.00%	03/15/2039	8,842,292
20,035,000	New York State Thruway Authority	5.00%	01/01/2037	21,990,793
4,900,000	New York State Urban Development Corp.	4.00%	03/15/2039	4,853,596
6,850,000	New York State Urban Development Corp.†	4.00%	03/15/2045	6,632,227
15,000,000	New York State Urban Development Corp.†	4.00%	03/15/2046	14,496,407
5,030,000	New York Transportation Development Corp.	4.00%	07/01/2041	4,558,375
5,000,000	New York Transportation Development Corp.	5.00%	07/01/2046	5,110,474
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,459,717
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	1,820,371
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,007,421
4,165,000	North Texas Tollway Authority	5.00%	01/01/2032	4,355,939
6,170,000	Ohio State University	4.00%	06/01/2030	6,233,495
1,000,000	Park Creek Colorado Metropolitan District	5.00%	12/01/2034	1,066,447
6,360,000	Pennsylvania Turnpike Commission	4.00%	12/01/2036	6,379,089
4,000,000	Pompano Beach, City of Florida	4.00%	09/01/2050	3,299,358
17,483,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue+	4.62%	07/01/2033	10,535,990
4,230,000	Sales Tax Securitization Corp.	5.50%	01/01/2032	4,740,083
4,625,000	San Diego California Tobacco Settlement Revenue Funding Corp.	4.00%	06/01/2032	4,517,534
2,290,000	Tampa, City of Florida+	3.37%	09/01/2040	1,024,633
1,850,000	Tampa, City of Florida+	3.74%	09/01/2045	596,696
17,140,000	Tennessee Energy Acquisition Corp.#	4.00%	05/01/2048	17,351,566
7,150,000	Tennessee Energy Acquisition Corp.#	4.00%	11/01/2049	7,262,637
3,045,000	Terrebonne Parish Louisiana+	3.14%	04/01/2036	1,763,075
17,380,000	Texas Municipal Gas Acquisition & Supply Corp II (3 Month LIBOR USD + 0.87%)	2.10%	09/15/2027	16,994,791
8,985,000	Texas Municipal Gas Acquisition & Supply Corp II (SIFMA Municipal Swap Index + 0.55%)	1.46%	09/15/2027	8,832,202
17,500,000	Texas Municipal Gas Acquisition & Supply Corp II (3 Month LIBOR USD + 0.69%)	1.90%	09/15/2027	17,068,739
700,000	Texas Municipal Power Agency Revenue	3.00%	09/01/2032	663,480
1,100,000	Texas Municipal Power Agency Revenue	3.00%	09/01/2034	1,019,529
460,000	Tobacco Settlement Authority	5.25%	06/01/2032	462,042
11,105,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2031	11,810,244
20,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2035	20,438,076
5,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2046	5,125,575
1,045,000	Triborough Bridge & Tunnel Authority+	3.39%	11/15/2031	716,285
9,030,000	TSASC, Inc.	5.00%	06/01/2031	9,454,310
5,892,499	Utah Housing Corp.	3.00%	01/21/2052	5,778,147
9,999,423	Utah Housing Corp.	4.50%	06/21/2052	10,173,047
15,278,055	Vermont Student Assistance Corp. (1 Month LIBOR USD + 1.00%)	2.06%	06/02/2042	15,293,220
1,230,000	Virginia Small Business Financing Authority	4.00%	12/01/2036	1,141,797
2,540,000	Washington Health Care Facilities Authority	5.00%	10/01/2033	2,556,007
1,000,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	976,768
2,655,000	Washington State Housing Finance Commission^	5.00%	01/01/2031	2,627,873
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,663,330
10,000,000	Wisconsin Health & Educational Facilities Authority	5.00%	04/01/2042	10,051,408
5,250,000	Wise County Virginia Industrial Development Authority#	0.75%	10/01/2040	4,841,426
				737,268,871
Total Municipal Bonds (Cost $875,521,609)				818,840,267

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Short-Term Investments — 1.9%

Money Market Funds — 1.9%
15,530,949	First American Government Obligations Fund — Class Z, 1.25%*	15,530,949
Total Short-Term Investments (Cost $15,530,949)		15,530,949
Total Investments — 102.2% (Cost $891,052,558)		834,371,216

Floating Rate Note Obligations — (3.0)%
Notes with interest and fee rates ranging from 1.49% to 1.56% as of the date of this report and
contractual maturities of collateral ranging from 03/15/2030 to 03/15/2046~		(24,925,000)
Other Assets in Excess of Liabilities — 0.8%		6,645,207
NET ASSETS — 100.0%		$816,091,423

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
†	Underlying security related to Tender Option Bond (“TOB”) transaction entered into by the Fund.
(d)	Security is in default and missed its last payment of interest as of the date of this report.
*	Annualized seven-day yield as of the date of this report.
~
Floating rate note obligations related to securities held. The interest and fee rate shown reflects the rates in effect as of the date of this report. As of the date of this report, the Fund’s investments with a value of $46,964,965 are held by TOB Trusts and serve as collateral for the $24,925,000 in the floating rate note obligations outstanding at that date.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the 12-month period ended June 30, 2022, the Brown Advisory Tax-Exempt Sustainable Bond Fund Investor Shares (the “Fund”) decreased 8.60% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index (the “Index”), the Fund’s benchmark, decreased 5.39%.

The latter half of the 12-month period ending June 30, 2022 was a period defined by macroeconomic uncertainty and heightened volatility across fixed income markets. Muni investor sentiment was largely sanguine to start the calendar year as there was a combination of asset class outperformance compared to most investment grade taxable bond markets in 2021, demand was robust, and broad municipal credit fundamentals were solid. However, as market participants began to quickly reprice interest rates sharply higher around persistently high inflation and an increasingly hawkish Federal Open Market Committee (FOMC) backdrop, performance and sentiment quickly turned around.

During the first four months of 2022, high-quality intermediate maturity municipal bond yields increased by roughly 200 basis points, a move that both outpaced the increase in comparable intermediate maturity Treasury bond yields, and also led to the worst period of broad municipal bond market performance in over 40 years.  However, unlike the drawdown experienced at the end of the spring of 2020 due to COVID-19 credit fears, this calendar year’s selloff is primarily driven by Fed action in rates and market reaction. The municipal yield curve has acted quite differently than the Treasury curve in 2022. During periods of extreme volatility, this divergence is not uncommon. For the latest bout of instability, the outcome is a municipal yield curve that has remained steep, especially the non-callable muni curve, which would typically be the most comparable to the Treasury curve.

In terms of performance attribution, much of the Fund’s relative underperformance over the trailing 12-month period is explained by curve positioning in the face of this steepening of the municipal yield curve. The Fund’s underweight in 2-5 year duration bonds and overweight in 7-10 year duration bonds were the biggest drivers. While we do not attempt to predict if or when the front-end of the muni curve will normalize higher, we do believe that our relative curve positioning makes sense given the potential combination of an aggressive Fed and slowing economic growth, which may flatten the municipal yield curve in the coming months. We believe municipal yields on the front end of the curve may begin to edge higher, while global growth concerns may limit the continued rise of intermediate and longer maturity muni yields.

Within municipal credit, we are overweight essential service revenue issuers from sectors that have exhibited pricing power or dominant market share with the ability to pass through higher costs. However, staying true to our long-term, bottom-up approach to credit and sector selection, we are very focused on how our issuers may fare with both inflationary pressures and late-cycle credit dynamics. There are also issuers and sectors that are likely to face credit specific pressures given the mounting risks to broad economic growth, so we see an increased value in maintaining high levels of liquidity to take advantage of possible dislocations. Overall, however, we are still encouraged by the solid fundamentals within much of the broad investment grade muni market.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Amy N. Hauter, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors. The Adviser utilizes ESG analysis in connection with the Fund’s investments in fixed-income securities. ESG factors are considered systematically and comprehensively through leveraging a repeatable process that strives to minimize risk and capture opportunity.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Revenue Bonds	87.4%
General Obligation Bonds	10.2%
Money Market Funds	1.7%
Floating Rate Note Obligations	(1.2)%
Other Assets and Liabilities	1.9%
100.0%

		Since Inception
Average Annual Total Return	One Year	(12/2/19)
Investor Shares	-8.60%	-1.88%
Bloomberg 1-10 Year Blended Municipal Bond Index	-5.39%	-0.26%

Investor Shares
Gross Expense Ratio[1]	0.49%
Net Expense Ratio[1]	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/tax-exempt-sustainable-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term  performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.6%

General Obligation Bonds — 10.2%
2,425,000	Chicago Illinois Park District	4.00%	01/01/2034	2,398,236
6,000,000	Chicago Illinois Park District†	5.00%	01/01/2044	6,389,501
1,125,000	Detroit City Michigan School District	5.00%	05/01/2039	1,232,422
8,045,000	Grossmont California Healthcare District+	3.68%	07/15/2033	5,389,344
3,480,000	Hutto Texas Independent School District	5.00%	08/01/2043	3,731,994
1,950,000	Illinois, State of	5.00%	12/01/2025	2,067,529
4,950,000	Illinois, State of	5.00%	02/01/2039	5,002,724
4,315,000	New Jersey, State of	2.30%	06/01/2027	4,023,397
1,905,000	New York, City of New York	1.25%	08/01/2027	1,682,909
1,250,000	New York, City of New York	2.90%	10/01/2027	1,193,928
				33,111,984
Revenue Bonds — 87.4%
4,985,000	Arizona State University	5.00%	07/01/2025	5,368,760
1,200,000	Arizona Industrial Development Authority	4.00%	07/01/2041	1,054,593
10,000,000	Austin Texas Water & Wastewater System Revenue	5.00%	11/15/2043	10,406,026
2,250,000	Austin, Texas	7.88%	09/01/2026	2,252,150
1,000,000	Baltimore County Maryland	4.00%	01/01/2039	1,011,730
1,525,000	Baltimore County Maryland	4.00%	01/01/2040	1,539,852
1,500,000	Baltimore County Maryland	4.00%	01/01/2045	1,502,044
750,000	Buffalo New York Sewer Authority	4.00%	06/15/2051	722,953
630,000	California Infrastructure & Economic Development Bank	4.00%	08/01/2023	644,869
500,000	California Infrastructure & Economic Development Bank	4.00%	08/01/2024	518,068
1,005,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2038	1,092,752
1,000,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2039	1,084,208
2,000,000	California Infrastructure & Economic Development Bank	4.00%	05/01/2046	1,923,919
4,360,000	California Infrastructure & Economic Development Bank (SIFMA Municipal Swap Index + 0.35%)	1.26%	08/01/2047	4,308,587
2,000,000	California Infrastructure & Economic Development Bank	5.00%	08/01/2049	2,131,929
1,170,000	California Municipal Finance Authority^	5.00%	11/01/2029	1,217,066
1,575,000	California Municipal Finance Authority^	5.00%	11/01/2049	1,544,435
1,180,000	California School Finance Authority^	5.00%	07/01/2037	1,221,739
3,965,000	California State Public Works Board	5.50%	11/01/2031	4,131,514
2,250,000	Central Puget Sound Washington Regional Transit Authority	5.00%	11/01/2045	2,455,576
5,000,000	Clayton County Georgia Development Authority	5.00%	07/01/2033	5,007,695
1,500,000	Colorado Health Facilities Authority	4.00%	12/01/2040	1,369,988
5,000,000	Denver, Colorado City & County Airport System Revenue	1.72%	11/15/2027	4,498,866
3,000,000	District of Columbia Water & Sewer Authority	5.00%	10/01/2039	3,220,358
2,495,000	Du Page County Illinois	3.00%	05/15/2047	1,980,772
1,320,000	East Chicago Illinois Sanitary District	4.00%	07/15/2031	1,343,172
2,000,000	Florida Development Finance Corp.	4.00%	11/15/2035	1,981,972
2,375,000	Glendale Arizona Industrial Development Authority	5.00%	11/15/2042	2,487,648
2,500,000	Grand Forks County North Dakota^	7.00%	12/15/2043	1,450,241
2,500,000	Grand Forks County North Dakota^(d)	9.00%	06/15/2044	1,480,814
600,000	Harris County Texas Flood Control District	5.00%	10/01/2027	649,553
7,000,000	Illinois Finance Authority^	5.00%	08/15/2029	7,315,505
2,481,025	Industrial Development Authority of the City of St Louis Missouri	2.22%	12/01/2038	2,056,510
7,225,000	King County Washington Sewer Revenue	4.00%	07/01/2032	7,363,518
7,500,000	Lakeland Florida Hospital System	5.00%	11/15/2040	7,672,280
2,380,000	Lancaster County Pennsylvania Hospital Authority	5.00%	08/15/2042	2,494,300
3,000,000	Lancaster County Pennsylvania Solid Waste Management Authority	5.25%	12/15/2031	3,144,930
5,000,000	Los Angeles California Department of Water & Power Power System Revenue	5.00%	07/01/2038	5,000,000
3,915,000	Los Angeles California Department of Water & Power Power System Revenue	5.00%	07/01/2043	3,915,000
15,020,000	Louisville/Jefferson County Kentucky Metropolitan Government	5.75%	10/01/2042	15,519,823
2,500,000	Maryland Community Development Administration	2.41%	07/01/2043	1,949,535
1,275,000	Maryland Economic Development Corp.	4.00%	07/01/2040	1,134,628
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.6% (Continued)

Revenue Bonds — 87.4% (Continued)
10,000,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2038	10,154,072
6,880,000	Maryland State Health & Higher Educational Facilities#	5.00%	07/01/2045	7,499,898
4,455,000	Massachusetts Clean Energy Cooperative Corp.	1.57%	07/01/2026	4,097,175
3,845,000	Massachusetts Development Finance Agency	5.00%	10/01/2029	3,869,231
1,500,000	Massachusetts Educational Financing Authority	2.56%	07/01/2026	1,423,770
1,000,000	Massachusetts Port Authority	5.00%	07/01/2037	1,094,119
5,000,000	Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities	5.00%	07/01/2040	5,263,811
135,000	Metropolitan Pier & Exposition Authority+	2.21%	12/15/2031	91,930
3,000,000	Metropolitan Pier & Exposition Authority+	2.33%	12/15/2032	1,940,549
270,000	Metropolitan Pier & Exposition Authority+	2.76%	06/15/2034	162,111
135,000	Metropolitan Pier & Exposition Authority+	2.87%	06/15/2035	77,075
175,000	Metropolitan Pier & Exposition Authority+	2.91%	06/15/2037	89,385
1,175,000	Metropolitan Pier & Exposition Authority+	3.46%	12/15/2038	550,823
375,000	Metropolitan Pier & Exposition Authority+	3.40%	12/15/2051	90,240
590,000	Metropolitan Pier & Exposition Authority+	3.56%	12/15/2052	134,769
3,230,000	Metropolitan Pier & Exposition Authority	5.00%	06/15/2053	3,244,904
1,955,000	Metropolitan Transportation Authority	5.25%	11/15/2033	2,094,684
1,050,000	Metropolitan Transportation Authority	5.00%	11/15/2035	1,102,457
5,000,000	Metropolitan Transportation Authority	5.00%	11/15/2037	5,172,834
1,250,000	Metropolitan Transportation Authority	5.00%	11/15/2038	1,337,691
1,870,000	Metropolitan Transportation Authority	5.00%	11/15/2042	1,885,611
4,455,000	Miami Beach Florida Health Facilities	5.00%	11/15/2039	4,530,244
1,500,000	Miami-Dade County Florida Water & Sewer System	4.00%	10/01/2039	1,507,029
1,000,000	Michigan Finance Authority	5.00%	07/01/2029	1,056,500
3,500,000	Michigan Finance Authority	5.00%	07/01/2032	3,634,540
2,075,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.50%	07/01/2046	1,037,500
1,000,000	New Jersey Economic Development Authority	3.47%	06/15/2027	960,571
4,230,000	New Jersey Economic Development Authority	5.00%	03/01/2035	4,237,985
1,890,000	New Jersey Housing & Mortgage Finance Agency	1.60%	10/01/2026	1,766,130
2,000,000	New York City Housing Development Corp.	2.60%	11/01/2034	1,729,917
2,000,000	New York City Municipal Water Finance Authority	4.00%	06/15/2047	1,957,092
1,000,000	New York City Municipal Water Finance Authority	5.00%	06/15/2047	1,076,404
10,000,000	New York City Municipal Water Finance Authority	5.00%	06/15/2047	10,067,135
5,670,000	New York City Municipal Water Finance Authority	5.00%	06/15/2049	6,121,815
5,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00%	11/01/2032	5,047,812
11,000,000	New York Liberty Development Corp.	3.00%	09/15/2043	9,076,630
2,010,000	New York State Dormitory Authority	5.00%	07/01/2042	2,130,090
930,000	New York State Dormitory Authority	5.00%	07/01/2050	946,373
2,500,000	New York State Housing Finance Agency	1.60%	11/01/2024	2,428,069
1,384,014	New York State Housing Finance Agency	1.65%	05/15/2039	1,001,325
10,000,000	New York State Urban Development Corp.	5.00%	03/15/2033	10,181,086
1,000,000	Ohio Higher Educational Facility Commission#	1.63%	12/01/2034	960,829
1,500,000	Ohio, State of (SIFMA Municipal Swap Index + 0.40%)	1.31%	01/01/2052	1,498,475
10,000,000	Ohio State University	5.00%	06/01/2038	10,175,384
2,500,000	Phoenix Arizona Civic Improvement Corp.	5.00%	07/01/2049	2,636,701
1,500,000	Portland Maine General Airport Revenue	4.00%	01/01/2038	1,442,822
4,000,000	Toledo Ohio Water System Revenue	5.00%	11/15/2038	4,085,181
1,964,166	Utah Housing Corp.	3.00%	01/21/2052	1,926,049
5,000,000	Utah Housing Corp.	4.50%	06/21/2052	5,086,817
2,250,000	Virginia Small Business Financing Authority	4.00%	01/01/2036	2,222,048
1,650,000	Wayne County Michigan Airport Authority	5.00%	12/01/2034	1,832,749
1,685,000	Wayne County Michigan Airport Authority	5.00%	12/01/2036	1,849,578
				284,757,897
Total Municipal Bonds (Cost $337,726,921)				317,869,881

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Short-Term Investments — 1.7%

Money Market Funds — 1.7%
5,496,607	First American Government Obligations Fund — Class Z, 1.25%*	5,496,607
Total Short-Term Investments (Cost $5,496,607)		5,496,607
Total Investments — 99.3% (Cost $343,223,528)		323,366,488

Floating Rate Note Obligations — (1.2)%
Note with interest and fee rate of 1.56% as of the date of this report and a
contractual maturity of collateral of 01/01/2044~		(4,000,000)
Other Assets in Excess of Liabilities — 1.9%		6,239,475
NET ASSETS — 100.0%		$325,605,963

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
†	Underlying security related to Tender Option Bond (“TOB”) transaction entered into by the Fund.
(d)	Security is in default and missed its last payment of interest as of the date of this report.
*	Annualized seven-day yield as of the date of this report.
~
Floating rate note obligations related to securities held. The interest and fee rate shown reflects the rates in effect as of the date of this report. As of the date of this report, the Fund’s investments with a value of $6,389,501 are held by TOB Trusts and serve as collateral for the $4,000,000 in the floating rate note obligations outstanding at that date.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the twelve-month period ended June 30, 2022, the Brown Advisory Mortgage Securities Fund Investor Shares (the “Fund”) decreased 7.81% in value. During the same period, the Bloomberg Mortgage Backed Securities Index (the “Index”), the Fund’s benchmark, declined 9.03%.

The Fund aims to generate performance primarily through strong current income generation from high-quality mortgage-related securities selected to have favorable relative valuations and principal repayment characteristics. This is supplemented by select securitized credit positions in mortgage and asset backed securities. We believe this combination can deliver attractive income generation with relatively low correlation to equity and corporate credit performance.

The past two years have been a highly unique environment for fixed income. In the early parts of the pandemic, markets were overwhelmingly driven by an unprecedented policy response put in place to support the economy from the impacts of COVID-19. Near-zero interest rates and aggressive direct stimulus measures led to heavy debt issuance in the fixed income markets and a strong rebound in spending patterns for consumers. Furthermore, low mortgage rates, pandemic-era savings, and changing consumer preferences led to one of the most active housing markets in history. With home prices now at record levels and mortgage rates at their highest since 2009, home affordability is currently at one of its most challenging times in history.

More recently, however, persistent and growing inflation has led to an increasingly less accommodative Fed. The impact of this philosophical shift on mortgage markets is two-fold. First, the rapid increase in interest rates has pushed interest-rate volatility to levels it hasn’t seen since 2009, excluding March 2020. As higher interest-rate volatility leads to greater uncertainty in the timing of mortgage prepayments, spreads have increased on these securities. Second, the shift brought into focus expectations for quantitative tightening, or the reduction in the Fed’s balance sheet where it holds meaningful amounts of Mortgage Backed Securities, or “MBS”. We believe this could lead to an ongoing imbalance in supply and demand, with the market losing one of its greatest demand providers.

With such volatile rates over the past twelve months, macroeconomic factors were a leading driver of performance. For most of the period, the Fund has been positioned with an underweight to duration, which has been a considerable benefit as rates have increased more than 250 basis points at some parts of the yield curve. Our allocation to agency Commercial Mortgage Backed Securities or “CMBS”, which generally provide better call protection relative to residential mortgages, also benefited the Fund as volatility increased over the course of the year. MBS selection performance was negative over the period, largely driven by exposure to lower coupon MBS in the second half of 2021. Securitized credit exposures, such as Asset Backed Securities, or “ABS”, and non-agency CMBS, were a minor detractor to performance as risk-off sentiment broadly grew, though the Fund benefited by having generally high-quality credit exposures.

Sincerely,

Garritt Conover, CFA, CAIA
Portfolio Manager

Chris Roof
Associate Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index.  The Bloomberg Mortgage Backed Securities Index (“Index”) is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg US Aggregate Bond Index. The Index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The Index includes reinvestment of income.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Mortgage Backed Securities	100.2%
Asset Backed Securities	7.1%
Money Market Funds	5.6%
Municipal Bonds	0.2%
Other Assets and Liabilities	(13.1)%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(12/26/13)
Institutional Shares[1]	-7.86%	1.19%	1.77%
Investor Shares	-7.81%	1.18%	1.74%
Bloomberg Mortgage Backed Securities Index	-9.03%	0.36%	1.47%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.46%	0.51%
Net Expense Ratio[2]	0.46%	0.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/mortgage-securities-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of May 13, 2014, is based on the performance of the Investor Shares, and adjusted for the lower expenses applicable to the Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 100.2%
2,502,259	Angel Oak Mortgage Trust, Series 2022-1 A1^†	2.88%	12/25/2066	2,377,105
2,080,000	BAMLL Commercial Mortgage Securities Trust,
	Series 2018-DSNY A (1 Month LIBOR USD + 0.85%)^	2.17%	09/15/2034	2,030,481
3,208,706	Bayview MSR Opportunity Master Fund Trust INV2, Series 2022-2 A1#^	3.00%	12/25/2051	2,866,647
4,613,140	Bayview MSR Opportunity Master Fund Trust INV5, Series 2021-5 A2#^	2.50%	11/25/2051	3,994,086
4,734,461	Bayview MSR Opportunity Master Fund Trust INV6, Series 2021-6 A1#^	3.00%	10/25/2051	4,241,778
3,500,000	BBCMS Mortgage Trust, Series 2017-DELC C (1 Month LIBOR USD + 1.20%)^	2.52%	08/15/2036	3,383,051
2,000,000	BBCMS Mortgage Trust, Series 2018-TALL A (1 Month LIBOR USD + 0.72%)^	2.05%	03/15/2037	1,910,335
5,662,100	BX Commercial Mortgage Trust, Series 2021-VOLT D (1 Month LIBOR USD + 1.65%)^	2.97%	09/15/2036	5,310,348
2,305,000	BX Trust, Series 2021-SDMF B (1 Month LIBOR USD + 0.74%)^	2.06%	09/15/2034	2,173,705
986,000	DBGS Mortgage Trust, Series 2018-C1 7EA^	4.64%	10/17/2051	950,989
40,020	FHLMC PC, Pool# N3-0530	5.50%	01/01/2029	39,160
54,997	FHLMC PC, Pool# C5-3878	5.50%	12/01/2030	58,010
125,153	FHLMC PC, Pool# C9-1366	4.50%	04/01/2031	127,667
53,402	FHLMC PC, Pool# C6-6421	6.50%	02/01/2032	56,138
171,932	FHLMC PC, Pool# N7-0078	5.50%	01/01/2033	175,043
52,120	FHLMC PC, Pool# A1-4256	5.50%	10/01/2033	54,867
149,300	FHLMC PC, Pool# G3-0932	4.50%	03/01/2034	152,283
440,446	FHLMC PC, Pool# C9-1826	3.00%	05/01/2035	432,486
20,429	FHLMC PC, Pool# 1J-0204 (12 Month LIBOR USD + 1.75%)	3.12%	05/01/2035	21,060
139,021	FHLMC PC, Pool# N7-0071	6.00%	06/01/2035	143,086
38,387	FHLMC PC, Pool# A4-6629	5.00%	08/01/2035	40,399
251,282	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	251,357
364,756	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	371,925
20,082	FHLMC PC, Pool# 1L-1263 (1 Year CMT Rate + 2.25%)	2.61%	03/01/2036	20,702
19,467	FHLMC PC, Pool# 1H-1348 (1 Year CMT Rate + 2.14%)	2.20%	10/01/2036	20,191
146,136	FHLMC PC, Pool# G2-0028	7.50%	12/01/2036	154,754
69,405	FHLMC PC, Pool# B3-1891	5.38%	01/01/2037	72,028
69,142	FHLMC PC, Pool# 84-7727 (12 Month LIBOR USD + 1.74%)	2.09%	02/01/2037	68,785
87,088	FHLMC PC, Pool# B3-1900	5.38%	02/01/2037	90,387
43,136	FHLMC PC, Pool# B3-1934	5.38%	04/01/2037	44,769
87,562	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	90,011
24,258	FHLMC PC, Pool# 1J-1681 (12 Month LIBOR USD + 1.98%)	3.73%	06/01/2037	24,973
50,760	FHLMC PC, Pool# U3-0653	5.13%	07/01/2037	52,607
208,556	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	214,552
65,150	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	66,972
46,228	FHLMC PC, Pool# 1G-2249 (12 Month LIBOR USD + 1.78%)	2.03%	10/01/2037	46,068
129,027	FHLMC PC, Pool# T3-0346	5.38%	10/01/2037	133,964
709,379	FHLMC PC, Pool# G3-1063	3.50%	11/01/2037	707,846
78,064	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	80,248
3,225,609	FHLMC PC, Pool# WA-3311	2.21%	04/01/2038	2,652,107
135,102	FHLMC PC, Pool# U3-1874	5.38%	04/01/2038	140,212
307,676	FHLMC PC, Pool# N7-0082	6.00%	07/01/2038	318,148
151,585	FHLMC PC, Pool# G0-4540	6.00%	08/01/2038	166,574
127,439	FHLMC PC, Pool# G0-4655	6.00%	08/01/2038	140,041
100,535	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	103,349
68,803	FHLMC PC, Pool# G0-8348	5.00%	06/01/2039	72,620
315,139	FHLMC PC, Pool# C0-3427	5.50%	10/01/2039	339,359
235,621	FHLMC PC, Pool# G0-8828	5.50%	04/01/2048	246,477
1,421,446	FHLMC PC, Pool# QC-5310	3.00%	08/01/2051	1,329,506
3,969,156	FHLMC PC, Pool# QD-5779	3.00%	01/01/2052	3,710,553
5,718,042	FHLMC PC, Pool# SD-8196	3.50%	02/01/2052	5,516,927
1,949,870	FHLMC PC, Pool# QD-7450	3.00%	03/01/2052	1,824,478
4,257,503	FHLMC PC, Pool# QD-7999	4.00%	03/01/2052	4,216,270
2,992,208	FHLMC PC, Pool# QD-9775	4.00%	04/01/2052	2,967,503
3,485,867	FHLMC PC, Pool# QD-9382	4.00%	04/01/2052	3,462,094

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 100.2% (Continued)
2,892,678	FHLMC PC, Pool# QE-0898	4.50%	04/01/2052	2,912,797
3,970,046	FHLMC PC, Pool# RA-7374	3.00%	05/01/2052	3,709,225
3,279,034	FHLMC PC, Pool# QE-2358	3.50%	05/01/2052	3,166,861
3,499,423	FHLMC PC, Pool# QE-3174	3.50%	06/01/2052	3,378,077
2,718	FHLMC REMIC, Series 4318 DI~	2.50%	08/15/2022	0
72,897	FHLMC REMIC, Series 4329 CI~	2.50%	01/15/2023	177
9,525	FHLMC REMIC, Series 1843 Z	7.00%	04/15/2026	9,733
49,779	FHLMC REMIC, Series 2517 Z	5.50%	10/15/2032	51,132
725,468	FHLMC REMIC, Series 2907 VZ	4.50%	05/15/2034	739,024
196,412	FHLMC REMIC, Series 2890 ZA	5.00%	11/15/2034	204,964
347,502	FHLMC REMIC, Series 3150 DZ	5.50%	05/15/2036	370,646
218,129	FHLMC REMIC, Series 3294 CB	5.50%	03/15/2037	233,275
613,226	FHLMC REMIC, Series 3830 NB	4.50%	02/15/2039	619,732
762,267	FHLMC REMIC, Series 4121 DH	2.00%	10/15/2042	599,480
77,181	FHLMC REMIC, Series 4690 QA	3.50%	05/15/2044	77,043
514,452	FHLMC REMIC, Series 4872 AB	4.00%	08/15/2047	523,432
169,072	FHLMC REMIC, Series 4891 PA	3.50%	07/15/2048	168,761
789,653	FHLMC REMIC, Series 4888 AC	3.50%	01/15/2049	756,855
2,420,109	FHLMC REMIC, Series 5080 PB	1.25%	03/25/2050	2,072,650
2,806,621	FHLMC REMIC, Series 5083 UB	1.25%	03/25/2051	2,401,782
561,831	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	556,848
21,830,055	FHMS, Series K-025 X1#~	0.88%	10/25/2022	27,635
12,317,381	FHMS, Series K-035 X1#~	0.45%	08/25/2023	42,132
63,357,727	FHMS, Series K-C02 X1#~	0.51%	03/25/2024	339,813
19,583,592	FHMS, Series K-038 X1#~	1.24%	03/25/2024	307,118
41,661,285	FHMS, Series K-040 X1#~	0.84%	09/25/2024	512,330
17,053,365	FHMS, Series K-C03 X1#~	0.63%	11/25/2024	197,751
127,576,250	FHMS, Series K-047 X1#~	0.23%	05/25/2025	438,186
7,641,736	FHMS, Series Q-013 XPT1#~	1.66%	05/25/2025	209,750
151,070	FHMS, Series K-W01 A1	2.59%	05/25/2025	149,700
35,004,860	FHMS, Series K-C06 X1#~	1.03%	06/25/2025	771,812
14,283,746	FHMS, Series K-053 X1#~	1.02%	12/25/2025	364,835
41,321,243	FHMS, Series K-734 X1#~	0.79%	02/25/2026	803,727
8,985,938	FHMS, Series K-055 X1#~	1.48%	03/25/2026	373,555
32,785,429	FHMS, Series K-735 X1#~	1.09%	05/25/2026	1,020,161
25,617,433	FHMS, Series K-736 X1#~	1.43%	07/25/2026	1,046,423
5,871,658	FHMS, Series K-058 X1#~	1.05%	08/25/2026	187,749
6,294,677	FHMS, Series K-059 X1#~	0.43%	09/25/2026	68,989
26,601,203	FHMS, Series K-737 X1#~	0.75%	10/25/2026	587,778
24,815,098	FHMS, Series K-C04 X1#~	1.41%	12/25/2026	870,665
53,941,121	FHMS, Series K-063 X1#~	0.42%	01/25/2027	606,174
21,120,986	FHMS, Series K-064 X1#~	0.74%	03/25/2027	515,173
5,661,604	FHMS, Series Q-013 XPT2#~	1.81%	05/25/2027	164,595
5,490,638	FHMS, Series K-W03 X1#~	0.97%	06/25/2027	158,268
22,850,571	FHMS, Series K-C05 X1#~	1.34%	07/25/2027	824,049
12,295,956	FHMS, Series K-068 X1#~	0.56%	08/25/2027	237,194
28,916,076	FHMS, Series K-069 X1#~	0.48%	09/25/2027	482,739
6,021,759	FHMS, Series K-739 XAM#~	1.67%	09/25/2027	424,386
16,500,000	FHMS, Series K-740 XAM#~	1.20%	10/25/2027	844,029
51,964,460	FHMS, Series K-070 X1#~	0.46%	11/25/2027	818,700
31,283,827	FHMS, Series K-072 X1#~	0.49%	12/25/2027	548,064
2,655,968	FHMS, Series Q-006 APT1#	2.89%	04/25/2028	2,621,164
769,724	FHMS, Series Q-006 APT2#	2.76%	10/25/2028	759,088
24,796,886	FHMS, Series K-087 X1#~	0.51%	12/25/2028	523,720
18,081,525	FHMS, Series K-091 X1#~	0.71%	03/25/2029	592,018
12,625,451	FHMS, Series K-092 X1#~	0.85%	04/25/2029	522,195

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 100.2% (Continued)
9,978,780	FHMS, Series K-G01 X1#~	1.11%	04/25/2029	448,603
6,260,786	FHMS, Series K-093 X1#~	1.09%	05/25/2029	336,016
10,960,346	FHMS, Series K-094 X1#~	1.02%	06/25/2029	558,763
6,250,000	FHMS, Series K-G02 X1#~	1.15%	08/25/2029	358,342
14,472,010	FHMS, Series K-103 X1#~	0.76%	11/25/2029	575,773
4,800,000	FHMS, Series K-110 XAM#~	1.98%	04/25/2030	582,216
4,803,897	FHMS, Series K-111 XAM#~	1.91%	05/25/2030	571,540
6,238,500	FHMS, Series K-114 XAM#~	1.44%	06/25/2030	557,513
9,275,345	FHMS, Series K-115 XAM#~	1.65%	07/25/2030	962,065
65,410,742	FHMS, Series K-139 X1#~	0.20%	01/25/2032	593,599
36,993,751	FHMS, Series K-141 X1#~	0.41%	02/25/2032	966,293
463,556	FHMS, Series Q-004 A2H#	2.80%	01/25/2046	462,419
175,300	FHMS, Series Q-010 APT1#	2.94%	04/25/2046	175,171
1,118,439	FHMS, Series Q-004 A4H#	2.85%	08/25/2046	1,114,180
1,351,979	FHMS, Series Q-007 APT1#	3.04%	10/25/2047	1,352,820
1,445,656	FHMS, Series Q-007 APT2#	3.31%	10/25/2047	1,429,459
555,410	FHMS, Series Q-013 APT1#	1.22%	05/25/2050	534,402
904,313	FHS, Series 366 IO~	4.00%	08/15/2049	166,648
1,000,000	FNMA, Pool# AN9202	3.32%	05/01/2025	1,001,552
14,037	FNMA, Pool# 336422 (3 Year CMT Rate + 2.30%)	3.43%	10/01/2025	14,094
39,810	FNMA, Pool# 344903	5.50%	10/01/2025	41,403
50,487	FNMA, Pool# 356232	6.50%	01/01/2026	53,041
22,816	FNMA, Pool# 406521 (1 Year CMT Rate + 2.52%)	2.90%	05/01/2026	22,593
38,621	FNMA, Pool# 356329 (1 Year CMT Rate + 2.65%)	2.78%	01/01/2027	38,305
13,958	FNMA, Pool# 363850 (1 Year CMT Rate + 2.13%)	2.90%	04/01/2027	13,915
26,125	FNMA, Pool# 406380 (1 Year CMT Rate + 2.17%)	2.33%	11/01/2027	26,050
150,000	FNMA, Pool# AN8842	3.32%	04/01/2028	150,522
2,735,354	FNMA, Pool# BL0387	4.28%	05/01/2028	2,776,251
486,842	FNMA, Pool# 257203	5.00%	05/01/2028	498,273
791,716	FNMA, Pool# 958720	5.65%	10/01/2028	852,269
359,847	FNMA, Pool# 957502	3.98%	07/01/2029	363,439
32,815	FNMA, Pool# 520478 (1 Year CMT Rate + 2.10%)	2.22%	11/01/2029	32,585
32,671	FNMA, Pool# 559439 (1 Year CMT Rate + 2.27%)	2.40%	09/01/2030	32,251
74,104	FNMA, Pool# AL0898	5.00%	02/01/2031	76,568
1,388,782	FNMA, Pool# AI4717	4.50%	07/01/2031	1,434,372
30,977	FNMA, Pool# 656181 (1 Year CMT Rate + 2.16%)	2.35%	08/01/2031	30,663
2,150,000	FNMA, Pool# BL4313	2.31%	09/01/2031	1,940,847
32,026	FNMA, Pool# 723313 (1 Year CMT Rate + 2.54%)	2.54%	09/01/2031	31,970
8,859	FNMA, Pool# 642122 (1 Year CMT Rate + 2.27%)	3.40%	03/01/2032	8,731
812,060	FNMA, Pool# 470828	3.53%	03/01/2032	801,048
8,438	FNMA, Pool# 628837	6.50%	03/01/2032	8,936
26,010	FNMA, Pool# 640225 (1 Year CMT Rate + 2.27%)	3.40%	04/01/2032	25,671
34,729	FNMA, Pool# 662138 (1 Year CMT Rate + 2.30%)	2.30%	09/01/2032	34,673
30,037	FNMA, Pool# 668309 (1 Year CMT Rate + 2.02%)	2.02%	11/01/2032	29,972
26,369	FNMA, Pool# 696546 (6 Month LIBOR USD + 2.26%)	2.63%	03/01/2033	26,077
5,830	FNMA, Pool# 555819 (6 Month LIBOR USD + 1.03%)	2.28%	07/01/2033	5,817
31,072	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	2.27%	11/01/2033	30,769
13,333	FNMA, Pool# 751498 (1 Year CMT Rate + 2.22%)	2.34%	11/01/2033	13,222
24,749	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	2.41%	12/01/2033	24,684
26,639	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	1.90%	02/01/2034	26,477
26,798	FNMA, Pool# 774969 (1 Year CMT Rate + 2.28%)	3.28%	04/01/2034	26,729
106,988	FNMA, Pool# 783554 (1 Year CMT Rate + 2.21%)	2.21%	07/01/2034	106,978
3,017	FNMA, Pool# 819649 (12 Month LIBOR USD + 1.52%)	2.12%	03/01/2035	2,997
42,200	FNMA, Pool# 889829	5.00%	07/01/2035	44,433
32,961	FNMA, Pool# 830970 (12 Month LIBOR USD + 1.83%)	2.10%	08/01/2035	32,840
21,435	FNMA, Pool# 837329 (1 Year CMT Rate + 2.04%)	2.04%	09/01/2035	21,418

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 100.2% (Continued)
481,891	FNMA, Pool# AL7654	3.00%	09/01/2035	474,123
49,902	FNMA, Pool# 836715 (12 Month LIBOR USD + 1.77%)	2.02%	10/01/2035	49,462
116,728	FNMA, Pool# 842006	4.25%	10/01/2035	117,465
19,832	FNMA, Pool# 922680 (12 Month LIBOR USD + 1.91%)	2.88%	11/01/2035	20,528
243,500	FNMA, Pool# 850232	4.25%	12/01/2035	247,314
11,984	FNMA, Pool# 865849 (12 Month LIBOR USD + 1.54%)	1.94%	03/01/2036	11,910
11,449	FNMA, Pool# 877009 (12 Month LIBOR USD + 2.38%)	3.98%	03/01/2036	11,869
237,777	FNMA, Pool# AB0577	4.00%	03/01/2036	233,657
17,953	FNMA, Pool# 868568 (12 Month LIBOR USD + 1.74%)	2.61%	04/01/2036	18,380
58,553	FNMA, Pool# 882017 (6 Month LIBOR USD + 1.56%)	2.45%	05/01/2036	58,215
18,291	FNMA, Pool# 745626 (1 Year CMT Rate + 2.14%)	2.99%	05/01/2036	18,167
4,471	FNMA, Pool# 872895 (12 Month LIBOR USD + 1.88%)	4.13%	06/01/2036	4,455
16,321	FNMA, Pool# 886163 (12 Month LIBOR USD + 1.83%)	2.08%	07/01/2036	16,317
228,117	FNMA, Pool# 896838	5.45%	07/01/2036	227,876
84,916	FNMA, Pool# 745818	6.50%	09/01/2036	90,594
65,646	FNMA, Pool# 902770	5.38%	11/01/2036	68,049
52,351	FNMA, Pool# 995521 (12 Month LIBOR USD + 1.84%)	3.29%	05/01/2037	52,284
52,559	FNMA, Pool# 950382 (6 Month LIBOR USD + 1.13%)	1.74%	08/01/2037	53,551
27,803	FNMA, Pool# 941050 (12 Month LIBOR USD + 1.70%)	1.95%	08/01/2037	27,637
41,947	FNMA, Pool# 952835 (1 Year CMT Rate + 2.32%)	2.88%	09/01/2037	43,892
1,551,865	FNMA, Pool# MA3208	4.50%	10/01/2037	1,579,768
85,157	FNMA, Pool# 955233	6.50%	12/01/2037	92,104
5,978	FNMA, Pool# 982237 (12 Month LIBOR USD + 1.84%)	3.59%	05/01/2038	5,924
242,409	FNMA, Pool# AD0100	7.00%	12/01/2038	275,351
87,166	FNMA, Pool# 930507	6.50%	02/01/2039	92,681
1,584,457	FNMA, Pool# AS2249	4.00%	04/01/2039	1,605,384
245,638	FNMA, Pool# AL0407	6.50%	04/01/2039	260,603
190,153	FNMA, Pool# AD0427	5.50%	10/01/2039	204,537
261,459	FNMA, Pool# AD0941	5.50%	04/01/2040	281,326
590,180	FNMA, Pool# 467095	5.90%	01/01/2041	610,935
287,864	FNMA, Pool# AH8447	5.50%	04/01/2041	300,575
917,512	FNMA, Pool# 469130	4.87%	10/01/2041	957,338
292,245	FNMA, Pool# BC1738	4.50%	09/01/2043	298,244
237,587	FNMA, Pool# AS1429	4.00%	12/01/2043	237,005
242,586	FNMA, Pool# AV7739	4.00%	01/01/2044	241,454
143,590	FNMA, Pool# AW6485	4.00%	06/01/2044	143,237
196,359	FNMA, Pool# AY0382	4.00%	11/01/2044	195,245
349,411	FNMA, Pool# AW9534	4.00%	03/01/2045	350,441
186,654	FNMA, Pool# AZ4154	4.00%	06/01/2045	186,364
1,116,224	FNMA, Pool# AZ7828	4.00%	08/01/2045	1,126,135
588,295	FNMA, Pool# BA3674	4.50%	10/01/2045	603,339
324,475	FNMA, Pool# BC6366	4.50%	02/01/2046	330,430
196,393	FNMA, Pool# BD1241	4.50%	05/01/2046	198,635
842,943	FNMA, Pool# BD5189	4.50%	07/01/2046	865,438
171,617	FNMA, Pool# BD8599	4.50%	11/01/2046	173,445
398,930	FNMA, Pool# BH7686	4.50%	12/01/2047	403,669
681,451	FNMA, Pool# BJ8287	4.50%	01/01/2048	692,514
356,178	FNMA, Pool# BK5105	5.50%	05/01/2048	375,047
385,347	FNMA, Pool# BK8032	5.50%	06/01/2048	408,125
1,000,000	FNMA, Pool# AN9931	4.24%	08/01/2048	1,026,007
222,738	FNMA, Pool# BN0202	5.50%	09/01/2048	232,913
272,273	FNMA, Pool# BN4936	5.50%	12/01/2048	284,652
155,695	FNMA, Pool# BN4921	5.50%	01/01/2049	162,501
2,833,143	FNMA, Pool# BP5419	3.00%	05/01/2050	2,674,238
3,942,173	FNMA, Pool# FM8754	3.00%	09/01/2051	3,709,963
6,130,468	FNMA, Pool# FM9760	3.50%	11/01/2051	5,918,589

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 100.2% (Continued)
2,936,477	FNMA, Pool# CB2909	3.50%	02/01/2052	2,832,869
3,057,084	FNMA, Pool# BV4532	3.50%	03/01/2052	2,951,910
2,982,725	FNMA, Pool# FS0832	3.50%	03/01/2052	2,879,880
2,149,948	FNMA, Pool# MA4565	3.50%	03/01/2052	2,074,071
1,491,983	FNMA, Pool# FS0922	3.50%	03/01/2052	1,441,635
4,795,345	FNMA, Pool# FS0945	4.00%	03/01/2052	4,748,901
3,965,642	FNMA, Pool# FS1521	3.00%	04/01/2052	3,723,403
29,606	FNMA REMIC Trust, Series 1996-23 G	6.50%	07/25/2026	30,450
1,996,386	FNMA REMIC Trust, Series 2017-T1 A	2.90%	06/25/2027	1,946,194
840,338	FNMA REMIC Trust, Series 2012-139 HI~	2.50%	12/25/2027	38,790
64,605	FNMA REMIC Trust, Series 2013-15 QI~	3.00%	03/25/2028	3,581
661,821	FNMA REMIC Trust, Series 2019-M6 A2	3.45%	01/25/2029	661,178
442,879	FNMA REMIC Trust, Series 2018-M13 A2#	3.87%	09/25/2030	450,081
258,562	FNMA REMIC Trust, Series 2013-115 AI~	3.00%	04/25/2031	3,309
6,180,429	FNMA REMIC Trust, Series 2020-M15 X1#~	1.62%	09/25/2031	513,246
1,999,655	FNMA REMIC Trust, Series 2021-M20 A1#	1.90%	10/25/2031	1,852,727
23,859,247	FNMA REMIC Trust, Series 2019-M23 X3#~	0.42%	10/27/2031	419,992
126,422	FNMA REMIC Trust, Series 2001-80 Z	6.00%	01/25/2032	132,307
268,299	FNMA REMIC Trust, Series 2006-M2 A2A#	5.27%	10/25/2032	272,565
313,522	FNMA REMIC Trust, Series 2003-71 MB	5.50%	08/25/2033	336,040
1,495,237	FNMA REMIC Trust, Series 2014-8 IQ~	4.00%	03/25/2034	190,800
8,194,422	FNMA REMIC Trust, Series 2021-95 WI#~	1.42%	05/25/2035	292,715
1,915,608	FNMA REMIC Trust, Series 2005-73 EZ	5.50%	08/25/2035	2,026,931
692,298	FNMA REMIC Trust, Series 2005-110 GL	5.50%	12/25/2035	739,698
319,615	FNMA REMIC Trust, Series 2006-21 Z	5.50%	04/25/2036	339,971
980,749	FNMA REMIC Trust, Series 2006-112 QC	5.50%	11/25/2036	1,045,402
450,867	FNMA REMIC Trust, Series 2007-22 A	5.50%	03/25/2037	480,225
418,000	FNMA REMIC Trust, Series 2008-2	5.50%	02/25/2038	456,347
651,155	FNMA REMIC Trust, Series 2009-20 DA (1 Month LIBOR USD + 7.40%)~	5.78%	04/25/2039	97,601
1,114,166	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	1,171,608
12,291	FNMA REMIC Trust, Series 2015-15 GA	3.00%	03/25/2041	12,276
54,676	FNMA REMIC Trust, Series 2012-10 UF (1 Month LIBOR USD + 0.55%)	2.17%	02/25/2042	54,907
1,005,732	FNMA REMIC Trust, Series 2012-27 PI~	4.50%	02/25/2042	101,896
335,038	FNMA REMIC Trust, Series 2013-34 IG~	3.00%	05/25/2042	42,389
7,200	FNMA REMIC Trust, Series 2003-W10 3A5	4.30%	06/25/2043	7,148
2,017	FNMA REMIC Trust, Series 2003-W12 1A9	4.48%	06/25/2043	2,051
12,101	FNMA REMIC Trust, Series 2003-W12 1A8	4.55%	06/25/2043	12,248
6,975	FNMA REMIC Trust, Series 2003-W12 2A7	4.68%	06/25/2043	7,022
8,138	FNMA REMIC Trust, Series 2003-W12 2A6	5.00%	06/25/2043	8,322
395,086	FNMA REMIC Trust, Series 2015-40 LI~	4.50%	03/25/2045	77,561
255,841	FNMA REMIC Trust, Series 2018-86 JA	4.00%	05/25/2047	256,771
1,098,450	FNMA REMIC Trust, Series 2019-37 IM~	5.00%	07/25/2049	156,823
2,535,680	FNMA REMIC Trust, Series 2021-01 PA	1.00%	11/25/2050	2,102,772
5,193,082	FNMA REMIC Trust, Series 2021-47 IO~	2.50%	07/25/2051	755,473
13,650,000	FNMA, 3.50%, Due TBA July	3.50%	07/15/2052	13,151,455
29,750,000	FNMA, 4.00%, Due TBA July	4.00%	07/15/2052	29,380,449
2,195,752	FREMF Mortgage Trust, Series 2020-KF74 B (1 Month LIBOR USD + 2.15%)^	3.27%	01/25/2027	2,179,119
2,239,797	FREMF Mortgage Trust, Series 2019-KF59 B (1 Month LIBOR USD + 2.35%)^	3.47%	02/25/2029	2,211,059
986,289	FREMF Mortgage Trust, Series 2019-KF73 B (1 Month LIBOR USD + 2.45%)^	3.57%	11/25/2029	981,418
700,000	FREMF Mortgage Trust, Series 2017-K68 B#^	3.97%	10/25/2049	676,643
35,171	GNMA, Pool# 783374X	5.50%	04/15/2024	35,438
47,524	GNMA, Pool# 728160X	5.25%	11/15/2024	49,503
225,879	GNMA, Pool# 623145X	5.50%	10/15/2028	237,321
856,900	GNMA, Pool# 589694X	4.50%	08/15/2029	875,700
30,604	GNMA, Pool# 728157X	3.75%	11/15/2029	30,714
273,815	GNMA, Pool# 770225C	4.25%	08/20/2031	284,454

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2022

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 100.2% (Continued)
311,899	GNMA, Pool# 003160M	6.00%	11/20/2031	337,926
406,274	GNMA, Pool# 003489M	6.00%	12/20/2033	444,981
216,608	GNMA, Pool# 782173M	5.50%	05/20/2035	234,144
766,404	GNMA, Pool# MA7106M	2.00%	01/20/2036	718,016
770,161	GNMA, Pool# MA7164M	2.00%	02/20/2036	722,906
66,919	GNMA, Pool# 784315X	6.00%	06/15/2036	71,803
271,660	GNMA, Pool# 770226C	4.75%	09/20/2036	281,418
129,903	GNMA, Pool# 004194M	5.50%	07/20/2038	137,099
717,661	GNMA, Pool# AC0521C	5.50%	05/20/2042	768,660
891,722	GNMA, Pool# BM9287C	4.00%	08/20/2049	897,233
518,223	GNMA, Pool# MA7834M	6.00%	01/20/2052	562,885
1,919,406	GNMA, Pool# CJ2171C	4.00%	05/20/2052	1,910,202
3,616,297	GNMA, Pool# CM0214H (1 Year CMT Rate + 2.10%)	4.10%	02/20/2072	3,836,817
3,647,686	GNMA, Pool# CM0231H (1 Year CMT Rate + 2.12%)	4.12%	02/20/2072	3,874,062
292,753	GNMA REMIC Trust, Series 2013-168 IA~	2.50%	11/16/2028	13,055
427,696	GNMA REMIC Trust, Series 2004-93 PD	5.00%	11/16/2034	439,306
75,158	GNMA REMIC Trust, Series 2006-40 B	6.00%	08/20/2036	79,457
456,119	GNMA REMIC Trust, Series 2012-52 WA#	6.19%	04/20/2038	491,955
736,824	GNMA REMIC Trust, Series 2016-012 KI~	5.00%	09/20/2038	114,327
457,103	GNMA REMIC Trust, Series 2017-083 ID~	7.00%	01/20/2039	70,703
530,728	GNMA REMIC Trust, Series 2011-2 DP#	5.46%	03/20/2039	556,743
773,402	GNMA REMIC Trust, Series 2010-105 IB~	4.50%	01/16/2040	78,470
533,061	GNMA REMIC Trust, Series 2016-68 IC#~	6.00%	01/20/2040	85,181
682,000	GNMA REMIC Trust, Series 2011-156 PM	2.00%	04/20/2040	577,237
982,710	GNMA REMIC Trust, Series 2017-083 IK~	6.00%	05/20/2040	198,016
279,344	GNMA REMIC Trust, Series 2016-112 AW#	7.03%	12/20/2040	309,288
1,272,447	GNMA REMIC Trust, Series 2012-143 IC~	5.00%	10/16/2041	209,121
831,612	GNMA REMIC Trust, Series 2012-97 GB	2.00%	08/16/2042	724,097
695,564	GNMA REMIC Trust, Series 2013-86 IA~	5.00%	06/20/2043	87,961
930,228	GNMA REMIC Trust, Series 2017-103 IM~	5.00%	06/20/2043	138,789
399,257	GNMA REMIC Trust, Series 2014-06 IG~	4.50%	01/16/2044	50,328
1,593,673	GNMA REMIC Trust, Series 2011-127 C#	3.50%	03/16/2047	1,537,861
359,445	GNMA REMIC Trust, Series 2018-127 PB	3.00%	09/20/2047	352,957
9,368	GNMA REMIC Trust, Series 2018-166 AB	4.00%	10/20/2047	9,383
222,158	GNMA REMIC Trust, Series 2018-166 BA	3.50%	11/20/2047	221,055
2,236,347	GNMA REMIC Trust, Series 2017-167 SE (1 Month LIBOR USD + 6.20%)~	4.60%	11/20/2047	298,277
2,324,313	GNMA REMIC Trust, Series 2018-036 LI~	5.00%	03/20/2048	316,973
586,030	GNMA REMIC Trust, Series 2018-153 QA	3.50%	11/20/2048	584,199
432,050	GNMA REMIC Trust, Series 2019-152 LC	3.50%	10/20/2049	416,790
579,422	GNMA REMIC Trust, Series 2019-162 KB	2.00%	12/20/2049	432,322
552,000	GNMA REMIC Trust, Series 2021-050 PL	1.25%	03/20/2051	311,116
1,862,960	GNMA REMIC Trust, Series 2021-125 UL	1.50%	07/20/2051	1,676,194
1,244,950	GNMA REMIC Trust, Series 2021-136 BD	2.00%	08/20/2051	1,139,253
1,171,062	GNMA REMIC Trust, Series 2021-160 DK	2.00%	09/20/2051	1,113,980
1,871,832	GNMA REMIC Trust, Series 2021-177 KD	2.00%	10/20/2051	1,738,395
2,996,802	GNMA REMIC Trust, Series 2022-009 CD	2.00%	01/20/2052	2,748,604
1,158,653	GNMA REMIC Trust, Series 2014-135 I0#~	0.42%	01/16/2056	23,749
1,220,421	GNMA REMIC Trust, Series 2015-172 I0#~	0.62%	03/16/2057	30,857
2,278,483	GNMA REMIC Trust, Series 2016-40 I0#~	0.62%	07/16/2057	59,513
1,541,243	GNMA REMIC Trust, Series 2016-56 I0#~	1.00%	11/16/2057	69,183
2,498,926	GNMA REMIC Trust, Series 2016-98 I0#~	0.89%	05/16/2058	111,923
3,877,197	GS Mortgage-Backed Securities Trust, Series 2022-LTV1 A8#^	3.00%	06/25/2052	3,653,350
4,542,962	J.P. Morgan Mortgage Trust, Series 2021-INV4 A2#^	3.00%	01/25/2052	4,047,318
4,474,520	J.P. Morgan Mortgage Trust, Series 2021-INV6 A2#^	3.00%	04/25/2052	4,008,886
3,475,709	J.P. Morgan Mortgage Trust, Series 2022-LTV2 A3#^	3.50%	09/25/2052	3,227,172
6,240,631	Mello Mortgage Capital Acceptance, Series 2021-INV4 A3#^	2.50%	12/26/2051	5,326,233

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2022

Par Value/
Shares	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 100.2% (Continued)
3,522,122	Mello Mortgage Capital Acceptance, Series 2022-INV2 A2#^	3.50%	04/25/2052	3,269,245
4,000,000	Mello Warehouse Securitization Trust, Series 2021-2 A (1 Month LIBOR USD + 0.75%)^	2.37%	04/26/2055	3,947,016
1,300,000	Morgan Stanley Capital I Trust, Series 2019-NUGS A (1 Month LIBOR USD + 0.95%)^	2.45%	12/15/2036	1,264,752
3,342,500	RCKT Mortgage Trust, Series 2021-6 A1#^	2.50%	12/25/2051	2,877,570
3,169,124	RCKT Mortgage Trust, Series 2022-1 A5#^	2.50%	01/25/2052	2,892,933
3,300,000	RCKT Mortgage Trust, Series 2022-4 A1#^	4.00%	06/25/2052	3,132,680
384,230	SBA, Pool# 522053 (PRIME + 0.58%)	4.08%	05/25/2026	389,439
2,155,993	Sequoia Mortgage Trust, Series 2021-1 A1#^	2.50%	03/25/2051	1,856,102
Total Mortgage Backed Securities (Cost $320,642,829)				313,122,223

Asset Backed Securities — 7.1%
3,500,000	American Express Credit Account Master Trust, Series 2022-2 A	3.39%	05/17/2027	3,499,317
1,905,743	American Homes 4 Rent Trust, Series 2014-SFR2 A^	3.79%	10/17/2036	1,896,429
2,130,000	American Homes 4 Rent Trust, Series 2014-SFR2 B^	4.29%	10/17/2036	2,135,652
2,343,726	American Homes 4 Rent Trust, Series 2014-SFR3 A^	3.68%	12/18/2036	2,321,582
316,446	American Homes 4 Rent Trust, Series 2015-SFR1 A^	3.47%	04/18/2052	310,412
217,371	American Homes 4 Rent Trust, Series 2015-SFR2 A^	3.73%	10/18/2052	214,186
250,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	248,720
1,404,000	AmeriCredit Automobile Receivables Trust, Series 2021-1 D	1.21%	12/18/2026	1,315,184
1,505,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	1,393,291
935,715	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	902,357
380,000	Dext ABS LLC, Series 2021-1 B^	1.76%	02/15/2028	351,623
88,666	FHF Trust, Series 2020-1A A^	2.59%	12/15/2023	88,600
1,068,824	FHF Trust, Series 2021-2A A^	0.83%	12/15/2026	1,025,074
602,358	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	578,934
1,511,901	GoodLeap Sustainable Home Solutions Trust, Series 2021-5 A^	2.31%	10/20/2048	1,318,234
1,438,592	JPMorgan Chase Bank NA — CACLN, Series 2021-3 B^	0.76%	02/25/2029	1,390,823
410,000	Oportun Funding XIV LLC, Series 2021-A A^	1.21%	03/08/2028	384,100
1,505,000	PFS Financing Corp., Series 2021-A A^	0.71%	04/15/2026	1,411,427
1,500,000	Verizon Master Trust, Series 2022-4 A†	3.40%	11/20/2028	1,489,791
Total Asset Backed Securities (Cost $23,055,213)				22,275,736

Municipal Bonds — 0.2%
600,000	Colorado Health Facilities Authority	2.80%	12/01/2026	580,072
Total Municipal Bonds (Cost $600,000)				580,072

Short-Term Investments — 5.6%

Money Market Funds — 5.6%
17,632,421	First American Government Obligations Fund — Class Z, 1.25%*			17,632,421
Total Short-Term Investments (Cost $17,632,421)				17,632,421
Total Investments — 113.1% (Cost $361,930,463)				353,610,452
Liabilities in Excess of Other Assets — (13.1)%				(41,011,720)
NET ASSETS — 100.0%				$312,598,732

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
†	Step bond. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown is the rate in effect as of the date of this report.
~	Interest only security
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2022

Futures Contracts — Long (Note 6)

			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury Long Bond Futures	153	09/21/2022	$21,161,922	$21,209,625	$47,703
U.S. 10-Year Ultra Futures	1	09/21/2022	124,252	127,375	3,123
U.S. Ultra Bond Futures	35	09/21/2022	5,380,818	5,402,031	21,213
			$26,666,992	$26,739,031	$72,039

Futures Contracts — Short (Note 6)

			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	(50)	09/30/2022	$(10,382,709)	$(10,500,781)	$(118,072)
U.S. Treasury 10-Year Note Futures	(81)	09/21/2022	(9,747,668)	(9,601,031)	146,637
			$(45,047,333)	$(44,909,062)	$138,271

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the 12-month period ended June 30, 2022, the Brown Advisory – WMC Strategic European Equity Fund Institutional Shares (the “Fund”) decreased 12.75% in value. During the same period, the MSCI Europe Index (the “Index”), the Fund’s benchmark, decreased 17.61%.

For the 12 months ended June 30, 2022, the portfolio outperformed the benchmark. Security selection drove relative performance. Selection in industrials, consumer staples, and consumer discretionary contributed the most to relative performance. This was partially offset by weak selection within health care, communication services, and materials. Sector allocation, a result of our bottom-up stock selection process, also contributed to relative performance, driven by the Fund’s overweight to health care and underweight to consumer discretionary, while the underweight to energy detracted.

From an individual stock perspective, our top relative contributors were BAE Systems (industrials), British-American Tobacco (consumer staples), and Swedish Match (consumer staples). Our top relative detractors were not holding Shell (energy), not holding AstraZeneca (health care) for the entire period, and our position in Fresenius (health care). During the period, we purchased new positions in British-American Tobacco, CRH, and Grifols. We sold our position in AstraZeneca.

BAE Systems is a leading defense contractor in Europe, providing products and services for air, land, and naval defense platforms. Shares rose over the period as they benefitted from increased government spending on defense as geopolitical tension increased. We like the company because of its stable and diversified program exposure, strengthening balance sheet position, solid growth prospects in Air and Electronics, and the changes made by the CEO to address areas of historical underperformance (US Platforms and Services, and Cyber).

The Fresenius Group is a high-quality health care company operating in four segments: medical (dialysis), Kabi (intravenous drugs), Helios (private hospitals), and Vamed (outpatient clinic provider). The company is exposed to long-term structural growth driven by favourable demographic trends (an ageing population) and increased use of health care. The company should also experience some cyclical tailwinds driven by a recovery from the pandemic. We believe that it has a good operational track record, with each of its businesses maintaining a dominant position in their respective markets, a strengthening balance sheet, and a strong free cash flow outlook.

Sincerely,

Carl Dirk Enderlein, CFA
Senior Managing Director and Equity Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater in emerging markets. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Europe Index (“Index”) is an index that captures large and mid cap representation across 15 developed market countries in Europe.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

United Kingdom	36.7%
Germany	14.6%
France	14.1%
Sweden	8.8%
Switzerland	7.3%
Spain	3.9%
Netherlands	3.7%
Austria	3.2%
Belgium	2.7%
Money Market Funds	2.4%
Portugal	1.5%
Czech Republic	1.0%
Italy	0.1%
Other Assets and Liabilities	0.0%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(10/21/13)
Institutional Shares	-12.75%	3.79%	4.70%
Investor Shares	-12.89%	3.63%	4.54%
Advisor Shares	-13.09%	3.37%	4.29%
MSCI Europe Index	-17.61%	2.16%	2.22%
	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.05%	1.20%	1.45%
Net Expense Ratio[1]	1.05%	1.20%	1.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/wmc-strategic-european-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 96.3%

Austria — 3.2%
215,728	Erste Group Bank AG	5,481,948
65,584	Porr AG	848,835
79,265	Vienna Insurance Group AG
	Wiener Versicherung Gruppe	1,813,013
		8,143,796
Belgium — 2.7%
82,133	UCB S.A.	6,959,924

Czech Republic — 1.0%
86,162	Komercni banka, as	2,439,282

France — 14.1%
72,547	Amundi S.A.	3,994,242
139,484	Bureau Veritas S.A.	3,588,668
8,632	Dassault Aviation S.A.	1,348,003
448,610	Elis S.A.	6,002,599
14,171	Legrand S.A.	1,052,180
4,205	Pernod Ricard S.A.	777,402
125,677	Publicis Groupe S.A.	6,180,889
63,955	Safran S.A.	6,367,739
4,067	Somfy S.A.	529,413
200,019	Technip Energies N.V.	2,506,238
27,355	Thales S.A.	3,358,580
		35,705,953
Germany — 13.8%
26,623	Beiersdorf AG	2,731,991
71,230	Brenntag SE	4,664,034
243,516	Fresenius SE & Co KGaA	7,405,776
9,281	Hannover Rueck SE	1,353,683
158,991	Hensoldt AG	4,005,090
87,577	Jenoptik AG	1,969,913
14,683	Rheinmetall AG	3,388,334
28,678	Siemens Healthineers AG	1,462,193
241,507	United Internet AG	6,922,617
23,582	Washtec AG	1,101,379
		35,005,010
Italy — 0.1%
24,616	MARR SpA	339,897

Netherlands — 3.7%
17,835	Heineken NV	1,623,378
134,159	QIAGEN NV*	6,307,933
13,623	Wolters Kluwer NV	1,320,319
		9,251,630
Portugal — 1.5%
172,591	Jeronimo Martins SGPS S.A.	3,741,505

Spain — 3.4%
205,910	Almirall S.A.	2,290,192
87,611	Bankinter S.A.	547,997
89,841	Fluidra S.A.	1,827,994
209,848	Grifols S.A.*	3,979,655
		8,645,838
Sweden — 8.8%
204,311	Alfa Laval AB	4,952,930
104,403	Assa Abloy AB	2,227,965
183,674	Hexpol AB	1,572,876
76,216	Sandvik AB	1,242,100
758,781	Swedish Match AB	7,741,493
231,550	Trelleborg AB	4,684,846
		22,422,210
Switzerland — 7.3%
37,697	Julius Baer Group, Ltd.	1,748,767
113,338	Novartis AG	9,608,867
449,627	UBS Group AG	7,268,999
		18,626,633
United Kingdom — 36.7%
852,178	BAE Systems PLC	8,627,447
838,182	Beazley PLC	5,110,772
245,609	British American Tobacco PLC	10,527,854
178,840	Bunzl PLC	5,939,410
230,868	Compass Group PLC	4,740,042
1,888,702	ConvaTec Group PLC	5,176,900
132,682	CRH PLC	4,578,718
417,828	GSK PLC	9,004,864
100,598	Hikma Pharmaceuticals PLC	1,984,858
174,908	IMI PLC	2,508,653
46,367	Next PLC	3,312,474
484,536	Prudential PLC	6,027,259
650,064	Rotork PLC	1,909,632
367,237	RS Group PLC	3,905,998
137,120	Savills PLC	1,690,715
452,103	Smith & Nephew PLC	6,322,565
292,229	Smiths Group PLC	4,997,372
77,054	Spectris PLC	2,552,767
406,001	WPP PLC	4,101,118
		93,019,418
Total Common Stocks (Cost $225,625,751)		244,301,096

Preferred Stocks — 1.3%

Germany — 0.8%
72,605	Fuchs Petrolub SE	2,031,261

Spain — 0.5%
107,763	Grifols S.A.*	1,280,921
Total Preferred Stocks (Cost $3,993,008)		3,312,182

Short-Term Investments — 2.4%

Money Market Funds — 2.4%
6,001,139	First American Government
	Obligations Fund — Class Z, 1.25%#	6,001,139
Total Short-Term Investments (Cost $6,001,139)		6,001,139
Total Investments — 100.0% (Cost $235,619,898)		253,614,417
Other Assets in Excess of Liabilities — 0.0%		119,544
NET ASSETS — 100.0%		$253,733,961

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the year ended June 30, 2022, the Brown Advisory Emerging Markets Select Fund Institutional Shares (the “Fund”) fell 18.87% in value. During the same period, the FTSE Emerging Index (the “Index”), the Fund’s benchmark, declined 21.56%.

Emerging market equities began to weaken in the second half of 2021, as COVID-19 variant concerns lingered, supply chain issues persisted, and the Chinese government’s regulatory interference in certain sectors continued. Emerging markets weakness persisted into 2022, exacerbated by Russia’s invasion of Ukraine. With both energy and food costs spiking, inflation and macroeconomic weakness heightened fears of a potentially painful global recession.  In this environment, the Fund was able to preserve capital better than the Index, primarily through a positive contribution from stock selection within sectors and geographic regions.

For the 12 months ended June 30, 2022, utilities, real estate and consumer discretionary were key sectors of stock selection strength while selection within energy was the largest detractor.  Positive selection within consumer came from the Fund leaning into Chinese consumer goods and travel companies during the COVID-19 lockdown induced selloff in early 2022 and then benefiting as share prices recovered when lockdowns eased.

From a regional perspective, the Fund maintains a key overweight to the Asia region. We have a positive view on the region’s long-term attractiveness due to higher structural growth, a fast-growing middle class, deep and liquid capital markets, and improving corporate governance.  In addition, we continue to observe a range of attractive bottom-up opportunities in India given the positive policy reforms taking place in the country, ranging from labor-market reforms to the privatization of public-sector enterprises. In China, increased regulatory oversight in a number of industries over the last 12 months has prompted a broad derating across the market, and the Fund has been selectively adding exposure.

From an individual stock perspective, the top performer was China Resources Power Holdings. In 3Q 2021, the company reported earnings ahead of consensus. The strong results were driven by better volumes and performance from the renewables segment. The Fund sold the position in 3Q 2021 on strength. Czech utility CEZ’s stock price rose on spiking power prices in Germany and across Europe. Lukoil (Russian integrated energy) was a meaningful detractor due to heavy trading restrictions. The Fund was able to exit the position in 2Q 2022. Shares of Zai Lab, a leading Chinese biopharmaceuticals manufacturer, were also a key detractor driven by a slowing pace of securing licensing-in deals over the third quarter of 2021.

In the long run, the Fund intends to remain focused on identifying high-quality companies trading at undemanding valuations which are unrecognized by the market or whose quality is obscured by temporary factors.  We continue to believe the less efficient nature of emerging markets provides the opportunity to buy high-quality businesses trading at reasonable valuations that have good potential to outperform the broader market on the strength of their stock-specific fundamentals.

Sincerely,

Jordan Wruble
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The FTSE Emerging Index (“Index”) is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

China	39.7%
Taiwan	14.0%
South Korea	13.3%
India	13.2%
Brazil	3.6%
United States	2.6%
Indonesia	2.5%
Singapore	2.1%
Money Market Funds	2.0%
Thailand	1.4%
United Kingdom	1.0%
South Africa	0.9%
Malaysia	0.8%
United Arab Emirates	0.8%
Czech Republic	0.7%
Turkey	0.6%
Hungary	0.4%
Russia	0.0%
Other Assets and Liabilities	0.4%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(12/12/12)
Institutional Shares	-18.87%	1.41%	1.46%
Investor Shares	-18.93%	1.26%	1.31%
Advisor Shares	-19.11%	0.99%	1.04%
FTSE Emerging Index	-21.56%	3.21%	2.54%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.13%	1.28%	1.53%
Net Expense Ratio[1]	1.13%	1.28%	1.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/emerging-markets-select-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends. These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 94.9%

Brazil — 1.7%
2,717,500	Ambev S.A.	6,947,644
629,800	Neoenergia S.A.	1,801,509
		8,749,153
China — 39.7%
994,664	AIA Group, Ltd.	10,868,266
599,600	Alibaba Group Holding, Ltd.*	8,553,530
385,157	ANTA Sports Products, Ltd.	4,739,889
238,645	Baidu, Inc.*	4,520,698
54,489	Baidu, Inc. ADR*	8,104,149
500,750	Beijing Oriental Yuhong
	Waterproof Technology Co., Ltd.	3,857,704
1,636,000	Brilliance China Automotive
	Holdings, Ltd.*†	2,085
4,513,000	China Construction Bank Corp.	3,042,897
843,827	China Mengniu Dairy Co., Ltd.	4,230,236
710,500	China Merchants Bank Co., Ltd.	4,493,231
2,034,000	China Overseas Land & Investment, Ltd.	6,470,082
553,654	China Resources Beer Holdings Co., Ltd.	4,137,442
107,081	China Tourism Group Duty Free Corp., Ltd.	3,733,136
2,711,811	Dongfeng Motor Group Co., Ltd.	2,064,495
163,841	Ecovacs Robotics Co., Ltd.	2,991,609
1,196,000	Galaxy Entertainment Group, Ltd.	7,164,727
1,223,600	GF Securities Co., Ltd.	1,621,215
1,089,600	Haier Smart Home Co., Ltd.	4,055,442
243,200	Hangzhou Tigermed Consulting Co., Ltd.	4,167,928
133,757	Hong Kong Exchanges & Clearing, Ltd.	6,615,122
92,015	Huazhu Group, Ltd. ADR	3,505,771
8,839,000	Industrial & Commercial Bank of China, Ltd.	5,273,781
536,995	Inner Mongolia Yili Industrial Group Co., Ltd.	3,128,278
193,931	KE Holdings, Inc. ADR*	3,481,061
13,903	Kweichow Moutai Co., Ltd.	4,252,267
3,910,000	Lenovo Group, Ltd.	3,674,257
415,702	Meituan*	10,373,548
330,849	Midea Group Co., Ltd.	2,994,534
248,200	NetEase, Inc.	4,675,965
4,757,700	Postal Savings Bank of China Co., Ltd.	3,838,167
1,140,200	Sany Heavy Industry Co., Ltd.	3,253,862
522,100	Shandong Sinocera Functional
	Material Co., Ltd.	2,805,781
63,800	Shenzhen Mindray Bio-Medical
	Electronics Co., Ltd.	2,991,605
356,105	Techtronic Industries Co., Ltd.	3,718,503
389,941	Tencent Holdings, Ltd.	17,650,737
47,050	Trip.com Group, Ltd.*	1,301,895
248,344	Trip.com Group, Ltd. ADR*	6,817,043
411,552	Tsingtao Brewery Co., Ltd.	4,284,070
517,594	Yifeng Pharmacy Chain Co., Ltd.	4,092,023
905,600	YTO Express Group Co., Ltd.	2,758,155
2,647,500	Yue Yuen Industrial Holdings, Ltd.	3,447,712
85,978	Yum China Holdings, Inc.	4,169,933
139,210	ZTO Express Cayman, Inc. ADR	3,821,314
		201,744,145
Czech Republic — 0.7%
78,151	CEZ AS	3,526,333

Hungary — 0.4%
103,558	OTP Bank PLC	2,323,404

India — 13.2%
609,345	Aurobindo Pharma, Ltd.	3,966,795
605,299	Axis Bank, Ltd.*	4,902,965
437,035	Bharti Airtel, Ltd.*	3,801,398
365,048	Container Corp. of India, Ltd.*	2,753,897
390,512	Godrej Consumer Products, Ltd.*	3,758,353
201,966	HDFC Bank, Ltd.	3,459,498
888,239	ICICI Bank, Ltd.	7,979,871
255,113	Larsen & Toubro, Ltd.	5,057,336
227,763	Macrotech Developers, Ltd.*	3,097,351
405,716	Mahindra & Mahindra, Ltd.	5,642,683
227,245	Reliance Industries, Ltd.	7,503,488
380,863	Shriram Transport Finance Co., Ltd.	6,218,915
110,940	Siemens, Ltd.	3,380,517
556,243	State Bank of India	3,298,822
469,849	Wipro, Ltd.	2,486,857
		67,308,746
Indonesia — 2.5%
8,825,200	Bank Central Asia Tbk PT	4,297,342
8,230,900	Bank Mandiri Persero Tbk PT	4,395,431
7,694,400	Bank Negara Indonesia Persero Tbk	4,064,485
		12,757,258
Malaysia — 0.8%
2,152,900	Malayan Banking Bhd	4,195,900

Russia — 0.0%
184,769	Sberbank of Russia PJSC ADR†+*	1,848

Singapore — 2.1%
267,324	DBS Group Holdings, Ltd.	5,720,041
1,747,908	Wilmar International, Ltd.	5,087,433
		10,807,474
South Africa — 0.9%
203,786	Sasol, Ltd.*	4,699,108

South Korea — 12.9%
126,000	DB Insurance Co., Ltd.	5,969,281
233,574	Hankook Tire & Technology Co., Ltd.	5,954,548
38,899	Hyundai Mipo Dockyard Co., Ltd.*	2,736,620
48,620	KB Financial Group, Inc.	1,815,632
239,340	Korea Electric Power Corp.*	4,174,010
41,887	Korea Shipbuilding & Offshore
	Engineering Co., Ltd.*	3,040,495
34,619	POSCO Holdings, Inc.	6,173,854
535,971	Samsung Electronics Co., Ltd.	23,640,265
260,523	Samsung Engineering Co., Ltd.*	4,330,091
115,950	Shinhan Financial Group Co., Ltd.	3,324,806
60,040	SK Hynix, Inc.	4,239,671
		65,399,273
Taiwan — 14.0%
275,726	Advantech Co., Ltd.	3,208,708
1,191,500	ASE Technology Holding Co., Ltd.	3,068,726
5,559,000	Compal Electronics, Inc.	4,256,188
4,565,000	CTBC Financial Holding Co., Ltd.	3,861,311

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 94.9% (Continued)

Taiwan — 14.0% (Continued)
424,693	Delta Electronics, Inc.	3,166,619
387,000	Elite Material Co., Ltd.	2,329,617
2,391,000	Hon Hai Precision Industry Co., Ltd.	8,777,704
2,248,000	Lite-On Technology Corp.	4,374,849
192,781	MediaTek, Inc.	4,231,771
2,122,457	Taiwan Semiconductor
	Manufacturing Co., Ltd.	34,015,244
		71,290,737
Thailand — 1.4%
436,800	Bangkok Bank PCL	1,653,494
365,400	Bangkok Bank PCL NVDR	1,378,005
1,319,400	SCB X PCL	3,974,433
		7,005,932
Turkey — 0.6%
4,467,280	Akbank T.A.S.	2,146,489
264,796	Tofas Turk Otomobil Fabrikasi A.S.	958,441
		3,104,930
United Arab Emirates — 0.8%
1,617,574	Abu Dhabi Commercial Bank PJSC	3,906,392

United Kingdom — 1.0%
686,260	Standard Chartered PLC	5,180,850

United States — 2.2%
105,722	Cognizant Technology Solutions Corp.	7,135,178
267,341	Flex, Ltd.*	3,868,424
		11,003,602
Total Common Stocks (Cost $482,095,876)		483,005,085

Preferred Stocks — 2.3%

Brazil — 1.9%
2,950,095	Cia Energetica de Minas Gerais	5,885,027
866,400	Itau Unibanco Holding S.A.	3,757,995
		9,643,022
South Korea — 0.4%
30,016	Hyundai Motor Co.	2,015,128
Total Preferred Stocks (Cost $11,104,578)		11,658,150

Exchange Traded Funds — 0.4%

United States — 0.4%
29,580	iShares MSCI All Country Asia
	ex Japan Exchange Traded Fund	2,046,936
Total Exchange Traded Funds (Cost $2,049,855)		2,046,936

Short-Term Investments — 2.0%

Money Market Funds — 2.0%
10,068,789	First American Government
	Obligations Fund — Class Z, 1.25%#	10,068,789
Total Short-Term Investments (Cost $10,068,789)		10,068,789
Total Investments — 99.6% (Cost $505,319,098)		506,778,960
Other Assets in Excess of Liabilities — 0.4%		1,832,295
NET ASSETS — 100.0%		$508,611,255

*	Non-Income Producing
ADR — American Depositary Receipt
†	This security is being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees.
+
Restricted security as to resale. As of the date of this report, the Fund held restricted securities with a fair value of $1,848 or 0.0% of net assets. Security was acquired from December 2021 to February 2022 at an acquisition cost of $2,890,347.

NVDR — Non-Voting Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
June 30, 2022

Dear Shareholders:

During the 12-month period ended June 30, 2022, the Brown Advisory – Beutel Goodman Large-Cap Value Fund Institutional Shares (the “Fund”) decreased 8.68% in value. During the same period, the Russell 1000® Value Index (the “Index”), the Fund’s benchmark, decreased 6.82%.

Equity markets were characterized by high volatility over the period with many events on both the geopolitical and economic fronts unfolding simultaneously. The war in Ukraine and COVID lockdowns in China exacerbated supply-chain issues. This, along with strong consumer demand, helped to drive inflation to multi-decade highs globally in May, prompting central banks to ramp up their inflation-fighting rhetoric. Relative underperformance was driven primarily by a zero-weight in energy and utilities, and a combination of stock selection and an overweight in consumer discretionary. This was partially offset by stock selection in information technology, a combination of stock selection and an overweight in consumer staples, and a combination of stock selection and an underweight in financials.

We took advantage of market volatility over the period and initiated positions in MillerKnoll, NetApp, Gentex, The Interpublic Group of Companies, BlackRock and Tempur Sealy International. We exited from positions in TE Connectivity, Oracle and JPMorgan Chase & Co. after deeming these to be fully valued following process-driven trims.

From an individual stock perspective, Merck & Co. and AmerisourceBergen were among the top contributors to performance over the Period. Merck reported solid results, continuing its momentum from the end of last year. The oncology, vaccines and animal health divisions all contributed meaningfully to both sales and earnings growth. AmerisourceBergen’s core business has been resilient throughout the pandemic. The company’s COVID-related business has benefited from the distribution of Pfizer’s anti-viral Paxlovid; along with early benefits from its 2021 European acquisition which prompted company management to increase its full-year earnings guidance slightly.

eBay and MillerKnoll were among the largest detractors from performance over the Period. eBay’s share price has continued to be hampered by concerns of slower consumer growth, supply-chain bottlenecks, and softness in Europe. However, the company has remained profitable, with industry-leading margins. MillerKnoll’s underperformance has largely been the result of a serious inflationary hit to margins. Management is, however, doing a good job normalizing their supply chain in our view. Despite ongoing China/port bottlenecks, the company’s order times moved back to historical norms on almost the entire product line. The Knoll acquisition has progressed well. The amalgamation of the company’s North American distribution channel gives independent dealers the ability to sell both the Miller and the Knoll product line-up. This should create revenue and cost synergies.

Over the past decade, equity markets have been successful at shrugging off several economic events, up to and including the COVID-19 pandemic. However, in a rather rapid reversal of sentiment, equity markets this year appear to have shifted away from their long-held “what can possibly go wrong?” narrative and now seem more inclined to ask, “what can possibly go right?”. A valuation correction has seemingly begun. Whether the Fed will be able to engineer a soft landing or there’s a full-blown recession remains to be seen. Regardless of the outcome, we have managed through economic cycles before. We believe the portfolio, holding market leaders that meet our high investment hurdles, provides meaningful opportunity for us to protect capital and deliver capital appreciation for shareholders over the long term.

We thank you for your continued investment in the Fund.

Sincerely,

Rui Cardoso, CFA
Portfolio Manager

Glenn Fortin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
June 30, 2022

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. Investment by the Fund in securities of a limited number of issuers exposes it to greater risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  In addition, the Fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2022

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Value Index (“Index”) measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book ratios and lower expected growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Health Care	16.9%
Consumer Discretionary	14.9%
Consumer Staples	14.6%
Industrials	13.2%
Financials	12.6%
Information Technology	12.3%
Communication Services	11.9%
Money Market Funds	2.2%
Materials	0.7%
Other Assets and Liabilities	0.7%
100.0%

		Since Inception
Average Annual Total Return	One Year	(2/13/18)
Institutional Shares	-8.68%	8.22%
Investor Shares[1]	-8.87%	8.05%
Russell 1000® Value Index	-6.82%	6.73%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.55%	0.70%
Net Expense Ratio[2]	0.55%	0.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/beutel-goodman-large-cap-value-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Investor Shares, prior to its inception date of June 30, 2021, is based on the performance of Institutional Shares, and adjusted for the higher expenses applicable to Investor Shares.

[2]
Per the Fund’s prospectus dated October 31, 2021. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report.  Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Schedule of Investments
June 30, 2022

Shares	Security Description	Value $
Common Stocks — 97.1%

Communication Services — 11.9%
781,730	Comcast Corp.	30,675,085
1,154,890	Interpublic Group of Companies, Inc.	31,794,122
849,362	Omnicom Group, Inc.	54,027,917
611,700	Verizon Communications, Inc.	31,043,775
		147,540,899
Consumer Discretionary — 14.9%
6,215	AutoZone, Inc.*	13,356,781
885,040	eBay, Inc.	36,879,617
1,008,750	Gentex Corp.	28,214,738
1,445,979	Harley-Davidson, Inc.	45,779,694
416,230	Polaris, Inc.	41,323,314
892,310	Tempur Sealy International, Inc.	19,068,665
		184,622,809
Consumer Staples — 14.6%
1,233,470	Campbell Soup Co.	59,268,234
850,931	Kellogg Co.	60,705,417
451,800	Kimberly-Clark Corp.	61,060,770
		181,034,421
Financials — 12.6%
270,290	American Express Co.	37,467,600
185,800	Ameriprise Financial, Inc.	44,160,944
53,740	BlackRock, Inc.	32,729,810
774,360	SEI Investments Co.	41,830,927
		156,189,281
Health Care — 16.9%
183,841	AmerisourceBergen Corp.	26,009,825
306,695	Amgen, Inc.	74,618,893
187,440	Biogen, Inc.*	38,226,514
765,795	Merck & Co., Inc.	69,817,530
		208,672,762
Industrials — 13.2%
158,945	Cummins, Inc.	30,760,626
1,285,584	Flowserve Corp.	36,806,269
45,270	Masco Corp.	2,290,662
1,077,580	MillerKnoll, Inc.	28,308,027
72,830	Parker-Hannifin Corp.	17,919,822
574,545	Westinghouse Air Brake Technologies Corp.	47,158,653
		163,244,059
Information Technology — 12.3%
825,757	Amdocs, Ltd.	68,793,815
506,290	NetApp, Inc.	33,030,360
2,276,770	NortonLifeLock, Inc.	49,997,869
		151,822,044
Materials — 0.7%
77,475	PPG Industries, Inc.	8,858,492
Total Common Stocks (Cost $1,197,159,594)		1,201,984,767

Short-Term Investments — 2.2%

Money Market Funds — 2.2%
26,948,987	First American Government
	Obligations Fund — Class Z, 1.25%#	26,948,987
Total Short-Term Investments (Cost $26,948,987)		26,948,987
Total Investments — 99.3% (Cost $1,224,108,581)		1,228,933,754
Other Assets in Excess of Liabilities — 0.7%		8,557,037
NET ASSETS — 100.0%		$1,237,490,791

*	Non-Income Producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2022

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,665,033,372	$327,550,414	$44,777,803	$4,538,618,513
Net unrealized appreciation (depreciation)	651,744,610	274,153,994	31,867,870	845,442,748
Total investments, at value	2,316,777,982	601,704,408	76,645,673	5,384,061,261
Cash	—	29,868	—	—
Receivables:
Investments sold	12,911,288	—	—	—
Fund shares sold	5,353,562	1,253,040	96	14,441,946
Interest and dividends	576,934	176,044	105,038	3,018,553
Foreign tax reclaims	—	—	28,383	—
Prepaid expenses and other assets	85,699	32,990	33,994	265,498
Total Assets	2,335,705,465	603,196,350	76,813,184	5,401,787,258
LIABILITIES
Payables:
Investments purchased	1,907,226	545,612	—	—
Fund shares redeemed	1,983,015	1,043,645	23,121	6,129,103
Distribution to shareholders	—	—	215,531	—
Accrued Liabilities:
Investment advisory fees	1,146,304	222,718	34,550	2,470,986
Service fees	91,167	51,692	7,145	258,007
Administration, accounting and transfer agent fees	100,067	26,065	3,513	224,578
Business management fees	98,606	25,785	3,231	228,605
Trustee fees	6,800	1,516	178	14,875
Distribution fees	3,728	982	240	67,287
Professional fees	54,172	29,146	21,845	96,559
Custody fees	10,314	3,575	689	31,376
Other liabilities	40,610	9,692	3,972	191,087
Total Liabilities	5,442,009	1,960,428	314,015	9,712,463
NET ASSETS	$2,330,263,456	$601,235,922	$76,499,169	$5,392,074,795

COMPONENTS OF NET ASSETS
Paid-in capital	$1,534,616,045	$309,732,089	$40,119,280	$4,622,888,087
Total distributable earnings (loss)	795,647,411	291,503,833	36,379,889	769,186,708
NET ASSETS	$2,330,263,456	$601,235,922	$76,499,169	$5,392,074,795
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,611,983,057	$196,675,389	$19,964,141	$3,378,589,950
Shares outstanding (unlimited shares authorized)	67,662,782	7,200,521	1,471,569	95,376,763
Net asset value per share	$23.82	$27.31	$13.57	$35.42
Investor Shares:
Net assets	$704,340,607	$400,089,715	$55,288,289	$1,714,513,125
Shares outstanding (unlimited shares authorized)	30,168,472	14,706,525	4,076,565	49,224,291
Net asset value per share	$23.35	$27.20	$13.56	$34.83
Advisor Shares:
Net assets	$13,939,792	$4,470,818	$1,246,739	$298,971,720
Shares outstanding (unlimited shares authorized)	648,915	164,909	92,007	8,815,790
Net asset value per share	$21.48	$27.11	$13.55	$33.91

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2022

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	SUSTAINABLE
	GROWTH	GROWTH	FUNDAMENTAL	SMALL-CAP
	FUND	FUND	VALUE FUND	CORE FUND
ASSETS
Investments:
Total investments, at cost	$120,551,863	$1,819,207,150	$917,558,423	$42,710,606
Net unrealized appreciation (depreciation)	(1,506,166)	61,739,055	215,384,924	(7,398,090)
Total investments, at value	119,045,697	1,880,946,205	1,132,943,347	35,312,516
Receivables:
Investments sold	—	372,545	—	532,957
Fund shares sold	1,276,836	3,688,283	918,516	8,040
Interest and dividends	12,512	867,591	2,061,492	22,189
Foreign tax reclaims	1,540	—	—	—
Prepaid expenses and other assets	29,343	89,167	46,205	23,647
Total Assets	120,365,928	1,885,963,791	1,135,969,560	35,899,349
LIABILITIES
Payables:
Investments purchased	1,388,228	452,345	2,955,546	1,551,671
Fund shares redeemed	1,217,347	1,794,534	1,738,471	578,934
Accrued Liabilities:
Investment advisory fees, net	65,921	1,342,001	820,733	14,611
Service fees	2,917	90,009	72,699	81
Administration, accounting and transfer agent fees	5,532	77,297	47,600	1,710
Business management fees	5,071	78,941	48,278	1,321
Trustee fees	359	5,271	3,040	108
Distribution fees	—	1,953	859	—
Professional fees	22,018	46,886	36,129	14,408
Custody fees	1,859	11,009	7,114	2,228
Other liabilities	5,565	84,174	14,999	7,001
Total Liabilities	2,714,817	3,984,420	5,745,468	2,172,073
NET ASSETS	$117,651,111	$1,881,979,371	$1,130,224,092	$33,727,276

COMPONENTS OF NET ASSETS
Paid-in capital	$124,124,815	$1,688,505,115	$908,091,997	$42,242,164
Total distributable earnings (loss)	(6,473,704)	193,474,256	222,132,095	(8,514,888)
NET ASSETS	$117,651,111	$1,881,979,371	$1,130,224,092	$33,727,276
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$94,753,650	$1,165,292,172	$562,381,596	$32,915,084
Shares outstanding (unlimited shares authorized)	7,712,771	27,756,014	21,555,832	4,250,533
Net asset value per share	$12.29	$41.98	$26.09	$7.74
Investor Shares:
Net assets	$22,897,461	$707,378,322	$564,688,504	$812,192
Shares outstanding (unlimited shares authorized)	1,876,859	33,833,093	21,684,655	105,015
Net asset value per share	$12.20	$20.91	$26.04	$7.73
Advisor Shares:
Net assets	$—	$9,308,877	$3,153,992	$—
Shares outstanding (unlimited shares authorized)	—	469,387	121,941	—
Net asset value per share	$—	$19.83	$25.86	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2022

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GLOBAL	SUSTAINABLE	INTERMEDIATE	TOTAL
	LEADERS	INTERNATIONAL	INCOME	RETURN
	FUND	LEADERS FUND	FUND	FUND
ASSETS
Investments:
Investments – unaffiliated, at cost	$986,593,061	$7,816,977	$135,583,976	$446,786,737
Investments – affiliated, at cost (Note 3)	—	—	18,450,329	—
Total investments, at cost	986,593,061	7,816,977	154,034,305	446,786,737
Net unrealized appreciation (depreciation) – unaffiliated	130,638,257	(846,907)	(7,896,950)	(16,537,009)
Net unrealized appreciation (depreciation) – affiliated (Note 3)	—	—	(1,211,817)	—
Total net unrealized appreciation (depreciation)	130,638,257	(846,907)	(9,108,767)	(16,537,009)
Investments – unaffiliated, at value	1,117,231,318	6,970,070	127,687,026	430,249,728
Investments – affiliated, at value (Note 3)	—	—	17,238,512	—
Total investments, at value	1,117,231,318	6,970,070	144,925,538	430,249,728
Cash – segregated for open TBA transactions	—	—	—	451,000
Cash deposit at broker – futures contracts (Note 6)	—	—	160,370	4,093,654
Gross unrealized appreciation – futures contracts (Note 6)	—	—	—	668,069
Receivables:
Investments sold	9,241,633	11,631	491,642	2,372,827
Fund shares sold	2,371,794	—	1,795,045	1,765,683
Due from adviser, net	—	8,920	—	—
Interest and dividends	821,004	8,627	566,982	1,792,498
Foreign tax reclaims	989,554	2,685	—	—
Prepaid expenses and other assets	47,761	38,814	32,181	25,714
Total Assets	1,130,703,064	7,040,747	147,971,758	441,419,173
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	—	—	—	1,847,486
Payables:
Investments purchased	2,927,499	721,818	4,410,176	35,357,451
Fund shares redeemed	2,207,345	—	199,655	4,456,254
Distribution to shareholders	—	—	150,658	471,511
Accrued Liabilities:
Investment advisory fees, net	631,366	—	30,755	98,384
Service fees	9,723	19	5,832	330
Administration, accounting and transfer agent fees	50,788	473	9,740	23,688
Business management fees	48,567	228	5,832	16,397
Trustee fees	3,136	51	370	1,072
Distribution fees	—	—	671	—
Professional fees	36,818	14,065	23,324	27,250
Custodian fees	28,929	4,383	1,583	3,344
Other liabilities	21,003	4,179	4,411	5,784
Total Liabilities	5,965,174	745,216	4,843,007	42,308,951
NET ASSETS	$1,124,737,890	$6,295,531	$143,128,751	$399,110,222

COMPONENTS OF NET ASSETS
Paid-in capital	$1,022,775,588	$7,171,176	$154,664,493	$443,966,838
Total distributable earnings (loss)	101,962,302	(875,645)	(11,535,742)	(44,856,616)
NET ASSETS	$1,124,737,890	$6,295,531	$143,128,751	$399,110,222
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,048,587,447	$6,220,968	$—	$389,709,411
Shares outstanding (unlimited shares authorized)	57,485,063	738,279	—	42,648,924
Net asset value per share	$18.24	$8.43	$—	$9.14
Investor Shares:
Net assets	$76,150,443	$74,563	$139,855,938	$9,400,811
Shares outstanding (unlimited shares authorized)	4,189,028	8,855	13,997,895	1,029,279
Net asset value per share	$18.18	$8.42	$9.99	$9.13
Advisor Shares:
Net assets	$—	$—	$3,272,813	$—
Shares outstanding (unlimited shares authorized)	—	—	335,246	—
Net asset value per share	$—	$—	$9.76	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2022

				BROWN
	BROWN	BROWN	BROWN	ADVISORY
	ADVISORY	ADVISORY	ADVISORY	TAX-EXEMPT
	SUSTAINABLE	MARYLAND	TAX-EXEMPT	SUSTAINABLE
	BOND FUND	BOND FUND	BOND FUND	BOND FUND
ASSETS
Investments:
Total investments, at cost	$344,690,952	$174,395,293	$891,052,558	$343,223,528
Net unrealized appreciation (depreciation)	(18,698,580)	(9,630,360)	(56,681,342)	(19,857,040)
Total investments, at value	325,992,372	164,764,933	834,371,216	323,366,488
Cash – segregated for open TBA transactions	254,000	—	—	—
Cash deposit at broker – futures contracts (Note 6)	2,898,543	—	—	—
Gross unrealized appreciation – futures contracts (Note 6)	654,490	—	—	—
Receivables:
Investments sold	1,821,699	—	5,383,961	—
Fund shares sold	5,932,650	2,891,546	7,741,018	3,281,000
Interest and dividends	1,294,001	2,290,459	6,781,227	3,759,884
Prepaid expenses and other assets	55,200	9,437	63,977	45,949
Total Assets	338,902,955	169,956,375	854,341,399	330,453,321
LIABILITIES
Floating rate note obligations, interest and fees	—	—	25,014,892	4,021,167
Gross unrealized depreciation – futures contracts (Note 6)	1,103,124	—	—	—
Payables:
Investments purchased	22,629,147	—	6,475,264	—
Fund shares redeemed	68,110	50,062	4,832,286	278,050
Distribution to shareholders	369,735	249,302	1,606,307	382,494
Accrued Liabilities:
Investment advisory fees	75,516	41,740	204,123	82,720
Service fees	509	6,957	432	13,787
Administration, accounting and transfer agent fees	17,858	8,885	37,430	14,877
Business management fees	12,586	6,957	34,021	13,787
Trustee fees	803	281	2,075	634
Professional fees	24,566	22,883	32,064	21,452
Custodian fees	2,802	837	5,658	1,433
Other liabilities	14,234	3,946	5,424	16,957
Total Liabilities	24,318,990	391,850	38,249,976	4,847,358
NET ASSETS	$314,583,965	$169,564,525	$816,091,423	$325,605,963

COMPONENTS OF NET ASSETS
Paid-in capital	$346,649,217	$183,267,541	$906,929,143	$346,594,136
Total distributable earnings (loss)	(32,065,252)	(13,703,016)	(90,837,720)	(20,988,173)
NET ASSETS	$314,583,965	$169,564,525	$816,091,423	$325,605,963
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$301,916,896	$—	$805,607,584	$—
Shares outstanding (unlimited shares authorized)	33,029,569	—	86,710,832	—
Net asset value per share	$9.14	$—	$9.29	$—
Investor Shares:
Net assets	$12,667,069	$169,564,525	$10,483,839	$325,605,963
Shares outstanding (unlimited shares authorized)	1,385,300	17,302,001	1,128,055	35,804,654
Net asset value per share	$9.14	$9.80	$9.29	$9.09
Advisor Shares:
Net assets	$—	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—	—	—
Net asset value per share	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2022

		BROWN
		ADVISORY –		BROWN
	BROWN	WMC	BROWN	ADVISORY –
	ADVISORY	STRATEGIC	ADVISORY	BEUTEL
	MORTGAGE	EUROPEAN	EMERGING	GOODMAN
	SECURITIES	EQUITY	MARKETS	LARGE-CAP
	FUND	FUND	SELECT FUND	VALUE FUND
ASSETS
Investments:
Total investments, at cost	$361,930,463	$235,619,898	$505,319,098	$1,224,108,581
Net unrealized appreciation (depreciation)	(8,320,011)	17,994,519	1,459,862	4,825,173
Total investments, at value	353,610,452	253,614,417	506,778,960	1,228,933,754
Cash	—	—	527,748	—
Cash – segregated for open TBA transactions	1,330,000	—	—	—
Foreign currency (Cost of $—, $84,208, $1,480,892, and $—, respectively.)	—	84,521	1,472,147	—
Cash deposit at broker – futures contracts (Note 6)	870,061	—	—	—
Gross unrealized appreciation – futures contracts (Note 6)	328,382	—	—	—
Receivables:
Investments sold	39,067	626,946	1,653,516	6,959,325
Fund shares sold	37,173	135,569	1,025,728	3,207,319
Interest and dividends	1,460,976	353,538	2,650,973	2,629,343
Foreign tax reclaims	—	3,737,897	25,923	—
Prepaid expenses and other assets	35,073	32,368	40,224	59,890
Total Assets	357,711,184	258,585,256	514,175,219	1,241,789,631
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	118,072	—	—	—
Payables:
Investments purchased	44,245,628	1,811,538	2,166,269	2,279,340
Fund shares redeemed	85,697	2,758,174	2,828,708	1,369,645
Distribution to shareholders	507,496	—	—	—
Accrued Liabilities:
Investment advisory fees	78,305	201,109	396,312	465,158
Service fees	100	2,801	546	21
Administration, accounting and transfer agent fees	26,269	13,843	24,268	51,770
Business management fees	13,051	11,173	22,017	51,684
Trustee fees	804	679	1,398	3,456
Distribution fees	—	502	6	—
Professional fees	26,026	25,287	28,720	37,382
Custodian fees	4,332	19,650	81,766	8,118
Other liabilities	6,672	6,539	13,954	32,266
Total Liabilities	45,112,452	4,851,295	5,563,964	4,298,840
NET ASSETS	$312,598,732	$253,733,961	$508,611,255	$1,237,490,791

COMPONENTS OF NET ASSETS
Paid-in capital	$337,341,243	$251,039,968	$551,209,758	$1,222,464,553
Total distributable earnings (loss)	(24,742,511)	2,693,993	(42,598,503)	15,026,238
NET ASSETS	$312,598,732	$253,733,961	$508,611,255	$1,237,490,791
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$310,387,983	$232,339,666	$504,216,076	$1,237,283,230
Shares outstanding (unlimited shares authorized)	32,355,757	22,479,599	49,750,704	102,772,581
Net asset value per share	$9.59	$10.34	$10.13	$12.04
Investor Shares:
Net assets	$2,210,749	$19,007,352	$4,367,860	$207,561
Shares outstanding (unlimited shares authorized)	230,051	1,845,747	431,309	17,262
Net asset value per share	$9.61	$10.30	$10.13	$12.02
Advisor Shares:
Net assets	$—	$2,386,943	$27,319	$—
Shares outstanding (unlimited shares authorized)	—	234,774	2,689	—
Net asset value per share	$—	$10.17	$10.16	$—
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2022

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$13,196,301	$5,865,351	$1,996,062	$33,835,803
Less: foreign taxes withheld	(216,326)	(142,228)	(11,345)	—
Interest Income	120,785	44,726	3,066	165,370
Total investment income	13,100,760	5,767,849	1,987,783	34,001,173
EXPENSES
Investment advisory fees	18,486,503	3,030,313	536,524	34,035,634
Business management fees	1,629,166	353,789	44,710	3,203,045
Service fees – Investor Shares (Note 3)	1,572,081	727,170	96,452	3,126,868
Administration, accounting and transfer agent fees	761,711	168,408	23,139	1,494,474
Registration fees	131,431	55,582	42,558	333,065
Professional fees	126,759	43,733	23,689	225,529
Miscellaneous expenses	124,857	36,505	23,761	334,493
Trustee fees	123,434	25,845	3,287	234,347
Custody fees	96,245	22,382	3,265	199,888
Distribution fees – Advisor Shares (Note 3)	88,956	14,340	2,938	1,110,583
Service fees – Advisor Shares (Note 3)	53,373	8,604	1,763	666,350
Insurance fees	42,924	8,577	1,078	68,441
Total Expenses	23,237,440	4,495,248	803,164	45,032,717
Expenses waived by adviser – expense cap (Note 3)	—	—	(22,413)	—
Net Expenses	23,237,440	4,495,248	780,751	45,032,717
NET INVESTMENT INCOME (LOSS)	(10,136,680)	1,272,601	1,207,032	(11,031,544)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	320,512,928	25,839,531	5,457,390	(16,664,224)
Net change in unrealized appreciation (depreciation) on investments	(1,249,655,850)	(153,627,836)	(11,189,300)	(1,339,789,979)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(929,142,922)	(127,788,305)	(5,731,910)	(1,356,454,203)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(939,279,602)	$(126,515,704)	$(4,524,878)	$(1,367,485,747)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2022

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	SUSTAINABLE
	GROWTH	GROWTH	FUNDAMENTAL	SMALL-CAP
	FUND	FUND	VALUE FUND	CORE FUND*
INVESTMENT INCOME
Dividend income	$457,065	$7,817,113	$15,687,970	$142,909
Less: foreign taxes withheld	(11,957)	(51,354)	—	—
Interest Income	6,052	254,523	70,430	2,447
Total investment income	451,160	8,020,282	15,758,400	145,356
EXPENSES
Investment advisory fees	1,109,834	18,875,630	10,801,132	174,352
Business management fees	85,372	1,110,331	635,361	10,256
Service fees – Investor Shares (Note 3)	45,145	1,195,184	971,225	499
Administration, accounting and transfer agent fees	42,183	512,272	296,827	7,257
Registration fees	36,209	106,604	62,487	27,850
Professional fees	25,697	92,855	60,831	14,600
Miscellaneous expenses	24,474	274,560	59,917	27,349
Custody fees	10,332	72,290	43,532	17,652
Trustee fees	6,523	83,701	46,581	665
Insurance fees	2,333	31,747	15,076	6
Distribution fees – Advisor Shares (Note 3)	—	30,904	17,609	—
Service fees – Advisor Shares (Note 3)	—	18,542	10,565	—
Total Expenses	1,388,102	22,404,620	13,021,143	280,486
Expenses waived by adviser – expense cap (Note 3)	—	—	—	(89,225)
Net Expenses	1,388,102	22,404,620	13,021,143	191,261
NET INVESTMENT INCOME (LOSS)	(936,942)	(14,384,338)	2,737,257	(45,905)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	2,710,782	286,916,765	63,768,049	(1,070,893)
Net change in unrealized appreciation (depreciation) on investments	(60,667,176)	(850,780,591)	(217,250,624)	(7,398,090)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(57,956,394)	(563,863,826)	(153,482,575)	(8,468,983)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(58,893,336)	$(578,248,164)	$(150,745,318)	$(8,514,888)

*	Inception date of Fund was September 30, 2021. Results of operations are for the period from October 1, 2021 to June 30, 2022.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2022

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GLOBAL	SUSTAINABLE	INTERMEDIATE	TOTAL
	LEADERS	INTERNATIONAL	INCOME	RETURN
	FUND	LEADERS FUND*	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$17,237,285	$56,162	$—	$—
Dividend income – affiliated (Note 3)	—	—	273,456	—
Less: foreign taxes withheld	(1,221,759)	(6,956)	—	—
Interest Income	12,942	216	2,340,742	9,027,744
Total investment income	16,028,468	49,422	2,614,198	9,027,744
EXPENSES
Investment advisory fees	8,644,228	13,196	480,515	1,315,478
Business management fees	664,941	880	80,086	219,246
Administration, accounting and transfer agent fees	317,903	1,046	59,849	143,795
Custodian fees	159,134	8,142	9,865	19,820
Service fees – Investor Shares (Note 3)	139,865	29	78,325	2,245
Professional fees	63,076	14,065	26,630	36,282
Registration fees	56,093	12,865	33,655	48,882
Miscellaneous expenses	55,990	24,629	23,729	27,115
Trustee fees	48,517	71	5,995	16,306
Insurance fees	15,096	13	2,049	5,377
Interest expense on line of credit	500	—	—	—
Service fees – Advisor Shares (Note 3)	—	—	1,761	—
Distribution fees – Advisor Shares (Note 3)	—	—	8,803	—
Total Expenses	10,165,343	74,936	811,262	1,834,546
Expenses waived by adviser – expense cap (Note 3)	—	(59,952)	—	—
Expenses waived by adviser – investments in affiliates (Note 3)	—	—	(57,830)	—
Net Expenses	10,165,343	14,984	753,432	1,834,546
NET INVESTMENT INCOME (LOSS)	5,863,125	34,438	1,860,766	7,193,198
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	(16,326,226)	(62,944)	(2,195,801)	(14,160,086)
Investments – affiliated (Note 3)	—	—	(52,573)	—
Less: foreign capital gains taxes paid	(151,187)	—	—	—
Futures contracts (Note 6)	—	—	—	(6,135,410)
Net realized gain (loss)	(16,477,413)	(62,944)	(2,248,374)	(20,295,496)
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	(254,311,964)	(847,139)	(10,108,855)	(28,043,783)
Investments – affiliated (Note 3)	—	—	(1,754,216)	—
Futures contracts (Note 6)	—	—	—	(3,010,343)
Net change in unrealized appreciation (depreciation)	(254,311,964)	(847,139)	(11,863,071)	(31,054,126)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(270,789,377)	(910,083)	(14,111,445)	(51,349,622)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(264,926,252)	$(875,645)	$(12,250,679)	$(44,156,424)

*	Inception date of Fund was February 28, 2022. Results of operations are for the period from March 1, 2022 to June 30, 2022.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2022

				BROWN
	BROWN	BROWN	BROWN	ADVISORY
	ADVISORY	ADVISORY	ADVISORY	TAX-EXEMPT
	SUSTAINABLE	MARYLAND	TAX-EXEMPT	SUSTAINABLE
	BOND FUND	BOND FUND	BOND FUND	BOND FUND
INVESTMENT INCOME
Interest Income	$5,161,956	$4,108,392	$24,401,638	$4,542,725
Total investment income	5,161,956	4,108,392	24,401,638	4,542,725
EXPENSES
Investment advisory fees	830,744	544,599	3,409,119	687,162
Business management fees	138,457	90,766	568,187	114,527
Administration, accounting and transfer agent fees	96,883	59,560	307,068	70,924
Registration fees	56,157	8,402	55,385	41,879
Professional fees	29,516	26,645	56,374	25,384
Miscellaneous expenses	24,908	22,860	40,132	21,614
Custodian fees	15,642	5,446	36,184	7,218
Trustee fees	9,830	6,585	43,281	7,735
Service fees – Investor Shares (Note 3)	3,573	90,766	6,196	114,527
Insurance fees	2,594	2,258	14,488	2,169
Interest expense and fees on floating rate note obligations	—	—	181,341	26,481
Interest expense on line of credit	—	—	1,593	—
Total expenses	1,208,304	857,887	4,719,348	1,119,620
NET INVESTMENT INCOME (LOSS)	3,953,652	3,250,505	19,682,290	3,423,105
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(7,477,433)	210,870	(9,540,526)	(865,645)
Futures contracts (Note 6)	(1,677,107)	—	—	—
Net realized gain (loss)	(9,154,540)	210,870	(9,540,526)	(865,645)
Net change in unrealized appreciation (depreciation) on:
Investments	(23,982,370)	(18,477,603)	(112,871,511)	(23,410,467)
Futures contracts (Note 6)	(1,182,147)	—	—	—
Net change in unrealized appreciation (depreciation)	(25,164,517)	(18,477,603)	(112,871,511)	(23,410,467)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(34,319,057)	(18,266,733)	(122,412,037)	(24,276,112)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(30,365,405)	$(15,016,228)	$(102,729,747)	$(20,853,007)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2022

		BROWN
		ADVISORY –		BROWN
	BROWN	WMC	BROWN	ADVISORY –
	ADVISORY	STRATEGIC	ADVISORY	BEUTEL
	MORTGAGE	EUROPEAN	EMERGING	GOODMAN
	SECURITIES	EQUITY	MARKETS	LARGE-CAP
	FUND	FUND	SELECT FUND	VALUE FUND
INVESTMENT INCOME
Dividend income	$—	$10,335,243	$15,113,072	$27,282,502
Less: foreign taxes withheld	—	(781,306)	(1,825,400)	(154)
Interest Income	4,513,925	9,436	19,352	113,118
Total investment income	4,513,925	9,563,373	13,307,024	27,395,466
EXPENSES
Investment advisory fees	981,317	3,814,032	5,087,303	5,464,300
Business management fees	163,553	211,891	282,628	607,144
Administration, accounting and transfer agent fees	154,534	108,296	146,108	288,667
Registration fees	38,394	48,123	67,517	97,817
Professional fees	32,405	34,744	39,514	60,899
Miscellaneous expenses	27,110	43,469	77,544	48,418
Custodian fees	22,573	113,137	492,563	44,124
Trustee fees	11,812	16,198	20,587	43,475
Service fees – Investor Shares (Note 3)	4,205	43,806	7,873	158
Insurance fees	3,792	5,602	6,509	13,814
Distribution fees – Advisor Shares (Note 3)	—	7,806	74	—
Service fees – Advisor Shares (Note 3)	—	4,684	44	—
Interest expense on line of credit	—	45	—	—
Total Expenses	1,439,695	4,451,833	6,228,264	6,668,816
NET INVESTMENT INCOME (LOSS)	3,074,230	5,111,540	7,078,760	20,726,650
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(13,889,699)	19,984,117	(23,940,055)	53,479,529
Less: foreign capital gains taxes paid	—	—	(1,834,821)	—
Futures contracts (Note 6)	1,821,321	—	—	—
Securities sold short	40,142	—	—	—
Net realized gain (loss)	(12,028,236)	19,984,117	(25,774,876)	53,479,529
Net change in unrealized appreciation (depreciation) on:
Investments	(19,181,247)	(73,227,666)	(103,939,313)	(188,731,926)
Futures contracts (Note 6)	139,686	—	—	—
Net change in unrealized appreciation (depreciation)	(19,041,561)	(73,227,666)	(103,939,313)	(188,731,926)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(31,069,797)	(53,243,549)	(129,714,189)	(135,252,397)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(27,995,567)	$(48,132,009)	$(122,635,429)	$(114,525,747)

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2022	2021	2022	2021
OPERATIONS
Net investment income (loss)	$(10,136,680)	$(7,725,043)	$1,272,601	$835,557
Net realized gain (loss)	320,512,928	461,819,891	25,839,531	34,441,388
Net change in unrealized appreciation (depreciation)	(1,249,655,850)	495,474,320	(153,627,836)	183,930,591
Increase (Decrease) in Net Assets from Operations	(939,279,602)	949,569,168	(126,515,704)	219,207,536
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(275,948,219)	(96,150,732)	(8,262,600)	(5,183,375)
Investor Shares	(138,356,314)	(53,804,293)	(18,655,194)	(13,042,478)
Advisor Shares	(5,590,446)	(1,430,507)	(219,055)	(144,982)
Total Distributions from earnings	(419,894,979)	(151,385,532)	(27,136,849)	(18,370,835)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	381,560,551	458,256,416	70,583,169	30,225,050
Investor Shares	80,619,358	110,682,834	40,988,352	33,280,987
Advisor Shares	26,896,936	25,287,065	620,867	598,360
Reinvestment of distributions:
Institutional Shares	253,768,575	86,813,486	5,836,134	3,670,013
Investor Shares	118,404,207	46,667,508	12,052,985	8,053,785
Advisor Shares	4,917,946	1,176,723	183,082	129,212
Redemption of shares:
Institutional Shares	(435,493,543)	(594,751,190)	(31,443,322)	(22,716,693)
Investor Shares	(236,840,067)	(237,529,004)	(50,904,012)	(46,836,653)
Advisor Shares	(34,397,837)	(11,711,930)	(1,078,121)	(864,904)
Redemption fees:
Institutional Shares	11,465	8,175	444	59
Investor Shares	5,389	4,412	972	150
Advisor Shares	189	89	12	2
Increase (Decrease) from Capital Share Transactions	159,453,169	(115,095,416)	46,840,562	5,539,368
Increase (Decrease) in Net Assets	(1,199,721,412)	683,088,220	(106,811,991)	206,376,069
NET ASSETS
Beginning of period	3,529,984,868	2,846,896,648	708,047,913	501,671,844
End of period	$2,330,263,456	$3,529,984,868	$601,235,922	$708,047,913
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	12,166,771	13,793,461	2,178,083	1,021,861
Investor Shares	2,669,038	3,402,697	1,250,402	1,088,801
Advisor Shares	879,009	830,317	18,139	20,114
Reinvestment of distributions:
Institutional Shares	7,470,373	2,679,429	170,965	128,920
Investor Shares	3,553,548	1,462,931	354,732	283,689
Advisor Shares	160,194	39,540	5,407	4,558
Redemption of shares:
Institutional Shares	(14,049,474)	(18,067,236)	(1,040,187)	(784,283)
Investor Shares	(7,987,226)	(7,276,803)	(1,543,659)	(1,649,133)
Advisor Shares	(1,383,504)	(386,697)	(33,585)	(30,951)
Increase (Decrease) in shares outstanding	3,478,729	(3,522,361)	1,360,297	83,576

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2022	2021	2022	2021
OPERATIONS
Net investment income (loss)	$1,207,032	$1,225,770	$(11,031,544)	$(7,165,827)
Net realized gain (loss)	5,457,390	9,558,819	(16,664,224)	133,852,813
Net change in unrealized appreciation (depreciation)	(11,189,300)	12,065,441	(1,339,789,979)	1,304,746,396
Increase (Decrease) in Net Assets from Operations	(4,524,878)	22,850,030	(1,367,485,747)	1,431,433,382
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(2,468,228)	(1,503,436)	(78,187,846)	—
Investor Shares	(6,587,623)	(3,884,410)	(43,902,480)	—
Advisor Shares	(115,648)	(62,187)	(9,653,371)	—
Total Distributions from earnings	(9,171,499)	(5,450,033)	(131,743,697)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	478,781	614,324	2,005,175,548	1,563,805,836
Investor Shares	2,046,470	857,793	1,030,622,970	836,613,190
Advisor Shares	321,496	128,454	123,776,024	113,771,986
Reinvestment of distributions:
Institutional Shares	2,152,132	1,260,662	56,556,940	—
Investor Shares	3,880,879	2,113,481	41,803,230	—
Advisor Shares	106,378	57,774	8,653,932	—
Redemption of shares:
Institutional Shares	(3,116,960)	(4,644,705)	(1,135,113,014)	(616,247,511)
Investor Shares	(4,323,081)	(7,001,432)	(718,411,760)	(590,892,163)
Advisor Shares	(177,341)	(100,081)	(180,098,827)	(75,880,872)
Redemption fees:
Institutional Shares	3	137	71,351	35,520
Investor Shares	9	364	38,236	22,547
Advisor Shares	—	6	8,071	5,437
Increase (Decrease) from Capital Share Transactions	1,368,766	(6,713,223)	1,233,082,701	1,231,233,970
Increase (Decrease) in Net Assets	(12,327,611)	10,686,774	(266,146,743)	2,662,667,352
NET ASSETS
Beginning of period	88,826,780	78,140,006	5,658,221,538	2,995,554,186
End of period	$76,499,169	$88,826,780	$5,392,074,795	$5,658,221,538
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	31,118	41,333	44,847,524	41,474,197
Investor Shares	130,733	58,637	23,190,272	22,746,741
Advisor Shares	22,390	8,629	2,850,773	3,150,995
Reinvestment of distributions:
Institutional Shares	136,846	89,237	1,164,442	—
Investor Shares	245,871	151,075	874,545	—
Advisor Shares	6,775	4,102	185,707	—
Redemption of shares:
Institutional Shares	(201,386)	(324,173)	(26,141,586)	(16,100,160)
Investor Shares	(281,899)	(488,066)	(16,972,925)	(15,762,445)
Advisor Shares	(11,181)	(7,074)	(4,579,686)	(2,043,919)
Increase (Decrease) in shares outstanding	79,267	(466,300)	25,419,066	33,465,409

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MID-CAP GROWTH FUND		SMALL-CAP GROWTH FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2022	2021	2022	2021
OPERATIONS
Net investment income (loss)	$(936,942)	$(779,117)	$(14,384,338)	$(14,435,989)
Net realized gain (loss)	2,710,782	18,516,408	286,916,765	237,055,955
Net change in unrealized appreciation (depreciation)	(60,667,176)	39,063,177	(850,780,591)	514,202,972
Increase (Decrease) in Net Assets from Operations	(58,893,336)	56,800,468	(578,248,164)	736,822,938
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(13,572,347)	—	(172,748,427)	(11,896,784)
Investor Shares	(2,932,131)	—	(97,870,446)	(5,863,246)
Advisor Shares	—	—	(1,547,788)	(116,750)
Total Distributions from earnings	(16,504,478)	—	(272,166,661)	(17,876,780)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	43,107,130	41,408,797	372,938,090	530,516,528
Investor Shares	3,875,663	3,288,623	252,904,768	220,054,702
Advisor Shares	—	—	1,726,282	2,322,172
Reinvestment of distributions:
Institutional Shares	9,182,645	—	154,065,376	10,885,113
Investor Shares	2,932,130	—	76,826,888	4,488,157
Advisor Shares	—	—	1,239,714	94,232
Redemption of shares:
Institutional Shares	(54,921,938)	(28,292,095)	(585,487,048)	(309,822,737)
Investor Shares	(3,688,971)	(9,487,455)	(133,061,987)	(140,236,741)
Advisor Shares	—	—	(3,897,674)	(4,440,626)
Redemption fees:
Institutional Shares	304	34	2,524	10,187
Investor Shares	73	7	1,510	4,967
Advisor Shares	—	—	20	93
Increase (Decrease) from Capital Share Transactions	487,036	6,917,911	137,258,463	313,876,047
Increase (Decrease) in Net Assets	(74,910,778)	63,718,379	(713,156,362)	1,032,822,205
NET ASSETS
Beginning of period	192,561,889	128,843,510	2,595,135,733	1,562,313,528
End of period	$117,651,111	$192,561,889	$1,881,979,371	$2,595,135,733
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,774,064	2,392,734	7,339,569	9,824,740
Investor Shares	239,082	186,548	9,959,575	7,823,520
Advisor Shares	—	—	67,703	89,978
Reinvestment of distributions:
Institutional Shares	543,030	—	2,953,141	192,793
Investor Shares	174,428	—	2,954,880	159,267
Advisor Shares	—	—	50,191	3,511
Redemption of shares:
Institutional Shares	(3,620,568)	(1,618,248)	(10,441,879)	(5,563,525)
Investor Shares	(225,993)	(558,836)	(5,242,403)	(4,910,617)
Advisor Shares	—	—	(148,477)	(169,814)
Increase (Decrease) in shares outstanding	(115,957)	402,198	7,492,300	7,449,853

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY SUSTAINABLE
	FUNDAMENTAL VALUE FUND		SMALL-CAP CORE FUND*
	Fiscal	Fiscal	Period
	Year Ended	Year Ended	Ended
	June 30,	June 30,	June 30,
	2022	2021	2022*
OPERATIONS
Net investment income (loss)	$2,737,257	$3,523,445	$(45,905)
Net realized gain (loss)	63,768,049	108,654,199	(1,070,893)
Net change in unrealized appreciation (depreciation)	(217,250,624)	312,738,342	(7,398,090)
Increase (Decrease) in Net Assets from Operations	(150,745,318)	424,915,986	(8,514,888)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(4,049,873)	(2,636,684)	—
Investor Shares	(3,302,606)	(2,476,129)	—
Advisor Shares	(25,337)	(8,815)	—
Total Distributions from earnings	(7,377,816)	(5,121,628)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	140,051,213	169,637,501	46,059,576
Investor Shares	66,382,144	103,752,623	1,451,889
Advisor Shares	979,581	3,444,448	—
Reinvestment of distributions:
Institutional Shares	2,331,041	1,304,113	—
Investor Shares	1,810,880	641,899	—
Advisor Shares	23,318	7,959	—
Redemption of shares:
Institutional Shares	(92,456,588)	(106,244,029)	(4,797,874)
Investor Shares	(73,150,092)	(116,625,651)	(471,459)
Advisor Shares	(5,249,287)	(1,895,710)	—
Redemption fees:
Institutional Shares	745	3,937	32
Investor Shares	783	4,854	—
Advisor Shares	9	46	—
Increase (Decrease) from Capital Share Transactions	40,723,747	54,031,990	42,242,164
Increase (Decrease) in Net Assets	(117,399,387)	473,826,348	33,727,276
NET ASSETS
Beginning of period	1,247,623,479	773,797,131	—
End of period	$1,130,224,092	$1,247,623,479	$33,727,276
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,772,862	6,785,199	4,822,727
Investor Shares	2,260,434	4,300,398	154,549
Advisor Shares	33,132	120,477	—
Reinvestment of distributions:
Institutional Shares	76,504	54,887	—
Investor Shares	60,122	27,039	—
Advisor Shares	781	337	—
Redemption of shares:
Institutional Shares	(3,228,452)	(4,405,364)	(572,194)
Investor Shares	(2,541,718)	(4,929,069)	(49,534)
Advisor Shares	(188,010)	(79,338)	—
Increase (Decrease) in shares outstanding	1,245,655	1,874,566	4,355,548

*	Inception date of Fund was September 30, 2021. Results of operations are for the period from October 1, 2021 to June 30, 2022.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY SUSTAINABLE
	GLOBAL LEADERS FUND		INTERNATIONAL LEADERS FUND
	Fiscal	Fiscal	Period
	Year Ended	Year Ended	Ended
	June 30,	June 30,	June 30,
	2022	2021	2022*
OPERATIONS
Net investment income (loss)	$5,863,125	$1,402,184	$34,438
Net realized gain (loss)	(16,477,413)	21,010,351	(62,944)
Net change in unrealized appreciation (depreciation)	(254,311,964)	270,587,214	(847,139)
Increase (Decrease) in Net Assets from Operations	(264,926,252)	292,999,749	(875,645)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(14,988,324)	(1,219,498)	—
Investor Shares	(1,060,271)	(81,118)	—
Total Distributions from earnings	(16,048,595)	(1,300,616)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	339,081,573	327,175,286	7,086,900
Investor Shares	4,247,887	9,721,189	167,720
Reinvestment of distributions:
Institutional Shares	9,094,459	303,142	—
Investor Shares	914,903	70,480	—
Redemption of shares:
Institutional Shares	(186,765,509)	(49,946,130)	—
Investor Shares	(6,590,291)	(6,091,604)	(83,444)
Redemption fees:
Institutional Shares	234	1,470	—
Investor Shares	18	144	—
Increase (Decrease) from Capital Share Transactions	159,983,274	281,233,977	7,171,176
Increase (Decrease) in Net Assets	(120,991,573)	572,933,110	6,295,531
NET ASSETS
Beginning of period	1,245,729,463	672,796,353	—
End of period	$1,124,737,890	$1,245,729,463	$6,295,531
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	15,443,430	16,373,896	738,279
Investor Shares	191,281	477,255	18,580
Reinvestment of distributions:
Institutional Shares	397,518	15,226	—
Investor Shares	40,127	3,545	—
Redemption of shares:
Institutional Shares	(9,234,359)	(2,498,105)	—
Investor Shares	(298,602)	(308,680)	(9,725)
Increase (Decrease) in shares outstanding	6,539,395	14,063,137	747,134
*	Inception date of Fund was February 28, 2022. Results of operations are for the period from March 1, 2022 to June 30, 2022.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	INTERMEDIATE INCOME FUND		TOTAL RETURN FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2022	2021	2022	2021
OPERATIONS
Net investment income (loss)	$1,860,766	$1,742,582	$7,193,198	$5,974,109
Net realized gain (loss)	(2,248,374)	2,063,118	(20,295,496)	3,026,798
Net change in unrealized appreciation (depreciation)	(11,863,071)	(2,225,244)	(31,054,126)	3,699,619
Increase (Decrease) in Net Assets from Operations	(12,250,679)	1,580,456	(44,156,424)	12,700,526
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	—	(15,287,480)	(14,293,838)
Investor Shares	(3,417,677)	(2,024,012)	(161,162)	(189,740)
Advisor Shares	(70,097)	(35,872)	—	—
Total Distributions from earnings	(3,487,774)	(2,059,884)	(15,448,642)	(14,483,578)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	101,837,092	150,248,925
Investor Shares	23,387,636	69,035,600	6,690,539	2,544,231
Advisor Shares	6,265	54,578	—	—
Reinvestment of distributions:
Institutional Shares	—	—	8,005,591	8,155,243
Investor Shares	1,761,869	745,482	131,327	171,436
Advisor Shares	64,688	32,893	—	—
Redemption of shares:
Institutional Shares	—	—	(99,103,034)	(106,757,079)
Investor Shares	(37,678,396)	(49,833,684)	(1,587,574)	(2,461,886)
Advisor Shares	(110,539)	(43,882)	—	—
Redemption fees:
Institutional Shares	—	—	8	741
Investor Shares	—	—	—	9
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	(12,568,477)	19,990,987	15,973,949	51,901,620
Increase (Decrease) in Net Assets	(28,306,930)	19,511,559	(43,631,117)	50,118,568
NET ASSETS
Beginning of period	171,435,681	151,924,122	442,741,339	392,622,771
End of period	$143,128,751	$171,435,681	$399,110,222	$442,741,339
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	—	—	10,120,535	14,146,348
Investor Shares	2,183,133	6,201,443	723,626	238,850
Advisor Shares	599	5,017	—	—
Reinvestment of distributions:
Institutional Shares	—	—	786,014	769,645
Investor Shares	164,134	67,135	12,942	16,183
Advisor Shares	6,202	3,031	—	—
Redemption of shares:
Institutional Shares	—	—	(9,999,344)	(10,107,352)
Investor Shares	(3,539,398)	(4,487,530)	(159,533)	(233,230)
Advisor Shares	(10,639)	(4,048)	—	—
Increase (Decrease) in shares outstanding	(1,195,969)	1,785,048	1,484,240	4,830,444

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	SUSTAINABLE BOND FUND		MARYLAND BOND FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2022	2021	2022	2021
OPERATIONS
Net investment income (loss)	$3,953,652	$2,962,376	$3,250,505	$3,479,051
Net realized gain (loss)	(9,154,540)	2,163,756	210,870	97,687
Net change in unrealized appreciation (depreciation)	(25,164,517)	(1,016,013)	(18,477,603)	4,228,940
Increase (Decrease) in Net Assets from Operations	(30,365,405)	4,110,119	(15,016,228)	7,805,678
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(8,001,304)	(6,647,215)	—	—
Investor Shares	(194,495)	(123,028)	(4,014,863)	(4,243,704)
Total Distributions from earnings	(8,195,799)	(6,770,243)	(4,014,863)	(4,243,704)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	159,424,414	102,466,710	—	—
Investor Shares	11,554,019	3,548,318	56,966,673	24,968,339
Reinvestment of distributions:
Institutional Shares	3,802,817	3,271,157	—	—
Investor Shares	162,462	95,926	952,297	1,006,650
Redemption of shares:
Institutional Shares	(42,360,363)	(38,120,567)	—	—
Investor Shares	(2,924,624)	(714,914)	(55,806,102)	(19,252,616)
Redemption fees:
Institutional Shares	1,302	1,554	—	—
Investor Shares	25	29	110	—
Increase (Decrease) from Capital Share Transactions	129,660,052	70,548,213	2,112,978	6,722,373
Increase (Decrease) in Net Assets	91,098,848	67,888,089	(16,918,113)	10,284,347
NET ASSETS
Beginning of period	223,485,117	155,597,028	186,482,638	176,198,291
End of period	$314,583,965	$223,485,117	$169,564,525	$186,482,638
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	15,961,037	9,729,795	—	—
Investor Shares	1,186,336	338,049	5,651,669	2,312,457
Reinvestment of distributions:
Institutional Shares	375,350	310,735	—	—
Investor Shares	16,498	9,127	90,983	93,166
Redemption of shares:
Institutional Shares	(4,269,472)	(3,634,984)	—	—
Investor Shares	(298,090)	(68,198)	(5,577,877)	(1,781,703)
Increase (Decrease) in shares outstanding	12,971,659	6,684,524	164,775	623,920

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY
	BROWN ADVISORY		TAX-EXEMPT SUSTAINABLE
	TAX-EXEMPT BOND FUND		BOND FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2022	2021	2022	2021
OPERATIONS
Net investment income (loss)	$19,682,290	$22,440,185	$3,423,105	$2,442,116
Net realized gain (loss)	(9,540,526)	20,808,707	(865,645)	2,004,560
Net change in unrealized appreciation (depreciation)	(112,871,511)	32,884,664	(23,410,467)	3,896,490
Increase (Decrease) in Net Assets from Operations	(102,729,747)	76,133,556	(20,853,007)	8,343,166
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(34,628,408)	(29,711,781)	—	—
Investor Shares	(374,891)	(260,612)	(5,478,484)	(2,559,299)
Total Distributions from earnings	(35,003,299)	(29,972,393)	(5,478,484)	(2,559,299)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	637,663,948	370,614,846	—	—
Investor Shares	4,335,508	4,295,133	396,995,743	109,926,761
Reinvestment of distributions:
Institutional Shares	9,825,503	7,240,171	—	—
Investor Shares	294,490	179,967	1,763,101	451,744
Redemption of shares:
Institutional Shares	(896,185,976)	(305,615,768)	—	—
Investor Shares	(4,099,830)	(3,328,557)	(225,943,989)	(94,071,642)
Redemption fees:
Institutional Shares	17,483	6	—	—
Investor Shares	228	—	—	85
Increase (Decrease) from Capital Share Transactions	(248,148,646)	73,385,798	172,814,855	16,306,948
Increase (Decrease) in Net Assets	(385,881,692)	119,546,961	146,483,364	22,090,815
NET ASSETS
Beginning of period	1,201,973,115	1,082,426,154	179,122,599	157,031,784
End of period	$816,091,423	$1,201,973,115	$325,605,963	$179,122,599
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	65,221,608	35,903,729	—	—
Investor Shares	426,907	415,733	42,084,402	10,983,189
Reinvestment of distributions:
Institutional Shares	965,050	701,699	—	—
Investor Shares	29,233	17,415	178,766	44,955
Redemption of shares:
Institutional Shares	(92,881,842)	(29,550,681)	—	—
Investor Shares	(426,915)	(324,070)	(24,043,028)	(9,344,231)
Increase (Decrease) in shares outstanding	(26,665,959)	7,163,825	18,220,140	1,683,913

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2022	2021	2022	2021
OPERATIONS
Net investment income (loss)	$3,074,230	$(787,682)	$5,111,540	$4,109,443
Net realized gain (loss)	(12,028,236)	3,649,989	19,984,117	45,125,577
Net change in unrealized appreciation (depreciation)	(19,041,561)	1,338,932	(73,227,666)	52,604,293
Increase (Decrease) in Net Assets from Operations	(27,995,567)	4,201,239	(48,132,009)	101,839,313
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(4,677,567)	(1,503,072)	(39,782,444)	(20,009,676)
Investor Shares	(74,133)	(118,094)	(2,675,078)	(1,879,956)
Advisor Shares	—	—	(291,103)	(220,820)
Total Distributions from earnings	(4,751,700)	(1,621,166)	(42,748,625)	(22,110,452)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	118,379,326	110,872,804	73,379,075	114,798,417
Investor Shares	3,065,938	24,528,218	3,769,255	24,558,529
Advisor Shares	—	—	85,946	455,367
Reinvestment of distributions:
Institutional Shares	1,066,255	294,936	25,171,967	12,839,068
Investor Shares	69,579	117,644	2,448,466	1,770,675
Advisor Shares	—	—	261,014	209,582
Redemption of shares:
Institutional Shares	(65,225,740)	(63,258,102)	(198,998,347)	(68,574,420)
Investor Shares	(32,413,085)	(2,689,608)	(21,380,373)	(16,467,048)
Advisor Shares	—	—	(1,020,116)	(1,542,550)
Redemption fees:
Institutional Shares	1,196	93	155	8
Investor Shares	53	10	11	1
Advisor Shares	—	—	1	—
Increase (Decrease) from Capital Share Transactions	24,943,522	69,865,995	(116,282,946)	68,047,629
Increase (Decrease) in Net Assets	(7,803,745)	72,446,068	(207,163,580)	147,776,490
NET ASSETS
Beginning of period	320,402,477	247,956,409	460,897,541	313,121,051
End of period	$312,598,732	$320,402,477	$253,733,961	$460,897,541
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	11,590,189	10,524,847	5,914,962	9,389,076
Investor Shares	290,909	2,327,339	314,904	2,044,309
Advisor Shares	—	—	7,401	38,762
Reinvestment of distributions:
Institutional Shares	105,899	28,000	2,137,667	1,097,369
Investor Shares	6,750	11,152	208,879	151,859
Advisor Shares	—	—	22,571	18,193
Redemption of shares:
Institutional Shares	(6,667,160)	(6,005,046)	(17,491,598)	(5,890,250)
Investor Shares	(3,082,802)	(254,888)	(1,728,896)	(1,266,112)
Advisor Shares	—	—	(84,585)	(135,282)
Increase (Decrease) in shares outstanding	2,243,785	6,631,404	(10,698,695)	5,447,924

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY –
	EMERGING MARKETS		BEUTEL GOODMAN
	SELECT FUND		LARGE-CAP VALUE FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2022	2021	2022	2021
OPERATIONS
Net investment income (loss)	$7,078,760	$3,100,058	$20,726,650	$11,690,279
Net realized gain (loss)	(25,774,876)	14,477,360	53,479,529	61,713,222
Net change in unrealized appreciation (depreciation)	(103,939,313)	101,914,885	(188,731,926)	172,843,343
Increase (Decrease) in Net Assets from Operations	(122,635,429)	119,492,303	(114,525,747)	246,246,844
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(3,771,869)	(2,138,888)	(100,197,515)	(22,311,318)
Investor Shares	(28,421)	(21,367)	(11,377)	—
Advisor Shares	(102)	(21)	—	—
Total Distributions from earnings	(3,800,392)	(2,160,276)	(100,208,892)	(22,311,318)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	266,062,494	182,958,474	449,186,248	527,531,771
Investor Shares	720,579	1,523,609	233,378	20,000
Advisor Shares	19,089	10,218	—	—
Reinvestment of distributions:
Institutional Shares	838,107	412,838	68,672,974	5,500,846
Investor Shares	26,928	20,969	11,084	—
Advisor Shares	101	21	—	—
Redemption of shares:
Institutional Shares	(167,258,402)	(36,476,602)	(215,216,159)	(59,629,241)
Investor Shares	(1,192,540)	(1,427,705)	(33,532)	—
Advisor Shares	(10,393)	(49,719)	—	—
Redemption fees:
Institutional Shares	270	123	750	150
Investor Shares	2	2	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	99,206,235	146,972,228	302,854,743	473,423,526
Increase (Decrease) in Net Assets	(27,229,586)	264,304,255	88,120,104	697,359,052
NET ASSETS
Beginning of period	535,840,841	271,536,586	1,149,370,687	452,011,635
End of period	$508,611,255	$535,840,841	$1,237,490,791	$1,149,370,687
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	23,021,825	15,248,156	34,023,120	41,377,447
Investor Shares	62,170	127,777	17,585	1,388
Advisor Shares	1,630	878	—	—
Reinvestment of distributions:
Institutional Shares	70,846	36,341	5,328,934	446,135
Investor Shares	2,276	1,846	860	—
Advisor Shares	9	2	—	—
Redemption of shares:
Institutional Shares	(15,503,874)	(3,305,092)	(16,332,410)	(4,687,212)
Investor Shares	(103,606)	(134,055)	(2,571)	—
Advisor Shares	(876)	(4,854)	—	—
Increase (Decrease) in shares outstanding	7,550,400	11,970,999	23,035,518	37,137,758

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/21	06/30/22	$37.39	(0.09)	(9.01)	(9.10)	—	(4.47)	(4.47)	$23.82	(27.88)%	$1,611,983		(0.26)%	0.66%	0.66%	21%
07/01/20	06/30/21	29.05	(0.06)	10.02	9.96	—	(1.62)	(1.62)	37.39	35.14	2,321,278		(0.19)	0.67	0.67	25
07/01/19	06/30/20	24.80	(0.04)	5.56	5.52	—	(1.27)	(1.27)	29.05	22.88	1,849,565		(0.16)	0.69	0.69	22
07/01/18	06/30/19	23.91	(0.04)	3.38	3.34	—	(2.45)	(2.45)	24.80	16.69	1,523,633		(0.19)	0.70	0.70	22
07/01/17	06/30/18	20.03	(0.06)	5.62	5.56	—	(1.68)	(1.68)	23.91	28.89	289,434		(0.29)	0.71	0.71	25

Investor Shares*
07/01/21	06/30/22	36.79	(0.13)	(8.84)	(8.97)	—	(4.47)	(4.47)	23.35	(28.02)	704,341		(0.41)	0.81	0.81	21
07/01/20	06/30/21	28.64	(0.11)	9.88	9.77	—	(1.62)	(1.62)	36.79	34.98	1,174,666		(0.34)	0.82	0.82	25
07/01/19	06/30/20	24.50	(0.08)	5.49	5.41	—	(1.27)	(1.27)	28.64	22.70	983,640		(0.31)	0.84	0.84	22
07/01/18	06/30/19	23.69	(0.08)	3.34	3.26	—	(2.45)	(2.45)	24.50	16.50	828,388		(0.34)	0.85	0.85	22
07/01/17	06/30/18	19.89	(0.10)	5.58	5.48	—	(1.68)	(1.68)	23.69	28.69	1,775,180		(0.44)	0.86	0.86	25

Advisor Shares*
07/01/21	06/30/22	34.27	(0.20)	(8.12)	(8.32)	—	(4.47)	(4.47)	21.48	(28.20)	13,940		(0.66)	1.06	1.06	21
07/01/20	06/30/21	26.84	(0.18)	9.23	9.05	—	(1.62)	(1.62)	34.27	34.63	34,042		(0.59)	1.07	1.07	25
07/01/19	06/30/20	23.09	(0.14)	5.16	5.02	—	(1.27)	(1.27)	26.84	22.39	13,692		(0.56)	1.09	1.09	22
07/01/18	06/30/19	22.53	(0.13)	3.14	3.01	—	(2.45)	(2.45)	23.09	16.22	6,683		(0.59)	1.10	1.10	22
07/01/17	06/30/18	19.04	(0.14)	5.31	5.17	—	(1.68)	(1.68)	22.53	28.32	6,215		(0.69)	1.11	1.11	25

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/21	06/30/22	34.26	0.09	(5.71)	(5.62)	(0.06)	(1.27)	(1.33)	27.31	(17.18)	196,675		0.29	0.53	0.53	10
07/01/20	06/30/21	24.36	0.07	10.76	10.83	(0.09)	(0.84)	(0.93)	34.26	45.26	201,849		0.25	0.54	0.54	13
07/01/19	06/30/20	22.92	0.11	2.50	2.61	(0.15)	(1.02)	(1.17)	24.36	11.29	134,574		0.47	0.56	0.56	12
07/01/18	06/30/19	21.94	0.17	1.63	1.80	(0.08)	(0.74)	(0.82)	22.92	8.94	135,190		0.78	0.57	0.57	14
07/01/17	06/30/18	18.53	0.10	3.43	3.53	(0.12)	—	(0.12)	21.94	19.07	131,218		0.48	0.72	0.72	15

Investor Shares*
07/01/21	06/30/22	34.16	0.04	(5.70)	(5.66)	(0.03)	(1.27)	(1.30)	27.20	(17.32)	400,090		0.14	0.68	0.68	10
07/01/20	06/30/21	24.31	0.03	10.73	10.76	(0.07)	(0.84)	(0.91)	34.16	45.05	500,233		0.10	0.69	0.69	13
07/01/19	06/30/20	22.88	0.07	2.49	2.56	(0.11)	(1.02)	(1.13)	24.31	11.12	362,695		0.32	0.71	0.71	12
07/01/18	06/30/19	21.90	0.14	1.63	1.77	(0.05)	(0.74)	(0.79)	22.88	8.77	343,917		0.63	0.72	0.72	14
07/01/17	06/30/18	18.50	0.07	3.42	3.49	(0.09)	—	(0.09)	21.90	18.88	316,109		0.33	0.87	0.87	15

Advisor Shares*
07/01/21	06/30/22	34.10	(0.04)	(5.68)	(5.72)	—	(1.27)	(1.27)	27.11	(17.51)	4,471		(0.11)	0.93	0.93	10
07/01/20	06/30/21	24.30	(0.04)	10.72	10.68	(0.04)	(0.84)	(0.88)	34.10	44.69	5,965		(0.15)	0.94	0.94	13
07/01/19	06/30/20	22.90	0.02	2.48	2.50	(0.08)	(1.02)	(1.10)	24.30	10.84	4,403		0.07	0.96	0.96	12
07/01/18	06/30/19	21.91	0.08	1.65	1.73	—	(0.74)	(0.74)	22.90	8.52	4,652		0.38	0.97	0.97	14
07/01/17	06/30/18	18.50	0.02	3.42	3.44	(0.03)	—	(0.03)	21.91	18.61	6,445		0.08	1.12	1.12	15

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/21	06/30/22	$15.98	0.23	(0.96)	(0.73)	(0.23)	(1.45)	(1.68)	$13.57	(5.87)%	$19,964		1.46%	0.76%	0.79%	11%
07/01/20	06/30/21	12.97	0.23	3.75	3.98	(0.23)	(0.74)	(0.97)	15.98	31.84	24,045		1.59	0.77	0.80	20
07/01/19	06/30/20	14.15	0.23	(0.10)	0.13	(0.23)	(1.08)	(1.31)	12.97	0.46	22,026		1.66	0.80	0.80	16
07/01/18	06/30/19	14.41	0.26	1.33	1.59	(0.27)	(1.58)	(1.85)	14.15	13.12	26,449		1.87	0.80	0.80	11
07/01/17	06/30/18	13.80	0.24	1.07	1.31	(0.25)	(0.45)	(0.70)	14.41	9.51	27,975		1.70	0.77	0.77	14

Investor Shares*
07/01/21	06/30/22	15.97	0.21	(0.96)	(0.75)	(0.21)	(1.45)	(1.66)	13.56	(6.02)	55,288		1.31	0.91	0.94	11
07/01/20	06/30/21	12.96	0.21	3.75	3.96	(0.21)	(0.74)	(0.95)	15.97	31.67	63,600		1.44	0.92	0.95	20
07/01/19	06/30/20	14.15	0.21	(0.11)	0.10	(0.21)	(1.08)	(1.29)	12.96	0.24	55,228		1.51	0.95	0.95	16
07/01/18	06/30/19	14.40	0.24	1.34	1.58	(0.25)	(1.58)	(1.83)	14.15	13.03	62,309		1.72	0.95	0.95	11
07/01/17	06/30/18	13.80	0.22	1.06	1.28	(0.23)	(0.45)	(0.68)	14.40	9.27	66,512		1.55	0.92	0.92	14

Advisor Shares*
07/01/21	06/30/22	15.96	0.17	(0.96)	(0.79)	(0.17)	(1.45)	(1.62)	13.55	(6.24)	1,247		1.06	1.16	1.19	11
07/01/20	06/30/21	12.96	0.17	3.74	3.91	(0.17)	(0.74)	(0.91)	15.96	31.27	1,182		1.19	1.17	1.20	20
07/01/19	06/30/20	14.14	0.17	(0.10)	0.07	(0.17)	(1.08)	(1.25)	12.96	0.05	886		1.26	1.20	1.20	16
07/01/18	06/30/19	14.40	0.21	1.33	1.54	(0.22)	(1.58)	(1.80)	14.14	12.67	1,017		1.47	1.20	1.20	11
07/01/17	06/30/18	13.78	0.19	1.06	1.25	(0.18)	(0.45)	(0.63)	14.40	9.04	1,077		1.30	1.17	1.17	14

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/21	06/30/22	44.56	(0.04)	(8.19)	(8.23)	—	(0.91)	(0.91)	35.42	(19.02)	3,378,590		(0.10)	0.63	0.63	19
07/01/20	06/30/21	31.96	(0.03)	12.63	12.60	—	—	—	44.56	39.42	3,364,728		(0.08)	0.65	0.65	23
07/01/19	06/30/20	26.39	0.01	5.77	5.78	—	(0.21)	(0.21)	31.96	22.01	1,601,989		0.05	0.70	0.70	20
07/01/18	06/30/19	23.02	0.03	4.12	4.15	—	(0.78)	(0.78)	26.39	18.89	749,949		0.10	0.73	0.73	21
07/01/17	06/30/18	18.94	0.01	4.42	4.43	—	(0.35)	(0.35)	23.02	23.59	369,642		0.05	0.73	0.73	29

Investor Shares*
07/01/21	06/30/22	43.90	(0.11)	(8.05)	(8.16)	—	(0.91)	(0.91)	34.83	(19.15)	1,714,513		(0.25)	0.78	0.78	19
07/01/20	06/30/21	31.52	(0.09)	12.47	12.38	—	—	—	43.90	39.28	1,849,429		(0.23)	0.80	0.80	23
07/01/19	06/30/20	26.07	(0.03)	5.69	5.66	—	(0.21)	(0.21)	31.52	21.82	1,108,023		(0.10)	0.85	0.85	20
07/01/18	06/30/19	22.79	(0.01)	4.07	4.06	—	(0.78)	(0.78)	26.07	18.68	374,769		(0.05)	0.88	0.88	21
07/01/17	06/30/18	18.78	(0.02)	4.38	4.36	—	(0.35)	(0.35)	22.79	23.41	102,201		(0.10)	0.88	0.88	29

Advisor Shares*
07/01/21	06/30/22	42.87	(0.21)	(7.84)	(8.05)	—	(0.91)	(0.91)	33.91	(19.35)	298,972		(0.50)	1.03	1.03	19
07/01/20	06/30/21	30.86	(0.18)	12.19	12.01	—	—	—	42.87	38.92	444,064		(0.48)	1.05	1.05	23
07/01/19	06/30/20	25.59	(0.09)	5.57	5.48	—	(0.21)	(0.21)	30.86	21.53	285,542		(0.35)	1.10	1.10	20
07/01/18	06/30/19	22.44	(0.07)	4.00	3.93	—	(0.78)	(0.78)	25.59	18.39	250,871		(0.30)	1.13	1.13	21
07/01/17	06/30/18	18.54	(0.07)	4.32	4.25	—	(0.35)	(0.35)	22.44	23.12	213,262		(0.35)	1.13	1.13	29
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MID-CAP GROWTH FUND:

Institutional Shares*
07/01/21	06/30/22	$19.86	(0.09)	(5.73)	(5.82)	—	(1.75)	(1.75)	$12.29	(31.54)%	$94,754		(0.52)%	0.79%	0.79%	48%
07/01/20	06/30/21	13.86	(0.08)	6.08	6.00	—	—	—	19.86	43.03	159,180		(0.44)	0.76	0.79	48
07/01/19	06/30/20	13.14	(0.01)	0.77	0.76	—	(0.04)	(0.04)	13.86	5.68	100,367		(0.11)	0.70	0.88	35
07/02/18^	06/30/19	11.42	(0.00)	1.83	1.83	—	(0.11)	(0.11)	13.14	16.36	42,404		(0.00)	0.70	1.04	46

Investor Shares*
07/01/21	06/30/22	19.76	(0.11)	(5.70)	(5.81)	—	(1.75)	(1.75)	12.20	(31.70)	22,897		(0.67)	0.94	0.94	48
07/01/20	06/30/21	13.81	(0.10)	6.05	5.95	—	—	—	19.76	42.90	33,381		(0.59)	0.91	0.94	48
07/01/19	06/30/20	13.12	(0.03)	0.76	0.73	—	(0.04)	(0.04)	13.81	5.46	28,477		(0.26)	0.85	1.03	35
07/01/18	06/30/19	11.36	(0.02)	1.89	1.87	—	(0.11)	(0.11)	13.12	16.80	2,933		(0.15)	0.85	1.19	46
10/02/17^	06/30/18	10.00	(0.01)	1.37	1.36	—	—	—	11.36	13.60	21,377		(0.16)	0.85	1.58	29

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/21	06/30/22	63.00	(0.32)	(13.47)	(13.79)	—	(7.23)	(7.23)	41.98	(24.11)	1,165,292		(0.59)	0.95	0.95	27
07/01/20	06/30/21	44.31	(0.34)	19.48	19.14	—	(0.45)	(0.45)	63.00	43.31	1,758,121		(0.61)	0.95	0.95	32
07/01/19	06/30/20	44.24	(0.20)	1.15	0.95	—	(0.88)	(0.88)	44.31	2.18	1,039,126		(0.48)	0.97	0.97	29
07/01/18	06/30/19	40.64	(0.15)	5.52	5.37	(0.18)	(1.59)	(1.77)	44.24	14.56	838,698		(0.36)	0.98	0.98	44
07/01/17	06/30/18	35.15	(0.16)	6.31	6.15	(0.15)	(0.51)	(0.66)	40.64	17.64	424,449		(0.42)	0.98	0.98	30

Investor Shares*
07/01/21	06/30/22	31.42	(0.20)	(6.71)	(6.91)	—	(3.60)	(3.60)	20.91	(24.23)	707,378		(0.74)	1.10	1.10	27
07/01/20	06/30/21	22.13	(0.21)	9.72	9.51	—	(0.22)	(0.22)	31.42	43.11	822,075		(0.76)	1.10	1.10	32
07/01/19	06/30/20	22.13	(0.13)	0.57	0.44	—	(0.44)	(0.44)	22.13	2.02	511,028		(0.63)	1.12	1.12	29
07/01/18	06/30/19	20.34	(0.10)	2.77	2.67	(0.08)	(0.80)	(0.88)	22.13	14.40	493,421		(0.51)	1.13	1.13	44
07/01/17	06/30/18	17.61	(0.11)	3.15	3.04	(0.06)	(0.25)	(0.31)	20.34	17.44	476,786		(0.57)	1.13	1.13	30

Advisor Shares*
07/01/21	06/30/22	29.88	(0.26)	(6.37)	(6.63)	—	(3.42)	(3.42)	19.83	(24.44)	9,309		(0.99)	1.35	1.35	27
07/01/20	06/30/21	21.10	(0.26)	9.25	8.99	—	(0.21)	(0.21)	29.88	42.74	14,939		(1.01)	1.35	1.35	32
07/01/19	06/30/20	21.15	(0.18)	0.55	0.37	—	(0.42)	(0.42)	21.10	1.78	12,159		(0.88)	1.37	1.37	29
07/01/18	06/30/19	19.46	(0.15)	2.64	2.49	(0.04)	(0.76)	(0.80)	21.15	14.08	14,489		(0.76)	1.38	1.38	44
07/01/17	06/30/18	16.85	(0.15)	3.02	2.87	(0.02)	(0.24)	(0.26)	19.46	17.21	18,449		(0.82)	1.38	1.38	30

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/21	06/30/22	$29.65	0.09	(3.45)	(3.36)	(0.10)	(0.10)	(0.20)	$26.09	(11.45)%	$562,382		0.29%	0.95%	0.95%	27%
07/01/20	06/30/21	19.25	0.11	10.44	10.55	(0.15)	—	(0.15)	29.65	54.97	591,096		0.43	0.95	0.95	42
07/01/19	06/30/20	24.77	0.21	(4.46)	(4.25)	(0.13)	(1.14)	(1.27)	19.25	(18.38)	336,819		0.94	0.97	0.97	56
07/01/18	06/30/19	29.16	0.29	(1.54)	(1.25)	(0.21)	(2.93)	(3.14)	24.77	(2.91)	447,846		1.10	0.97	0.97	36
07/01/17	06/30/18	27.11	0.15	3.11	3.26	(0.20)	(1.01)	(1.21)	29.16	12.13	410,785		0.52	0.97	0.97	32

Investor Shares*
07/01/21	06/30/22	29.60	0.04	(3.45)	(3.41)	(0.05)	(0.10)	(0.15)	26.04	(11.59)	564,689		0.14	1.10	1.10	27
07/01/20	06/30/21	19.22	0.07	10.42	10.49	(0.11)	—	(0.11)	29.60	54.74	648,403		0.28	1.10	1.10	42
07/01/19	06/30/20	24.75	0.18	(4.46)	(4.28)	(0.11)	(1.14)	(1.25)	19.22	(18.49)	432,498		0.79	1.12	1.12	56
07/01/18	06/30/19	29.12	0.25	(1.53)	(1.28)	(0.16)	(2.93)	(3.09)	24.75	(3.05)	577,212		0.95	1.12	1.12	36
07/01/17	06/30/18	27.08	0.10	3.10	3.20	(0.15)	(1.01)	(1.16)	29.12	11.95	874,269		0.37	1.12	1.12	32

Advisor Shares*
07/01/21	06/30/22	29.43	(0.03)	(3.43)	(3.46)	(0.01)	(0.10)	(0.11)	25.86	(11.82)	3,154		(0.11)	1.35	1.35	27
07/01/20	06/30/21	19.10	0.01	10.36	10.37	(0.04)	—	(0.04)	29.43	54.37	8,125		0.03	1.35	1.35	42
07/01/19	06/30/20	24.64	0.12	(4.44)	(4.32)	(0.08)	(1.14)	(1.22)	19.10	(18.71)	4,480		0.54	1.37	1.37	56
07/01/18	06/30/19	28.98	0.19	(1.51)	(1.32)	(0.09)	(2.93)	(3.02)	24.64	(3.27)	8,393		0.70	1.37	1.37	36
07/01/17	06/30/18	26.95	0.03	3.08	3.11	(0.07)	(1.01)	(1.08)	28.98	11.65	25,032		0.12	1.37	1.37	32

BROWN ADVISORY SUSTAINABLE SMALL-CAP CORE FUND:

Institutional Shares*
09/30/21^	06/30/22	10.00	(0.02)	(2.24)	(2.26)	—	—	—	7.74	(22.60)	32,915		(0.22)	0.93	1.36	19

Investor Shares*
09/30/21^	06/30/22	10.00	(0.02)	(2.25)	(2.27)	—	—	—	7.73	(22.70)	812		(0.37)	1.08	1.51	19

BROWN ADVISORY GLOBAL LEADERS FUND:

Institutional Shares*
07/01/21	06/30/22	22.60	0.10	(4.19)	(4.09)	(0.02)	(0.25)	(0.27)	18.24	(18.34)	1,048,587		0.45	0.75	0.75	25
07/01/20	06/30/21	16.38	0.03	6.22	6.25	(0.03)	—	(0.03)	22.60	38.17	1,149,790		0.16	0.76	0.76	14
07/01/19	06/30/20	15.24	0.07	1.13	1.20	(0.06)	—	(0.06)	16.38	7.85	605,983		0.45	0.75	0.82	27
10/31/18^	06/30/19	13.13	0.07	2.07	2.14	(0.03)	—	(0.03)	15.24	16.38	214,263		0.71	0.75	0.88	23

Investor Shares*
07/01/21	06/30/22	22.54	0.07	(4.17)	(4.10)	(0.01)	(0.25)	(0.26)	18.18	(18.45)	76,150		0.30	0.90	0.90	25
07/01/20	06/30/21	16.36	—	6.20	6.20	(0.02)	—	(0.02)	22.54	37.91	95,940		0.01	0.91	0.91	14
07/01/19	06/30/20	15.23	0.05	1.12	1.17	(0.04)	—	(0.04)	16.36	7.68	66,813		0.30	0.90	0.97	27
07/01/18	06/30/19	13.82	0.08	1.36	1.44	(0.03)	—	(0.03)	15.23	10.49	18,943		0.60	0.86	1.07	23
07/01/17	06/30/18	11.50	0.08	2.25	2.33	(0.01)	—	(0.01)	13.82	20.28	86,112		0.60	0.85	1.10	26

BROWN ADVISORY SUSTAINABLE INTERNATIONAL LEADERS FUND:

Institutional Shares*
02/28/22^	06/30/22	10.00	0.06	(1.63)	(1.57)	—	—	—	8.43	(15.70)	6,221		1.96	0.85	4.26	12

Investor Shares*
02/28/22^	06/30/22	10.00	0.05	(1.63)	(1.58)	—	—	—	8.42	(15.80)	75		1.81	1.00	4.41	12

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/21	06/30/22	$11.05	0.12	(0.94)	(0.82)	(0.14)	(0.10)	(0.24)	$9.99	(7.60)%	$139,856		1.17%	0.46%	0.50%	58%
07/01/20	06/30/21	11.06	0.11	0.02	0.13	(0.13)	(0.01)	(0.14)	11.05	1.11	167,774		1.02	0.47	0.50	50
07/01/19	06/30/20	10.72	0.24	0.35	0.59	(0.25)	—	(0.25)	11.06	5.55	148,300		2.24	0.49	0.53	105
07/01/18	06/30/19	10.35	0.27	0.36	0.63	(0.26)	—	(0.26)	10.72	6.24	135,175		2.63	0.47	0.53	82
07/01/17	06/30/18	10.60	0.23	(0.24)	(0.01)	(0.24)	—	(0.24)	10.35	(0.12)	125,060		2.20	0.45	0.51	35

Advisor Shares*
07/01/21	06/30/22	10.80	0.10	(0.93)	(0.83)	(0.11)	(0.10)	(0.21)	9.76	(7.82)	3,273		0.92	0.71	0.75	58
07/01/20	06/30/21	10.82	0.08	0.01	0.09	(0.10)	(0.01)	(0.11)	10.80	0.79	3,661		0.77	0.72	0.75	50
07/01/19	06/30/20	10.49	0.21	0.34	0.55	(0.22)	—	(0.22)	10.82	5.32	3,624		1.99	0.74	0.78	105
07/01/18	06/30/19	10.13	0.24	0.36	0.60	(0.24)	—	(0.24)	10.49	6.01	3,615		2.38	0.72	0.78	82
07/01/17	06/30/18	10.38	0.20	(0.24)	(0.04)	(0.21)	—	(0.21)	10.13	(0.38)	3,782		1.95	0.70	0.76	35

BROWN ADVISORY TOTAL RETURN FUND:

Institutional Shares*
07/01/21	06/30/22	10.49	0.17	(1.17)	(1.00)	(0.18)	(0.17)	(0.35)	9.14	(9.80)	389,709		1.64	0.42	0.42	131
07/01/20	06/30/21	10.51	0.14	0.18	0.32	(0.15)	(0.19)	(0.34)	10.49	3.10	437,997		1.37	0.42	0.42	130
07/01/19	06/30/20	10.22	0.27	0.52	0.79	(0.28)	(0.22)	(0.50)	10.51	7.90	388,100		2.62	0.45	0.45	143
07/01/18	06/30/19	9.78	0.32	0.44	0.76	(0.32)	—	(0.32)	10.22	7.90	246,074		3.26	0.49	0.49	106
07/01/17	06/30/18	10.00	0.28	(0.22)	0.06	(0.28)	—	(0.28)	9.78	0.61	121,381		2.79	0.50	0.50	209

Investor Shares*
07/01/21	06/30/22	10.49	0.16	(1.17)	(1.01)	(0.18)	(0.17)	(0.35)	9.13	(9.94)	9,401		1.59	0.47	0.47	131
07/01/20	06/30/21	10.51	0.14	0.18	0.32	(0.15)	(0.19)	(0.34)	10.49	3.05	4,744		1.32	0.47	0.47	130
07/01/19	06/30/20	10.22	0.26	0.52	0.78	(0.27)	(0.22)	(0.49)	10.51	7.85	4,523		2.57	0.50	0.50	143
07/01/18	06/30/19	9.78	0.32	0.43	0.75	(0.31)	—	(0.31)	10.22	7.85	4,916		3.21	0.54	0.54	106
07/01/17	06/30/18	10.00	0.27	(0.21)	0.06	(0.28)	—	(0.28)	9.78	0.56	2,619		2.74	0.55	0.55	209

BROWN ADVISORY SUSTAINABLE BOND FUND:

Institutional Shares*
07/01/21	06/30/22	10.42	0.14	(1.13)	(0.99)	(0.15)	(0.14)	(0.29)	9.14	(9.71)	301,917		1.43	0.44	0.44	113
07/01/20	06/30/21	10.54	0.16	0.10	0.26	(0.17)	(0.21)	(0.38)	10.42	2.44	218,476		1.56	0.45	0.45	89
07/01/19	06/30/20	10.13	0.27	0.54	0.81	(0.28)	(0.12)	(0.40)	10.54	8.14	153,472		2.63	0.48	0.48	97
07/02/18^	06/30/19	9.70	0.30	0.42	0.72	(0.29)	—	(0.29)	10.13	7.60	126,466		3.08	0.55	0.52	66

Investor Shares*
07/01/21	06/30/22	10.42	0.13	(1.13)	(1.00)	(0.14)	(0.14)	(0.28)	9.14	(9.76)	12,667		1.38	0.49	0.49	113
07/01/20	06/30/21	10.54	0.16	0.10	0.26	(0.17)	(0.21)	(0.38)	10.42	2.39	5,009		1.51	0.50	0.50	89
07/01/19	06/30/20	10.13	0.26	0.54	0.80	(0.27)	(0.12)	(0.39)	10.54	8.09	2,125		2.58	0.53	0.53	97
07/01/18	06/30/19	9.70	0.29	0.43	0.72	(0.29)	—	(0.29)	10.13	7.54	884		3.03	0.60	0.57	66
08/07/17^	06/30/18	10.00	0.21	(0.34)	(0.13)	(0.17)	—	(0.17)	9.70	(1.27)	54,291		2.41	0.60	0.71	64
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/21	06/30/22	$10.88	0.19	(1.04)	(0.85)	(0.23)	—	(0.23)	$9.80	(7.90)%	$169,565		1.79%	0.47%	0.47%	22%
07/01/20	06/30/21	10.67	0.21	0.26	0.47	(0.26)	—	(0.26)	10.88	4.41	186,483		1.94	0.48	0.48	17
07/01/19	06/30/20	10.80	0.25	(0.09)	0.16	(0.29)	—	(0.29)	10.67	1.44	176,198		2.31	0.49	0.49	37
07/01/18	06/30/19	10.50	0.28	0.30	0.58	(0.28)	—	(0.28)	10.80	5.65	182,072		2.69	0.49	0.49	33
07/01/17	06/30/18	10.62	0.26	(0.12)	0.14	(0.26)	—	(0.26)	10.50	1.29	181,230		2.42	0.48	0.48	25

BROWN ADVISORY TAX-EXEMPT BOND FUND:

Institutional Shares*
07/01/21	06/30/22	10.50	0.18	(1.08)	(0.90)	(0.26)	(0.05)	(0.31)	9.29	(8.75)	805,608		1.73	0.41	0.41	50
07/01/20	06/30/21	10.08	0.20	0.49	0.69	(0.27)	—	(0.27)	10.50	6.87	1,190,436		1.92	0.40	0.40	47
07/01/19	06/30/20	10.20	0.24	(0.08)	0.16	(0.28)	—	(0.28)	10.08	1.59	1,072,444		2.38	0.42	0.42	80
07/02/18^	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.51	950,832		3.36	0.43	0.43	53

Investor Shares*
07/01/21	06/30/22	10.50	0.17	(1.07)	(0.90)	(0.26)	(0.05)	(0.31)	9.29	(8.80)	10,484		1.68	0.46	0.46	50
07/01/20	06/30/21	10.09	0.19	0.48	0.67	(0.26)	—	(0.26)	10.50	6.72	11,537		1.87	0.45	0.45	47
07/01/19	06/30/20	10.20	0.24	(0.07)	0.17	(0.28)	—	(0.28)	10.09	1.64	9,982		2.33	0.47	0.47	80
07/01/18	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.49	19,395		3.31	0.48	0.48	53
07/01/17	06/30/18	9.94	0.31	(0.04)	0.27	(0.31)	—	(0.31)	9.90	2.78	439,906		3.16	0.48	0.48	55

BROWN ADVISORY TAX-EXEMPT SUSTAINABLE BOND FUND:

Investor Shares*
07/01/21	06/30/22	10.19	0.15	(1.01)	(0.86)	(0.14)	(0.10)	(0.24)	9.09	(8.60)	325,606		1.49	0.49	0.49	61
07/01/20	06/30/21	9.88	0.13	0.32	0.45	(0.13)	(0.01)	(0.14)	10.19	4.57	179,123		1.32	0.49	0.49	66
12/02/19^	06/30/20	10.00	0.08	(0.12)	(0.04)	(0.08)	—	(0.08)	9.88	(0.37)	157,032		1.45	0.55	0.55	39

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/21	06/30/22	10.56	0.10	(0.92)	(0.82)	(0.15)	—	(0.15)	9.59	(7.86)	310,388		0.94	0.44	0.44	204
07/01/20	06/30/21	10.46	(0.03)	0.19	0.16	(0.06)	—	(0.06)	10.56	1.53	288,526		(0.27)	0.45	0.45	148
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.17)	—	(0.17)	10.46	6.09	238,202		1.07	0.47	0.47	139
07/01/18	06/30/19	9.65	0.22	0.42	0.64	(0.27)	—	(0.27)	10.02	6.72	281,728		2.29	0.47	0.47	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.24)	—	(0.24)	9.65	0.16	300,643		1.86	0.47	0.47	336

Investor Shares*
07/01/21	06/30/22	10.57	0.09	(0.91)	(0.82)	(0.14)	—	(0.14)	9.61	(7.81)	2,211		0.89	0.49	0.49	204
07/01/20	06/30/21	10.47	(0.03)	0.19	0.16	(0.06)	—	(0.06)	10.57	1.48	31,876		(0.32)	0.50	0.50	148
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.16)	—	(0.16)	10.47	6.15	9,755		1.02	0.52	0.52	139
07/01/18	06/30/19	9.66	0.22	0.40	0.62	(0.26)	—	(0.26)	10.02	6.55	266		2.24	0.52	0.52	200
07/01/17	06/30/18	9.87	0.18	(0.16)	0.02	(0.23)	—	(0.23)	9.66	0.21	321		1.81	0.52	0.52	336

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY — WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/21	06/30/22	$13.08	0.15	(1.68)	(1.53)	(0.11)	(1.10)	(1.21)	$10.34	(12.75)%	$232,340		1.22%	1.04%	1.04%	43%
07/01/20	06/30/21	10.51	0.13	3.20	3.33	(0.03)	(0.73)	(0.76)	13.08	32.55	417,419		1.12	1.05	1.05	51
07/01/19	06/30/20	11.15	0.03	(0.07)	(0.04)	(0.10)	(0.50)	(0.60)	10.51	(0.66)	287,081		0.29	1.09	1.09	53
07/01/18	06/30/19	12.42	0.07	(0.16)	(0.09)	(0.20)	(0.98)	(1.18)	11.15	0.84	470,903		0.62	1.07	1.07	34
07/01/17	06/30/18	12.05	0.13	0.35	0.48	(0.11)	—	(0.11)	12.42	3.97	927,916		1.03	1.07	1.07	33

Investor Shares*
07/01/21	06/30/22	13.03	0.13	(1.67)	(1.54)	(0.09)	(1.10)	(1.19)	10.30	(12.89)	19,007		1.07	1.19	1.19	43
07/01/20	06/30/21	10.48	0.12	3.18	3.30	(0.02)	(0.73)	(0.75)	13.03	32.36	39,751		0.97	1.20	1.20	51
07/01/19	06/30/20	11.12	0.01	(0.06)	(0.05)	(0.09)	(0.50)	(0.59)	10.48	(0.77)	22,224		0.14	1.24	1.24	53
07/01/18	06/30/19	12.41	0.05	(0.17)	(0.12)	(0.19)	(0.98)	(1.17)	11.12	0.58	18,100		0.47	1.22	1.22	34
07/01/17	06/30/18	12.05	0.11	0.36	0.47	(0.11)	—	(0.11)	12.41	3.85	14,669		0.88	1.22	1.22	33

Advisor Shares*
07/01/21	06/30/22	12.88	0.10	(1.65)	(1.55)	(0.06)	(1.10)	(1.16)	10.17	(13.09)	2,387		0.82	1.44	1.44	43
07/01/20	06/30/21	10.38	0.08	3.16	3.24	(0.01)	(0.73)	(0.74)	12.88	32.01	3,728		0.72	1.45	1.45	51
07/01/19	06/30/20	11.03	(0.01)	(0.07)	(0.08)	(0.07)	(0.50)	(0.57)	10.38	(1.04)	3,816		(0.11)	1.49	1.49	53
07/01/18	06/30/19	12.30	0.02	(0.16)	(0.14)	(0.15)	(0.98)	(1.13)	11.03	0.42	7,563		0.22	1.47	1.47	34
07/01/17	06/30/18	11.98	0.08	0.35	0.43	(0.11)	—	(0.11)	12.30	3.54	13,313		0.63	1.47	1.47	33

BROWN ADVISORY EMERGING MARKETS SELECT FUND:

Institutional Shares*
07/01/21	06/30/22	12.57	0.14	(2.50)	(2.36)	(0.08)	—	(0.08)	10.13	(18.87)	504,216		1.25	1.10	1.10	70
07/01/20	06/30/21	8.86	0.09	3.69	3.78	(0.07)	—	(0.07)	12.57	42.71	529,908		0.78	1.12	1.12	61
07/01/19	06/30/20	9.34	0.11	(0.48)	(0.37)	(0.11)	—	(0.11)	8.86	(4.04)	267,282		1.27	1.16	1.16	62
07/01/18	06/30/19	10.06	0.11	(0.48)	(0.37)	(0.35)	—	(0.35)	9.34	(3.35)	326,693		1.20	1.26	1.26	131
07/01/17	06/30/18	10.17	0.17	(0.17)	—	(0.11)	—	(0.11)	10.06	(0.12)	513,535		1.57	1.15	1.15	13

Investor Shares*
07/01/21	06/30/22	12.56	0.13	(2.50)	(2.37)	(0.06)	—	(0.06)	10.13	(18.93)	4,368		1.10	1.25	1.25	70
07/01/20	06/30/21	8.85	0.07	3.69	3.76	(0.05)	—	(0.05)	12.56	42.56	5,908		0.63	1.27	1.27	61
07/01/19	06/30/20	9.33	0.10	(0.49)	(0.39)	(0.09)	—	(0.09)	8.85	(4.29)	4,202		1.12	1.31	1.31	62
07/01/18	06/30/19	10.03	0.10	(0.48)	(0.38)	(0.32)	—	(0.32)	9.33	(3.42)	5,063		1.05	1.41	1.41	131
07/01/17	06/30/18	10.15	0.16	(0.19)	(0.03)	(0.09)	—	(0.09)	10.03	(0.37)	38,106		1.42	1.30	1.30	13

Advisor Shares*
07/01/21	06/30/22	12.60	0.10	(2.50)	(2.40)	(0.04)	—	(0.04)	10.16	(19.11)	27		0.85	1.50	1.50	70
07/01/20	06/30/21	8.87	0.04	3.70	3.74	(0.01)	—	(0.01)	12.60	42.17	24		0.38	1.52	1.52	61
07/01/19	06/30/20	9.37	0.08	(0.50)	(0.42)	(0.08)	—	(0.08)	8.87	(4.61)	52		0.87	1.56	1.56	62
07/01/18	06/30/19	10.07	0.07	(0.47)	(0.40)	(0.30)	—	(0.30)	9.37	(3.66)	167		0.80	1.66	1.66	131
07/01/17	06/30/18	10.19	0.13	(0.18)	(0.05)	(0.07)	—	(0.07)	10.07	(0.60)	172		1.17	1.55	1.55	13

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY — BEUTEL GOODMAN LARGE-CAP VALUE FUND:

Institutional Shares*
07/01/21	06/30/22	$14.41	0.23	(1.42)	(1.19)	(0.20)	(0.98)	(1.18)	$12.04	(8.68)%	$1,237,283		1.71%	0.55%	0.55%	33%
07/01/20	06/30/21	10.61	0.20	3.99	4.19	(0.39)	—	(0.39)	14.41	40.12	1,149,351		1.52	0.55	0.55	42
07/01/19	06/30/20	10.47	0.56	(0.20)	0.36	(0.10)	(0.12)	(0.22)	10.61	3.27	452,012		5.26	0.57	0.57	32
07/01/18	06/30/19	9.58	0.20	0.89	1.09	(0.11)	(0.09)	(0.20)	10.47	11.62	296,963		1.97	0.60	0.60	45
02/13/18^	06/30/18	10.00	0.06	(0.48)	(0.42)	—	—	—	9.58	(4.20)	151,004		1.61	0.67	0.67	11

Investor Shares*
07/01/21^	06/30/22	14.41	0.21	(1.42)	(1.21)	(0.20)	(0.98)	(1.18)	12.02	(8.87)	208		1.56	0.70	0.70	33

*
Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations. The increase in the portfolio turnover rate  for Brown Advisory Emerging Markets Select Fund for the year ended June 30, 2019 was primarily the result of a change in sub-advisers during the year.

^	Information presented is for the entire history of the share class.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year.  Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements
June 30, 2022

Note 1. Organization

Brown Advisory Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Trust offers the following series of shares (each a “Fund,” and collectively, the “Funds”):

•	Brown Advisory Growth Equity Fund (“Growth Equity Fund”) seeks to achieve capital appreciation by primarily investing in equity securities,

•	Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”) seeks to achieve long-term growth of capital,

•	Brown Advisory Equity Income Fund (“Equity Income Fund”) seeks to provide current dividend yield and dividend growth,

•	Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”) seeks to achieve capital appreciation,

•	Brown Advisory Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”) seeks to achieve long-term capital appreciation by primarily investing in equity securities,

•	Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Sustainable Small-Cap Core Fund (“Sustainable Small-Cap Core Fund”) seeks to achieve long-term capital appreciation by investing primarily in equity securities of small-cap companies,

•	Brown Advisory Global Leaders Fund (“Global Leaders Fund”) seeks to achieve long-term capital appreciation by investing primarily in global equities,

•	Brown Advisory Sustainable International Leaders Fund (“Sustainable International Leaders Fund”) seeks to achieve long-term capital appreciation by investing primarily in international equities,

•
Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) seeks to provide a high level of current income consistent with the preservation of principal within an intermediate-term maturity structure,

•	Brown Advisory Total Return Fund (“Total Return Fund”) seeks to provide a competitive total return consistent with the preservation of principal,

•
Brown Advisory Sustainable Bond Fund (“Sustainable Bond Fund”) seeks to provide a competitive total return consistent with the preservation of principal while giving special consideration to certain environmental, social and governance criteria,

•	Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk,

•
Brown Advisory Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds,

•
Brown Advisory Tax-Exempt Sustainable Bond Fund (“Tax-Exempt Sustainable Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds while giving special consideration to certain environmental, social, and governance criteria,

•	Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”) seeks to maximize total return consistent with preservation of capital,

•
Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe,

•
Brown Advisory Emerging Markets Select Fund (“Emerging Markets Select Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets, and

•	Brown Advisory – Beutel Goodman Large-Cap Value Fund (“Beutel Goodman Large-Cap Value Fund”) seeks to achieve capital appreciation.

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2022

The Funds inception dates are as follows. Operations commenced the first business day after the inception date.

	Institutional	Investor	Advisor		Institutional	Investor	Advisor
Fund	Shares	Shares	Shares	Fund	Shares	Shares	Shares
Growth Equity	10/19/2012	6/28/1999	5/18/2006	Intermediate Income	—	11/2/1995	5/13/1991
Flexible Equity	10/19/2012	11/30/2006	1/24/2007	Total Return	10/30/2014	10/30/2014	—
Equity Income	10/19/2012	12/29/2011	12/29/2011	Sustainable Bond	7/2/2018	8/7/2017	—
Sustainable Growth	6/29/2012	6/29/2012	6/29/2012	Maryland Bond	—	12/21/2000	—
Mid-Cap Growth	7/2/2018	10/2/2017	—	Tax-Exempt Bond	7/2/2018	6/29/2012	—
Small-Cap Growth	9/20/2002	6/28/1999	4/25/2006	Tax-Exempt
Small-Cap				Sustainable Bond	—	12/2/2019	—
Fundamental Value	10/19/2012	12/31/2008	7/28/2011	Mortgage Securities	5/13/2014	12/26/2013	—
Sustainable				WMC Strategic
Small-Cap Core	9/30/2021	9/30/2021	—	European Equity	10/21/2013	10/21/2013	10/21/2013
Global Leaders	10/31/2018	7/1/2015	—	Emerging Markets Select	12/12/2012	12/12/2012	12/12/2012
Sustainable International				Beutel Goodman
Leaders	2/28/2022	2/28/2022	—	Large-Cap Value	2/13/2018	6/30/2021	—

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, which is part of U.S. GAAP.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Domestic Equity Securities – Domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic open-ended mutual funds are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

Foreign Equity Securities – For foreign equity securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by ICE is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value

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Notes to Financial Statements
June 30, 2022

that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt Securities – Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange Traded Options – Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures Contracts – Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued at the prevailing forward exchange rates of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available, or for which quotations are deemed to be inaccurate or unreliable, are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of the date of this report, the Small-Cap Growth Fund and Emerging Markets Select Fund held Level 3 securities for which significant and unobservable inputs or assumptions were used in the determination of fair value. The total value of such securities held as of the date of this report was $1,667,349 or 0.1% of Small-Cap Growth Fund’s net assets and $3,933 or 0.0% of Emerging Market Select Fund’s net assets.

The following is a summary of inputs used to value the Funds’ investments as of June 30, 2022:

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$2,188,274,223	$—	$—
REIT^	71,853,785	—	—
Short-Term Investments	56,649,974	—	—
Total Investments	$2,316,777,982	$—	$—

Flexible Equity Fund
Common Stocks	$568,360,022	$—	$—
REIT^	9,916,429	—	—
Short-Term Investments	23,427,957	—	—
Total Investments	$601,704,408	$—	$—

Equity Income Fund
Common Stocks	$69,799,052	$—	$—
Preferred Stocks	1,078,624	—	—
REIT^	4,294,240	—	—
Short-Term Investments	1,473,757	—	—
Total Investments	$76,645,673	$—	$—

Sustainable Growth Fund
Common Stocks	$5,032,726,775	$—	$—
REIT^	262,447,991	—	—
Short-Term Investments	88,886,495	—	—
Total Investments	$5,384,061,261	$—	$—

Mid-Cap Growth Fund
Common Stocks	$109,171,299	$—	$—
REIT^	3,596,722	—	—
Short-Term Investments	6,277,676	—	—
Total Investments	$119,045,697	$—	$—

Small-Cap Growth Fund
Common Stocks	$1,675,732,764	$—	$—
Private Placements	—	—	1,667,349
REIT^	39,500,239	—	—
Short-Term Investments	164,045,853	—	—
Total Investments	$1,879,278,856	$—	$1,667,349

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Notes to Financial Statements
June 30, 2022

	Level 1	Level 2	Level 3
Small-Cap Fundamental Value Fund
Common Stocks	$996,952,054	$—	$—
REIT^	95,555,798	—	—
Short-Term Investments	40,435,495	—	—
Total Investments	$1,132,943,347	$—	$—

Sustainable Small-Cap Core Fund
Common Stocks	$30,884,910	$—	$—
REIT^	1,982,051	—	—
Short-Term Investments	2,445,555	—	—
Total Investments	$35,312,516	$—	$—

Global Leaders Fund
Common Stocks:
Brazil	$27,302,141	$—	$—
China	—	87,025,802	—
France	—	44,985,577	—
Germany	—	69,320,220	—
India	—	24,613,283	—
Indonesia	—	32,715,056	—
Netherlands	26,319,495	29,415,507	—
Sweden	—	20,787,505	—
Switzerland	—	40,352,666	—
Taiwan	32,238,521	—	—
United Kingdom	—	36,996,221	—
United States	643,566,856	—	—
Short-Term Investments	1,592,468	—	—
Total Investments	$731,019,481	$386,211,837	$—

Sustainable International Leaders Fund
Common Stocks:
Brazil	$166,371	$—	$—
Canada	259,015	—	—
China	—	471,861	—
Denmark	—	220,407	—
Finland	—	176,365	—
France	—	578,677	—
Germany	—	524,662	—
India	270,349	—	—
Indonesia	—	163,086	—
Japan	—	245,920	—
Netherlands	—	623,966	—
Sweden	—	217,106	—
Switzerland	—	377,646	—
Taiwan	173,065	—	—
United Kingdom	—	1,087,383	—
United States	411,220	—	—
Short-Term Investments	1,002,971	—	—
Total Investments	$2,282,991	$4,687,079	$—

Intermediate Income Fund
Mortgage Backed Securities	$—	$36,828,798	$—
Corporate Bonds & Notes	—	26,537,464	—
Asset Backed Securities	—	15,760,893	—
U.S. Treasury Notes	—	40,854,996	—
Affiliated Mutual Funds	17,238,512	—	—
Short-Term Investments	7,704,875	—	—
Total Investments	$24,943,387	$119,982,151	$—

Total Return Fund
Mortgage Backed Securities	$—	$103,420,729	$—
Corporate Bonds & Notes	—	87,534,455	—
Asset Backed Securities	—	44,656,016	—
Municipal Bonds	—	1,502,517	—
U.S. Treasury Notes	—	116,826,147	—
Short-Term Investments	48,677,639	27,632,225	—
Total Investments	$48,677,639	$381,572,089	$—
Futures Contracts — Long*	$(1,735,231)	$—	$—
Futures Contracts — Short*	$555,814	$—	$—

Sustainable Bond Fund
Corporate Bonds & Notes	$—	$81,883,032	$—
Mortgage Backed Securities	—	89,837,712	—
Foreign Government Bonds	—	62,103,179	—
Asset Backed Securities	—	25,126,575	—
U.S. Treasury Notes	—	23,271,742	—
Municipal Bonds	—	10,359,191	—
Short-Term Investments	33,161,033	249,908	—
Total Investments	$33,161,033	$292,831,339	$—
Futures Contracts — Long*	$(1,061,573)	$—	$—
Futures Contracts — Short*	$612,939	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$161,190,834	$—
Short-Term Investments	3,574,099	—	—
Total Investments	$3,574,099	$161,190,834	$—

Tax-Exempt Bond Fund
Municipal Bonds	$—	$818,840,267	$—
Short-Term Investments	15,530,949	—	—
Total Investments	$15,530,949	$818,840,267	$—

Tax-Exempt Sustainable Bond Fund
Municipal Bonds	$—	$317,869,881	$—
Short-Term Investments	5,496,607	—	—
Total Investments	$5,496,607	$317,869,881	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$313,122,223	$—
Asset Backed Securities	—	22,275,736	—
Municipal Bonds	—	580,072	—
Short-Term Investments	17,632,421	—	—
Total Investments	$17,632,421	$335,978,031	$—
Futures Contracts — Long*	$72,039	$—	$—
Futures Contracts — Short*	$138,271	$—	$—

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Notes to Financial Statements
June 30, 2022

	Level 1	Level 2	Level 3
WMC Strategic European Equity Fund
Common Stocks:
Austria	$—	$8,143,796	$—
Belgium	—	6,959,924	—
Czech Republic	—	2,439,282	—
France	—	35,705,953	—
Germany	—	35,005,010	—
Italy	—	339,897	—
Netherlands	—	9,251,630	—
Portugal	—	3,741,505	—
Spain	—	8,645,838	—
Sweden	—	22,422,210	—
Switzerland	—	18,626,633	—
United Kingdom	—	93,019,418	—
Preferred Stocks	—	3,312,182	—
Short-Term Investments	6,001,139	—	—
Total Investments	$6,001,139	$247,613,278	$—

Emerging Markets Select Fund†
Common Stocks:
Brazil	$8,749,153	$—	$—
China	29,899,271	171,842,789	2,085
Czech Republic	—	3,526,333	—
Hungary	—	2,323,404	—
India	—	67,308,746	—
Indonesia	—	12,757,258	—
Malaysia	—	4,195,900	—
Russia	—	—	1,848
Singapore	—	10,807,474	—
South Africa	—	4,699,108	—
South Korea	—	65,399,273	—
Taiwan	—	71,290,737	—
Thailand	3,974,433	3,031,499	—
Turkey	2,146,489	958,441	—
United Arab Emirates	—	3,906,392	—
United Kingdom	—	5,180,850	—
United States	11,003,602	—	—
Preferred Stocks
Brazil	9,643,022	—	—
South Korea	—	2,015,128	—
Exchanged Traded Funds	2,046,936	—	—
Short-Term Investments	10,068,789	—	—
Total Investments	$77,531,695	$429,243,332	$3,933

Beutel Goodman Large-Cap Value Fund
Common Stocks	$1,201,984,767	$—	$—
Short-Term Investments	26,948,987	—	—
Total Investments	$1,228,933,754	$—	$—

^	Real Estate Investment Trusts
*	Amounts presented for Futures Contracts represent total unrealized appreciation (depreciation) as of the date of this report.
†	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund	Private Placements
Balance as of June 30, 2021	$1,783,450
Purchases	—
Distributions / returns of capital	(506,250)
Realized gains	506,250
Change in unrealized appreciation (depreciation)	(116,101)
Balance as June 30, 2022	$1,667,349
Change in unrealized appreciation (depreciation) for Level 3 investments held at June 30, 2022	$(116,101)

Private Placements – The inputs utilized in valuing the private placements consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on trade date. Discounts/premiums on debt securities purchased are accreted/amortized to contractual maturity, estimated maturity, or next call date, as applicable. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

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Notes to Financial Statements
June 30, 2022

Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments or as realized capital gains when there is no remaining cost basis on the investments.

C. Expenses and Share Class Allocations – Expenses directly attributable to a Fund are charged to that Fund. Expenses attributable to more than one Fund are allocated to the respective Funds on the basis of relative net assets or other appropriate methods. In Funds with multiple share classes, each share class has equal rights to earnings and assets except that each share class bears different shareholder servicing and/or Rule 12b-1 distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that share class. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized capital gains or losses on investments are allocated to each share class on the basis of relative net assets.

D. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

E. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. None of the Funds purchased, sold or wrote any options during the year ended June 30, 2022.

F. To-Be-Announced Securities – Some of the Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered into is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase a Fund’s exposure to interest rate risk and could also expose a Fund to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter into TBAs with counterparties for which the risk of default is determined to be remote. As a purchaser or seller of TBAs, the Funds segregate cash or cash equivalents as collateral as required in accordance with applicable industry regulations.

G. Tender Option Bonds – Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund may engage in tender option bond (“TOB”) transactions up to 5% of its net assets which are accounted for by the funds as a secured borrowing. In a typical TOB transaction, a Fund or another party deposits fixed-rate municipal bonds or other securities into a special purposes entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues short-term floating rate interests (“Floaters”), which are generally sold to third party investors (often money market funds) and residual interests (“Residual Interests”), which are generally held by the Fund or party that contributed the securities to the TOB Trust. The interest rates payable on the Residual Interests bear an inverse relationship to the interest rate on the Floaters. The interest rate on the Floaters is reset by a remarketing process typically every 7 to 35 days. After income is paid on the Floaters at current, short- term rates, the residual income from the underlying bond held by the TOB Trust goes to the Residual Interests. If a Fund is the

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Notes to Financial Statements
June 30, 2022

depositor of the municipal bonds or other securities to the TOB Trust, the Fund will receive the proceeds from the TOB Trust’s sale of the Floaters, less certain transaction costs. These proceeds may be used by the Fund to invest in other securities, which would have a leveraging effect on the Fund.

Residual Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances, the holder of the Residual Interests bears substantially all of the underlying bond’s downside investment risk and also benefits from any appreciation in the value of the underlying bond. Investments in Residual Interests typically will involve greater risk than investments in the underlying municipal bond, including the risk of loss of principal. Because changes in the interest rate on the Floaters inversely affect the residual interest paid on the Residual Interests, the value of the Residual Interests is generally more volatile than that of a fixed-rate municipal bond. Floaters and Residual Interests are subject to interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received by the Residual Interests when short-term interest rates rise, and increase the interest received when short-term interest rates fall.

The Residual Interests held by a Fund provide the Fund with the right to: (1) cause the holders of the Floaters to tender their notes at par, and (2) cause the sale of the underlying bond held by the TOB Trust, thereby collapsing the TOB Trust. A Fund may invest in a TOB Trust on either a non-recourse and recourse basis. Each Fund does not currently intend to invest in a TOB Trust on a recourse basis, although each Fund reserves the right to do so in the future. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Floaters to tender their Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE, as such term is defined below). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered Floaters, or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered Floaters.

The TOB Trust may also be collapsed without the consent of a Fund, as the holder of the Residual Interest, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the underlying municipal bond is subject to federal income taxation. Upon the occurrence of a TOTE, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the Floaters up to par plus accrued interest owed on the Floaters and a portion of gain share, if any, with the balance paid out to the holder of the Residual Interests. In the case of a mandatory termination event, as defined in the TOB Trust agreements, after the payment of fees, the holders of the Floaters would be paid before the holders of the Residual Interests (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of the Floaters and the holders of the Residual Interests would be paid pro rata in proportion to the respective face values of their certificates.

The use of Residual Interests will require the Fund to earmark or segregate liquid assets in an amount equal to any Floaters, plus any accrued but unpaid interest due on the Floaters, issued by a TOB Trust sponsored by, or on behalf of, the Fund that are not owned by the Fund. The use of Residual Interests may also require the Fund to earmark or segregate liquid assets in an amount equal to loans provided by the Liquidity Provider to the TOB Trust to purchase tendered Floaters. The Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations.

Under GAAP, securities of a Fund that are deposited into a TOB Trust continue to be treated as investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding Floaters issued by a TOB Trust are presented as “Floating rate note obligations, interest and fees” in the liabilities section of the Fund’s Statement of Assets and Liabilities and also includes interest and fees associated with the floating rate obligations. Interest income from the underlying security is recorded by the Fund on an accrual basis and included as part of “Interest Income” on the Statements of Operations. Interest expense and other fees incurred on the Floaters is included on the Statement of Operations as “Interest expense and fees on floating rate note obligations”. During the year ended as of the date of this report, the Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund engaged in TOB transactions and $181,341 and $26,481 of such expenses were incurred, respectively. As of the date of this report, the Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund have $24,925,000 and $4,000,000, respectively, in outstanding floating rate obligations related to its tender option bond transactions. The average amount of outstanding floating rate note obligations during the period of this report was $20,964,683 and $2,761,905, respectively.

H. Distributions to Shareholders – For Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Total Return Fund, Sustainable Bond Fund and

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Notes to Financial Statements
June 30, 2022

Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date. If a Fund is involved in a reorganization in which it acquires, or is being acquired by another fund, an additional distribution of net investment income and/or capital gains may be made prior to such reorganization.

I. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

J. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2019-2021) as of June 30, 2022 or are expected to be taken in the Funds’ 2022 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

K. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time.

L. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

M. New Accounting Pronouncements and SEC Regulations – In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022.  Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Funds’ investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management has also been working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

In December 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  Mutual funds will be required to comply with the rules by September 8, 2022.  The Funds have adopted certain policies and procedures in accordance with Rule 2a-5.  The adoption of these policies and procedures is not expected to have a material impact on the Funds’ financial statements.

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Notes to Financial Statements
June 30, 2022

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives a management fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Fund	Breakpoint	Annual Fee	Fund	Breakpoint	Annual Fee
Growth Equity and	First $1.5 billion	0.60%	Flexible Equity	First $150 million	0.50%
Sustainable Growth	$1.5 billion to $3 billion	0.55%		$150 million to $250 million	0.45%
	$3 billion to $6 billion	0.50%		$250 million to $1 billion	0.40%
	Over $6 billion	0.45%		Over $1 billion	0.38%

Fund	Annual Fee	Fund	Annual Fee
Equity Income	0.60%	Sustainable Bond	0.30%
Mid-Cap Growth	0.65%	Maryland Bond	0.30%
Small-Cap Growth	0.85%	Tax-Exempt Bond	0.30%
Small-Cap Fundamental Value	0.85%	Tax-Exempt Sustainable Bond	0.30%
Sustainable Small-Cap Core	0.85%	Mortgage Securities Fund	0.30%
Global Leaders[1]	0.65%	WMC Strategic European Equity[2]	0.90%
Sustainable International Leaders[1]	0.75%	Emerging Markets Select[2,3]	0.90%
Intermediate Income	0.30%	Beutel Goodman Large-Cap Value[4]	0.45%
Total Return	0.30%

[1]
Brown Advisory Limited (“BAL”) serves as sub-adviser to the Global Leaders Fund and the Sustainable International Leaders Fund and makes investment decisions on their behalf. BAL is compensated for its services by the Adviser.

[2]
Wellington Management Company LLP (“Wellington”) serves as sub-adviser to the WMC Strategic European Equity Fund and the Emerging Markets Select Fund and makes investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

[2]	Pzena Investment Management, LLC (“Pzena”) serves as sub-adviser to the Emerging Markets Select Fund and makes investment decisions on its behalf. Pzena is compensated for its services by the Adviser.
[4]
Beutel, Goodman & Company Ltd. (“Beutel Goodman”) serves as sub-adviser to the Beutel Goodman Large-Cap Value Fund and makes investment decisions on its behalf. Beutel Goodman is compensated for its services by the Adviser.

These fees are reported on the Funds’ Statements of Operations as “Investment advisory fees”.

Business Management Fees – The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust. These fees are reported on the Funds’ Statements of Operations as “Business management fees”.

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses as follows*:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Sustainable Growth and Mid-Cap Growth	0.82%	0.97%	1.22%
Equity Income	0.76%	0.91%	1.16%
Small-Cap Growth	1.04%	1.19%	1.44%
Small-Cap Fundamental Value	1.03%	1.18%	1.43%
Sustainable Small-Cap Core	0.93%	1.08%	1.33%
Global Leaders	0.87%	1.02%	1.27%
Sustainable International Leaders	0.85%	1.00%	1.25%
Intermediate Income	0.48%	0.53%	0.78%
Total Return and Sustainable Bond	0.53%	0.58%	0.83%
Maryland Bond and Mortgage Securities	0.55%	0.60%	0.85%
Tax-Exempt Bond and Tax-Exempt Sustainable Bond	0.62%	0.67%	0.92%
WMC Strategic European Equity	1.11%	1.26%	1.51%
Emerging Markets Select	1.17%	1.32%	1.57%
Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%

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Notes to Financial Statements
June 30, 2022

During the year ended June 30, 2022, the Adviser waived $22,413 in expenses for Equity Income Fund, $89,225 in expenses for Sustainable Small-Cap Core Fund and $59,952 in expenses for Sustainable International Leaders Fund. The Adviser may recoup any waived amounts from the Funds if such reimbursement does not cause the Funds to exceed its existing expense limitations or the limitation in place at the time the reduction was originally made and the amount recouped is made within three years after the date on which the Adviser waived the expense. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any recoupment of previously waived fees and/or expenses. The cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2023	2024	2025	Total
Equity Income Fund	$—	$20,506	$22,413	$42,919
Mid-Cap Growth Fund	125,645	53,751	—	179,396
Sustainable Small-Cap Core Fund	N/A	N/A	89,225	89,225
Global Leaders Fund	260,299	84,839	—	345,138
Sustainable International Leaders Fund	N/A	N/A	59,952	59,952

Distribution – ALPS Distributors, Inc. (the “Distributor”) serves as principal underwriter for shares of the Funds and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.

Rule 12b-1 Distribution Fees – Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays ALPS Distributors, Inc. (the “Distributor”), or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to financial intermediaries or other persons, including the Adviser, for any distribution or service activity. These fees are reported in the Funds’ Statements of Operations as “Distribution fees – Advisor Shares”.

Shareholder Servicing Fees – The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Intermediate Income Fund, Total Return Fund, Sustainable Bond Fund, Maryland Bond Fund, Tax-Exempt Bond Fund, Tax-Exempt Sustainable Bond Fund and Mortgage Securities Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. The Adviser serves as the shareholder servicing agent of the Funds. These fees are reported in the Funds’ Statements of Operations as “Service fees – Investor Shares” and “Service fees – Advisor Shares”.

Investments in Affiliates – Intermediate Income Fund – The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of June 30, 2022, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total value of $17,238,512, or 12.0% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (the “Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). For the year ended June 30, 2022, the Intermediate Income Fund waived $57,830 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares for the year ended June 30, 2022:

			Net	Change In
Beginning			Realized	Unrealized	Ending			Shares
Market Value			Gains	Appreciation	Market Value	Dividend	Capital Gain	Owned at
06/30/2021	Purchases	Sales	(Losses)	(Depreciation)	06/30/2022	Income	Distributions	06/30/2022
$20,785,301	$—	$(1,740,000)	$(52,573)	$(1,754,216)	$17,238,512	$273,456	$—	1,797,551

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Notes to Financial Statements
June 30, 2022

Other Service Providers – U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of Fund Services and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to Fund Services and U.S. Bank, N.A. for its service can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to Fund Services and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 Transactions – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during the year ended June 30, 2022, the Tax-Exempt Sustainable Bond Fund and WMC Strategic European Equity Fund engaged in securities purchases of $21,132,411 and $338,998, respectively.  The Tax-Exempt Bond Fund and Emerging Markets Select Fund engaged in such securities sales of $21,132,411 and $197,434, resulting in realized loss of $1,164,647 and $41,856, respectively. These transactions are included in the purchases and sales table in Note 4.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, for the year ended June 30, 2022 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$658,553,069	$944,077,686	Intermediate Income	$89,678,239	$104,872,888
Flexible Equity	85,926,071	65,071,462	Total Return	553,743,478	632,748,640
Equity Income	9,818,723	14,783,514	Sustainable Bond	398,163,708	304,228,520
Sustainable Growth	2,261,562,685	1,175,525,630	Maryland Bond	38,817,971	39,182,210
Mid-Cap Growth	78,463,294	92,639,711	Tax-Exempt Bond	556,404,742	803,313,508
Small-Cap Growth	566,113,897	730,856,085	Tax-Exempt Sustainable Bond	309,371,046	137,664,118
Small-Cap Fundamental Value	364,539,744	331,447,741	Mortgage Securities	801,805,156	713,512,170
Sustainable Small-Cap Core	46,079,885	4,738,931	WMC Strategic European Equity	172,038,387	315,372,220
Global Leaders	485,499,230	327,608,672	Emerging Markets Select	487,813,300	381,020,952
Sustainable International Leaders	7,406,080	524,671	Beutel Goodman Large-Cap Value	610,558,116	393,032,187

Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes. The Funds listed below purchased and sold U.S. Government securities for the year ended June 30, 2022 as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Intermediate Income	$24,525,815	$25,449,358	Sustainable Bond	$18,836,706	$13,785,097
Total Return	94,904,818	69,900,510

Note 5. Federal Income Tax and Distribution Information

At June 30, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Mid-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,675,406,747	$328,252,621	$44,783,289	$4,568,536,359	$125,788,420	$1,826,790,119
Unrealized appreciation	977,557,881	301,115,499	32,819,650	1,328,476,875	17,741,031	322,004,249
Unrealized depreciation	(336,186,646)	(27,663,712)	(957,266)	(512,951,973)	(24,483,754)	(267,848,163)
Net unrealized app (dep)	641,371,235	273,451,787	31,862,384	815,524,902	(6,742,723)	54,156,086
Undistributed income	—	1,197,435	—	—	—	—
Undistributed capital gains	154,276,176	16,854,611	4,517,505	—	6,173,333	151,387,546
Total undistributed earnings	154,276,176	18,052,046	4,517,505	—	6,173,333	151,387,546
Other accumulated gains (losses)	—	—	—	(46,338,194)	(5,904,314)	(12,069,376)
Total distributable earnings (losses)	$795,647,411	$291,503,833	$36,379,889	$769,186,708	$(6,473,704)	$193,474,256

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Notes to Financial Statements
June 30, 2022

	Small-Cap	Sustainable	Global	Sustainable	Intermediate	Total
	Fundamental	Small-Cap	Leaders	International	Income	Return
	Value Fund	Core Fund	Fund	Leaders Fund	Fund	Fund
Cost of investments	$934,819,991	$43,817,117	$997,089,688	$7,836,149	$154,034,332	$446,839,746
Unrealized appreciation	290,163,305	602,947	208,708,532	42,168	66,100	3,334,304
Unrealized depreciation	(92,039,949)	(9,107,548)	(88,566,902)	(908,247)	(9,174,894)	(19,924,322)
Net unrealized app (dep)	198,123,356	(8,504,601)	120,141,630	(866,079)	(9,108,794)	(16,590,018)
Undistributed income	1,436,875	—	509,244	38,896	156,675	493,521
Undistributed capital gains	22,571,864	607	—	—	—	—
Total undistributed earnings	24,008,739	607	509,244	38,896	156,675	493,521
Other accumulated gains (losses)	—	(10,894)	(18,688,572)	(48,462)	(2,583,623)	(28,760,119)
Total distributable earnings (losses)	$222,132,095	$(8,514,888)	$101,962,302	$(875,645)	$(11,535,742)	$(44,856,616)

	Sustainable	Maryland	Tax-Exempt	Tax-Exempt	Mortgage	WMC Strategic
	Bond	Bond	Bond	Sustainable	Securities	European
	Fund	Fund	Fund	Bond Fund	Fund	Equity Fund
Cost of investments	$344,969,168	$176,490,565	$899,026,218	$343,223,528	$361,930,463	$255,847,255
Unrealized appreciation	506,939	61,413	830,710	180,422	8,060,208	35,508,971
Unrealized depreciation	(19,483,735)	(11,787,045)	(65,485,712)	(20,037,462)	(16,380,219)	(37,741,809)
Net unrealized app (dep)	(18,976,796)	(11,725,632)	(64,655,002)	(19,857,040)	(8,320,011)	(2,232,838)
Undistributed income	386,890	249,303^	1,605,525^	382,367^	552,370	3,633,182
Undistributed capital gains	—	—	—	—	—	1,383,176
Total undistributed earnings	386,890	249,303	1,605,525	382,367	552,370	5,016,358
Other accumulated gains (losses)	(13,475,346)	(2,226,687)	(27,788,243)	(1,513,500)	(16,974,870)	(89,527)
Total distributable earnings (losses)	$(32,065,252)	$(13,703,016)	$(90,837,720)	$(20,988,173)	$(24,742,511)	$2,693,993

	Emerging	Beutel Goodman
	Markets	Large-Cap
	Select Fund	Value Fund
Cost of investments	$519,455,198	$1,247,142,915
Unrealized appreciation	61,581,049	116,876,942
Unrealized depreciation	(74,257,287)	(135,086,103)
Net unrealized app (dep)	(12,676,238)	(18,209,161)
Undistributed income	4,288,596	17,790,586
Undistributed capital gains	—	15,444,813
Total undistributed earnings	4,288,596	33,235,399
Other accumulated gains (losses)	(34,210,861)	—
Total distributable earnings (losses)	$(42,598,503)	$15,026,238

^	Represents income that is exempt from federal income taxes.

At June 30, 2022 the differences between tax basis and book basis amounts are primarily due to wash sales, post-October losses, post-December ordinary losses, timing differences related to the amortization of premium on certain fixed income securities, and distributions payable.

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Notes to Financial Statements
June 30, 2022

At June 30, 2022, the following capital loss carryforwards and tax deferrals were available and outstanding, respectively:

	Capital Loss Carryforwards			Tax Deferrals
				Post-October	Post-December
Fund	Short-Term	Long-Term	Total	Capital Losses	Ordinary Losses
Growth Equity	$—	$—	$—	$—	$—
Flexible Equity	—	—	—	—	—
Equity Income	—	—	—	—	—
Sustainable Growth	—	—	—	45,835,151	503,043
Mid-Cap Growth	—	—	—	5,512,668	391,646
Small-Cap Growth	—	—	—	—	12,069,376
Small-Cap Fundamental Value	—	—	—	—	—
Sustainable Small-Cap Core	—	—	—	—	10,894
Global Leaders	—	—	—	18,638,216	—
Sustainable International Leaders	48,230	—	48,230	—	—
Intermediate Income	2,196,241	236,724	2,432,965	—	—
Total Return	—	—	—	28,288,607	—
Sustainable Bond	—	—	—	13,105,611	—
Maryland Bond	—	1,977,385	1,977,385	—	—
Tax-Exempt Bond	—	—	—	26,181,936	—
Tax-Exempt Sustainable Bond	—	—	—	1,131,005	—
Mortgage Securities	15,959,079	508,295	16,467,374	—	—
WMC Strategic European Equity	—	—	—	—	—
Emerging Markets Select	22,593,660	11,545,918	34,139,578	—	—
Beutel Goodman Large-Cap Value	—	—	—	—	—

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows:

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain^
Fund	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Growth Equity	$—	$—	$1,757,252	$19,356,054	$418,137,727	$132,029,478
Flexible Equity	—	—	4,916,461	3,717,208	22,220,388	14,653,627
Equity Income	—	—	1,607,286	1,331,032	7,564,213	4,119,001
Sustainable Growth	—	—	21,264,932	—	110,478,765	—
Mid-Cap Growth	—	—	7,954,927	—	8,549,551	—
Small-Cap Growth	—	—	12,395,676	—	259,770,985	17,876,780
Small-Cap Fundamental Value	—	—	3,250,435	5,121,628	4,127,381	—
Sustainable Small-Cap Core	—	N/A	—	N/A	—	N/A
Global Leaders	—	—	12,129,396	1,300,616	3,919,199	—
Sustainable International Leaders	—	N/A	—	N/A	—	N/A
Intermediate Income	—	—	2,233,923	2,059,884	1,253,851	—
Total Return	—	—	11,498,527	8,705,386	3,950,115	5,778,192
Sustainable Bond	—	—	5,056,872	4,235,965	3,138,927	2,534,278
Maryland Bond	4,002,989	4,239,317	11,874	4,387	—	—
Tax-Exempt Bond	28,844,025	29,962,749	786,796	9,644	5,372,478	—
Tax-Exempt Sustainable Bond	3,218,015	2,440,169	1,351,822	119,130	908,647	—
Mortgage Securities	—	—	4,751,700	1,621,166	—	—
WMC Strategic European Equity	—	—	13,640,249	2,149,303	29,108,376	19,961,149
Emerging Markets Select	—	—	3,800,392	2,160,276	—	—
Beutel Goodman Large-Cap Value	—	—	58,920,702	22,311,318	41,288,190	—

^
Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).  The Funds, as applicable, have also designated earnings and profits distributed to shareholders on the redemption of shares as capital gains in order to reduce earnings and profits of the Fund related to net capital gains to zero as of the date of this report.

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Notes to Financial Statements
June 30, 2022

U.S GAAP requires that certain components of net assets (presented on the Statements of Assets and Liabilities) be reclassified for permanent differences between financial reporting and tax reporting. These reclassifications are primarily the result of net operating losses, investments in real estate investment trusts, foreign currency transactions, distribution reclassifications, and income adjustments to asset-backed security transactions. These reclassifications have no impact on the net assets of the Funds or the Funds’ NAV’s. For the year ended June 30, 2022, the following reclassifications were made:

	Paid-in	Distributable		Paid-in	Distributable
Fund	Capital	Earnings (Loss)	Fund	Capital	Earnings (Loss)
Growth Equity	$28,790,946	$(28,790,946)	Intermediate Income	$—	$—
Flexible Equity	1,468,313	(1,468,313)	Total Return	(1)	1
Equity Income	316,957	(316,957)	Sustainable Bond	—	—
Sustainable Growth	—	—	Maryland Bond	—	—
Mid-Cap Growth	1,883,068	(1,883,068)	Tax-Exempt Bond	—	—
Small-Cap Growth	36,117,814	(36,117,814)	Tax-Exempt Sustainable Bond	1	(1)
Small-Cap Fundamental Value	2,530,181	(2,530,181)	Mortgage Securities	—	—
Sustainable Small-Cap Core	—	—	WMC Strategic European Equity	4,756,543	(4,756,543)
Global Leaders	—	—	Emerging Markets Select	—	—
Sustainable International Leaders	—	—	Beutel Goodman Large-Cap Value	6,397,351	(6,397,351)

Note 6. Futures Contracts

The Total Return Fund, Sustainable Bond Fund, and Mortgage Securities Fund invested in futures contracts during the year ended June 30, 2022. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. This collateral may consist of cash and / or securities (generally U.S. Treasury Bills). Thereafter, in connection with changes in the value of the futures contracts, the Funds may send or receive collateral to or from the broker. Such amounts are included on the Statements of Assets and Liabilities as “Cash deposit at broker – futures contracts” or “Cash collateral from broker – futures contracts”. Securities pledged as collateral, if there are any, are included on the Statements of Assets and Liabilities as part of “Total investments, at value”. These securities are also tickmarked on the Schedules of Investments as being pledged in connection with open futures contracts.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The “Notional Amount” of futures contracts shown on the Schedule of Investments represents the notional value of the futures contracts on the day they were opened. The “Notional Value” of futures contracts shown on the Schedule of Investments represents the notional value of the futures contracts as of the date of this report. For long futures contracts, an excess of Notional Value over Notional Amount results in unrealized appreciation on the futures contract (and an excess of Notional Amount over Notional Value results in unrealized depreciation on the futures contract). The opposite is true for short futures contracts. These unrealized appreciation (depreciation) amounts represent the net impact on a Fund’s net assets as a result of open futures contracts as of the date of this report. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and up to the total Notional Amount of the futures contract as shown on the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the Notional Amount of the futures contracts as shown on the Schedules of Investments.

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Notes to Financial Statements
June 30, 2022

During the year ended June 30, 2022, investments in futures contracts were as follows:

		Average Notional Value Outstanding
Fund	Risk Type	Long Futures Contracts	Short Futures Contracts
Total Return	Interest Rate	$102,028,136	$(94,605,474)
Sustainable Bond	Interest Rate	50,399,883	(70,760,205)
Mortgage Securities	Interest Rate	12,464,661	(35,876,760)

Investment in long futures contracts increases a Fund’s exposure to interest rate risk, while investment in short futures contracts serves to reduce a Fund’s exposure to interest rate risk. Assets and/or liabilities related to futures contracts were not subject to an arrangement wherein those assets and/or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

Note 7. Line of Credit

As of June 30, 2022, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of the date of this report was 4.75% (prime rate). The following table shows the details of the Funds’ borrowing activity during the year ended June 30, 2022. Funds that are not listed did not utilize the line of credit during the period.

	Maximum
	Outstanding	Average	Total Interest	Average Annual
Fund	Balance	Daily Balance	Expense Incurred	Interest Rate
Global Leaders	$3,936,000	$14,099	$500	3.50%
Tax-Exempt Bond	16,075,000	44,879	1,593	3.50%
WMC Strategic European Equity	499,000	1,367	45	3.25%

Note 8. Market Disruptions

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has significantly disrupted economic markets. The ultimate short-term and long-term impact on economies, markets, industries, and individual issuers in which the Funds invest is unknown. The financial performance of the issuers of securities in which the Funds invest depends on future developments including the duration and spread of the outbreak. This uncertainty may adversely affect the value and liquidity of the Funds’ investments.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

Note 9. Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued. No material events or transactions occurred subsequent to June 30, 2022 that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Brown Advisory Funds
Baltimore, MD

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Brown Advisory Growth Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Equity Income Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Mid-Cap Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Sustainable Small-Cap Core Fund, Brown Advisory Global Leaders Fund, Brown Advisory Sustainable International Leaders Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Total Return Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund and Brown Advisory – Beutel Goodman Large-Cap Value Fund (the “Funds”), each a series of Brown Advisory Funds (the “Trust”), including the schedules of investments, as of June 30, 2022, the related statements of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds
constituting
Brown Advisory	Statement of	Statements of
Funds	Operations	Changes in Net Assets	Financial Highlights
Brown Advisory Growth	For the year ended	For each of the two years	For each of the five years in the period
Equity Fund, Brown Advisory	June 30, 2022	in the period ended	ended June 30, 2022
Flexible Equity Fund, Brown		June 30, 2022
Advisory Equity Income Fund,
Brown Advisory Sustainable
Growth Fund, Brown Advisory
Small-Cap Growth Fund,
Brown Advisory Small-Cap
Fundamental Value Fund,
Brown Advisory Global
Leaders Fund, Brown Advisory
Intermediate Income Fund,
Brown Advisory Total Return
Fund, Brown Advisory
Maryland Bond Fund, Brown
Advisory Tax-Exempt Bond
Fund, Brown Advisory
Mortgage Securities Fund,
Brown Advisory – WMC
Strategic European Equity
Fund, Brown Advisory
Emerging Markets Select Fund

Brown Advisory	For the year ended	For each of the two years	For each of the four years in the period
Mid-Cap	June 30, 2022	in the period ended	ended June 30, 2022 and the period from
Growth Fund		June 30, 2022	October 2, 2017 (commencement of
operations) through June 30, 2018

Brown Advisory	For the year ended	For each of the two years	For each of the four years in the period
Sustainable	June 30, 2022	in the period ended	ended June 30, 2022 and the period from
Bond Fund		June 30, 2022	August 7, 2017 (commencement of
operations) through June 30, 2018

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Report of Independent Registered Public Accounting Firm

Individual Funds
constituting
Brown Advisory	Statement of	Statements of
Funds	Operations	Changes in Net Assets	Financial Highlights
Brown Advisory	For the year ended	For each of the two years	For each of the two years in the period
Tax-Exempt	June 30, 2022	in the period ended	ended June 30, 2022 and the period from
Sustainable Bond		June 30, 2022	December 2, 2019 (commencement of
Fund			operations) through June 30, 2020

Brown Advisory –	For the year ended	For each of the two years	For each of the four years in the period
Beutel Goodman	June 30, 2022	in the period ended	ended June 30, 2022 and the period from
Large-Cap		June 30, 2022	February 13, 2018 (commencement of
Value Fund			operations) through June 30, 2018

Brown Advisory	For the period from	For the period from	For the period from September 30, 2021
Sustainable Small-Cap	September 30, 2021	September 30, 2021	(commencement of operations) through
Core Fund	(commencement of	(commencement of	June 30, 2022
	operations) through	operations) through
	June 30, 2022	June 30, 2022

Brown Advisory	For the period from	For the period from	For the period from February 28, 2022
Sustainable International	February 28, 2022	February 28, 2022	(commencement of operations) through
Leaders Fund	(commencement of	(commencement of	June 30, 2022
	operations) through	operations) through
	June 30, 2022	June 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2008.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2022

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Expense Example For the Six Months Ended June 30, 2022 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (January 1, 2022 – June 30, 2022).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Ending	Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2022	June 30, 2022	During the Period*	June 30, 2022	During the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$682.00	$2.79	$1,021.47	$3.36	0.67%
Investor Shares	$1,000.00	$681.40	$3.42	$1,020.73	$4.11	0.82%
Advisor Shares	$1,000.00	$680.40	$4.46	$1,019.49	$5.36	1.07%

Flexible Equity Fund
Institutional Shares	$1,000.00	$782.10	$2.34	$1,022.17	$2.66	0.53%
Investor Shares	$1,000.00	$781.40	$3.00	$1,021.42	$3.41	0.68%
Advisor Shares	$1,000.00	$780.60	$4.11	$1,020.18	$4.66	0.93%

Equity Income Fund
Institutional Shares	$1,000.00	$843.10	$3.47	$1,021.03	$3.81	0.76%
Investor Shares	$1,000.00	$841.80	$4.16	$1,020.28	$4.56	0.91%
Advisor Shares	$1,000.00	$841.30	$5.30	$1,019.04	$5.81	1.16%

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Expense Example For the Six Months Ended June 30, 2022 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Ending	Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2022	June 30, 2022	During the Period*	June 30, 2022	During the Period*	Ratio*
Sustainable Growth Fund
Institutional Shares	$1,000.00	$707.50	$2.67	$1,021.67	$3.16	0.63%
Investor Shares	$1,000.00	$707.10	$3.30	$1,020.93	$3.91	0.78%
Advisor Shares	$1,000.00	$706.20	$4.36	$1,019.69	$5.16	1.03%

Mid-Cap Growth Fund
Institutional Shares	$1,000.00	$696.70	$3.32	$1,020.88	$3.96	0.79%
Investor Shares	$1,000.00	$696.00	$3.95	$1,020.13	$4.71	0.94%

Small-Cap Growth Fund
Institutional Shares	$1,000.00	$767.50	$4.16	$1,020.08	$4.76	0.95%
Investor Shares	$1,000.00	$767.10	$4.82	$1,019.34	$5.51	1.10%
Advisor Shares	$1,000.00	$765.90	$5.91	$1,018.10	$6.76	1.35%

Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$833.30	$4.32	$1,020.08	$4.76	0.95%
Investor Shares	$1,000.00	$832.70	$5.00	$1,019.34	$5.51	1.10%
Advisor Shares	$1,000.00	$831.50	$6.13	$1,018.10	$6.76	1.35%

Sustainable Small-Cap Core Fund
Institutional Shares	$1,000.00	$756.80	$4.05	$1,020.18	$4.66	0.93%
Investor Shares	$1,000.00	$755.90	$4.70	$1,019.44	$5.41	1.08%

Global Leaders Fund
Institutional Shares	$1,000.00	$775.20	$3.30	$1,021.08	$3.76	0.75%
Investor Shares	$1,000.00	$774.60	$3.96	$1,020.33	$4.51	0.90%

Sustainable International Leaders Fund
Institutional Shares	$1,000.00	$842.00	$2.62	$1,020.58	$4.26	0.85%
Investor Shares	$1,000.00	$841.00	$3.08	$1,019.84	$5.01	1.00%

Intermediate Income Fund
Investor Shares	$1,000.00	$930.10	$2.25	$1,022.46	$2.36	0.47%
Advisor Shares	$1,000.00	$929.20	$3.44	$1,021.22	$3.61	0.72%

Total Return Fund
Institutional Shares	$1,000.00	$898.70	$1.98	$1,022.71	$2.11	0.42%
Investor Shares	$1,000.00	$897.60	$2.21	$1,022.46	$2.36	0.47%

Sustainable Bond Fund
Institutional Shares	$1,000.00	$901.10	$2.07	$1,022.61	$2.21	0.44%
Investor Shares	$1,000.00	$900.90	$2.31	$1,022.36	$2.46	0.49%

Maryland Bond Fund
Investor Shares	$1,000.00	$918.50	$2.28	$1,022.41	$2.41	0.48%

Tax-Exempt Bond Fund
Institutional Shares	$1,000.00	$908.90	$1.99	$1,022.71	$2.11	0.42%
Investor Shares	$1,000.00	$908.70	$2.22	$1,022.46	$2.36	0.47%

Tax-Exempt Sustainable Bond Fund
Investor Shares	$1,000.00	$908.00	$2.32	$1,022.36	$2.46	0.49%

Mortgage Securities Fund
Institutional Shares	$1,000.00	$927.20	$2.10	$1,022.61	$2.21	0.44%
Investor Shares	$1,000.00	$927.10	$2.34	$1,022.36	$2.46	0.49%

WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$843.40	$4.80	$1,019.59	$5.26	1.05%
Investor Shares	$1,000.00	$842.20	$5.48	$1,018.84	$6.01	1.20%
Advisor Shares	$1,000.00	$841.90	$6.62	$1,017.60	$7.25	1.45%

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Expense Example For the Six Months Ended June 30, 2022 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Ending	Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid	Net Expense
	January 1, 2022	June 30, 2022	During the Period*	June 30, 2022	During the Period*	Ratio*
Emerging Markets Select Fund
Institutional Shares	$1,000.00	$856.30	$5.06	$1,019.34	$5.51	1.10%
Investor Shares	$1,000.00	$856.30	$5.75	$1,018.60	$6.26	1.25%
Advisor Shares	$1,000.00	$855.20	$6.90	$1,017.36	$7.50	1.50%

Beutel Goodman Large-Cap Value Fund
Institutional Shares	$1,000.00	$921.90	$2.62	$1,022.07	$2.76	0.55%
Investor Shares	$1,000.00	$920.40	$3.33	$1,021.32	$3.51	0.70%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (181) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (365).  Actual expense information for Sustainable International Leaders Fund is based on the period from its commencement of operations on March 1, 2022 to the end of the period on June 30, 2022 (122 days in a 365 day fiscal year).

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 of the Investment Company Act of 1940 (the “Liquidity Rule”), Brown Advisory Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each investment series of the Trust (each a “Fund” and collectively, the “Funds”) which seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined in Rule 22e-4 as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interest in the fund.  The Program includes policies and procedures reasonably designed to comply with the requirements of the Liquidity Rule, including: (i) assess and manage each Fund’s Liquidity Risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable and (iv) compliance with the Liquidity Rule’s 15% limit on holdings of illiquid investments.

The Board of Trustees (the “Board”) of the Funds has designated Brown Advisory LLC (the “Adviser”), investment adviser to the Trust, to administer the Program.  The Adviser has delegated the day-to-day management of the Program to its Investment Risk Management Committee (the “Committee”) which consists of representatives from various departments at the Adviser, including portfolio management, due diligence, trading and legal and compliance.  Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data.

At the meeting of the Board on May 19, 2022, the Adviser provided a written report to the Board addressing the operations and effectiveness of the Program for the period from April 1, 2021 through March 31, 2022 (the “Reporting Period”) and specific liquidity events arising during the Reporting Period, including the impact on Fund liquidity caused by certain extended non-U.S. market closures.  During the Reporting Period, each of the Funds qualified as a fund that primarily holds assets that are highly liquid investments and, therefore, no Fund was required to establish an HLIM.  The report concluded that the Program was adequately implemented and is operating effectively to assess and manage each Fund’s Liquidity Risk and it was further reported that the Program continues to be reasonably designed to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to Liquidity Risk and other risks to which it may be subject.

www.brownadvisory.com/mf

Board of Trustees Approval of the Adoption of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement for the Brown Advisory Sustainable International Leaders Fund

The adoption of the Investment Advisory Agreement between the Trust, on behalf of the Brown Advisory Sustainable International Leaders Fund (the “Fund”), and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), was approved by the Board of Trustees during a video conference meeting of the Board held on November 10, 2021. At the same meeting, the Board of Trustees also approved the Sub-Investment Advisory Agreement with respect to the Fund between Brown Advisory and its affiliate Brown Advisory, Ltd. (“Brown Advisory Ltd.” or the “Sub-Adviser”), the sub-investment adviser to the Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the initial adoption of both the Investment Advisory Agreement and the Sub-Investment Advisory Agreement. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the adoption of each of the Agreements, and it is the duty of the Adviser and the Sub-Adviser, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve: (1) the adoption of the Investment Advisory Agreement between Brown Advisory and the Trust with respect to the Sustainable International Leaders Fund, and (2) the adoption of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd. with respect to the Fund, the Board of Trustees requested, and the Adviser and the Sub-Adviser, as applicable, each provided information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, the Sub-Adviser and by the Trust’s administrator that provided the Board with information regarding the investment performance of the Adviser with respect to the other Funds in the Trust, the investment performance of the Sub-Adviser with respect to its performance in the investment strategy to be used for the Fund, and the investment experience and background of the proposed portfolio manager for the Sustainable International Leaders Fund, as well as information regarding the estimated fees and expenses of the Sustainable International Leaders Fund, as compared to other similar mutual funds.

The Board initially considered matters with respect to the proposed establishment and organization of the Sustainable International Leaders Fund at a meeting of the Board held on September 1, 2021, in order to consider various matters with respect to the proposed approval of each of the Agreements. At this meeting, the Board reviewed with representatives of the Adviser various matters with respect to the proposed management and operation of the Sustainable International Leaders Fund, the proposed sub-advisory services to be provided to the Fund by the Sub-Adviser, the nature and extent of the duties and responsibilities of the Adviser and the Sub-Adviser with respect to the Fund, the compliance oversight process involving the Fund and its operations, and the proposed fees and expenses of the Fund, including the proposed sub-advisory fees to be paid to the Sub-Adviser. During the meeting, representatives of the Adviser made presentations to the Board regarding their proposal to provide investment advisory services to the Sustainable International Leaders Fund and their recommendation to retain the Sub-Adviser to provide sub-advisory services to the Fund, and they reviewed the process that they had followed in determining to propose the selection of Brown Advisory Ltd. to serve as Sub-Adviser to the Fund.

The Board then met again at a meeting of the Board of Trustees held on November 10, 2021 in order to consider matters with respect to the Sustainable International Leaders Fund and the members of the Board reviewed and considered the approval of the adoption of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement. In addition, the Board also considered the adoption of an Expense Limitation Agreement with respect to the Fund which would limit the total operating expenses of the Fund through October 31, 2024, as well as a Business Management Agreement with Brown Advisory pursuant to which Brown Advisory would provide certain business management services to the Fund. At this meeting, representatives of the Adviser reviewed for the members of the Board their experience and background in managing the other Funds in the Trust, and they also reviewed information regarding the investment advisory process proposed to be followed by the Sub-Adviser.

Following their consideration and review of these matters, the Trustees determined that the Investment Advisory Agreement with the Adviser with respect to the Sustainable International Leaders Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved the adoption of the Investment Advisory Agreement for the Sustainable International Leaders Fund. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the projected profitability data and comparative fee, expense and performance information prepared by Trust management. In considering the adoption of the Investment Advisory Agreement with respect to the Fund, the Trustees

www.brownadvisory.com/mf

Board of Trustees Approval of the Adoption of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement for the Brown Advisory Sustainable International Leaders Fund

evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Brown Advisory is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past to the other Funds in the Trust, Brown Advisory’s management capabilities demonstrated with respect to the other Funds in the Trust, the professional qualifications and experience of the members of Brown Advisory’s investment team who will be responsible for the ongoing supervision and oversight of Brown Advisory Ltd.’s investment activities with respect to the Fund, Brown Advisory’s investment and compliance oversight processes, and the competitive investment performance of the other Funds in the Trust. The Trustees also determined that Brown Advisory proposed to provide investment advisory services that were of the same quality as services provided to the other Funds in the Trust, and that these services are appropriate in scope and extent in light of the Fund’s proposed operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Sustainable International Leaders Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability. On the basis of comparative information derived from the data that was included with the materials provided to the Board at their meeting, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that Brown Advisory had proposed a contractual commitment for the benefit of shareholders of the Sustainable International Leaders Fund to limit the Fund’s operating expenses through October 31, 2024. The Board also focused on Brown Advisory’s projected level of profitability with respect to the Sustainable International Leaders Fund, and noted that Brown Advisory’s expected level of profitability was acceptable and not unreasonable. Accordingly, on the basis of the Board’s review of the fees to be charged by Brown Advisory for investment advisory services, the investment advisory and sub-advisory oversight services to be provided to the Fund by Brown Advisory, and the estimated level of profitability from Brown Advisory’s relationship with the Sustainable International Leaders Fund, the Board concluded that the level of investment advisory fees and Brown Advisory’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Sustainable International Leaders Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Sustainable International Leaders Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund marketplace. The Trustees took into consideration that Brown Advisory has previously informed the Board that the Adviser has consistently attempted to set the investment advisory fees at a level that provides for economies of scale by being set at a starting point that is at a reasonable rate without necessarily requiring the imposition of breakpoints, which approach has been favorably recognized by relevant court decisions as one of the acceptable means of achieving economies of scale. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees payable to Brown Advisory with respect to the Sustainable International Leaders Fund, in the future at which time the implementation of fee breakpoints on the Fund could be considered.

Benefits to Brown Advisory from its relationship with the Sustainable International Leaders Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Sustainable International Leaders Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Sustainable International Leaders Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders. In addition, the Trustees determined that the Sustainable International Leaders Fund will benefit from its relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Fund that is generally comparable to the costs of an outside service provider, which the Trustees determined to be

www.brownadvisory.com/mf

Board of Trustees Approval of the Adoption of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement for the Brown Advisory Sustainable International Leaders Fund

reasonable, fair and in the best interests of the shareholders of the Sustainable International Leaders Fund in light of the nature and quality of the services to be provided and the necessity of the services for the Sustainable International Leaders Fund’s operations.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high-quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Sustainable International Leaders Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered the nature of the oversight duties to be performed by Brown Advisory which include extensive investment management and compliance due diligence with respect to the operations of the Sub-Adviser, and the Board determined that the advisory fees fairly compensate Brown Advisory for the services that it is to perform pursuant to the Investment Advisory Agreement. The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Sustainable International Leaders Fund, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees to the benefit of the Sustainable International Leaders Fund’s shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the proposed distribution and shareholder servicing arrangements applicable to the Sustainable International Leaders Fund and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Fund, including certain of such fees which may be payable to the Adviser for the shareholder administrative services that it proposes to provide to shareholders of the Funds. The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those shareholders of the Fund covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to Brown Advisory by the Sustainable International Leaders Fund pursuant to which Brown Advisory will provide certain business management services to the Fund, which the Board approved based upon a finding that the business management fees to be charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality and based upon the level and quality of business management services provided by Brown Advisory to the other Funds in the Trust.

In connection with the Sustainable International Leaders Fund’s sustainable-related investment strategy, the Trustees reviewed with the Adviser the efforts that the Adviser has taken in response to recent regulatory developments relating to the Securities and Exchange Commission’s ongoing monitoring and oversight of various types of investment strategies and practices relating to ESG-related and sustainable-related investment practices, including with respect to marketing and disclosure in connection with such investment strategies and practices, and the Trustees considered the extensive resources that the Adviser has devoted to its sustainable investing business and to its compliance oversight operations that are related to its sustainable investing business.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contract and the presentation of the representatives of Brown Advisory, as well as the information and materials that they had been provided with in connection with their September 21, 2021 Board meeting, at which meeting they had also considered various matters with respect to the proposed establishment and operation of the Sustainable International Leaders Fund. In reaching their conclusion with respect to the approval of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by Brown Advisory to each of the other Funds in the Trust, and they found that these services will benefit the Sustainable International Leaders Fund and its shareholders and also reflected management’s overall commitment to the growth and development of the Fund.

www.brownadvisory.com/mf

Board of Trustees Approval of the Adoption of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement for the Brown Advisory Sustainable International Leaders Fund

At their November 10, 2021 Board meeting, the Board also undertook the consideration of various matters with respect to the proposed approval of the adoption of the Sub-Investment Advisory Agreement between Brown Advisory and its affiliate Brown Advisory Ltd. with respect to the Fund. They considered matters involving the respective services to be provided by each of the Adviser and the Sub-Adviser in connection with the management and operation of the Sustainable International Leaders Fund and they took note of the extensive oversight duties to be performed by the Adviser including investment management and compliance oversight of the operations of the Sub-Adviser.

The Trustees carefully considered the relevant allocation of services between the Investment Advisory Agreement and the Sub-Investment Advisory Agreement, the nature and extent of the fee split between the Adviser and the Sub-Adviser, and the duties and responsibilities for the management and operation of the Fund as set forth in each of the Agreements. The Trustees took into consideration the affiliated status of Brown Advisory and the Sub-Adviser as a result of their being under common control and they concluded that this was beneficial because of the common management and operations shared by the two firms and the close working relationship that exists between the two firms as indicated by the representatives of Brown Advisory and the Sub-Adviser. The Board reviewed and evaluated the information that the Adviser and the Sub-Adviser had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s proposed investment advisory fees and overall operating expenses were competitive with comparable mutual funds. The Board also took note of the extensive experience of the proposed portfolio manager for the Fund, and the presentation that the proposed portfolio manager had made to the members of the Board regarding her experience and her plans for the management of the Sustainable International Leaders Fund through her position with the Sub-Adviser. Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Sustainable International Leaders Fund and its shareholders and would enable the Fund to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the New Fund and its shareholders. In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Brown Advisory Ltd. is capable of providing high quality sub-advisory services to the Sustainable International Leaders Fund, as indicated by the nature and quality of services provided to its other managed accounts, professional qualifications and experience of the proposed portfolio manager, and the firm’s investment and management processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Brown Advisory Ltd., the Trustees concluded that the Sub-Adviser is capable of generating a level of long-term investment performance that is appropriate in light of the Sustainable International Leaders Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability. On the basis of comparative information derived from the data that was included with the Board materials, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Sustainable International Leaders Fund are competitive with industry averages. The Trustees also noted that the Sustainable International Leaders Fund will be subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2024. Accordingly, on the basis of the Board’s review of the fees to be charged by the Sub-Adviser for sub-investment advisory services to be provided to the Sustainable International Leaders Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Sustainable International Leaders Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Sustainable International Leaders Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and the Sub-Adviser and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Sustainable International Leaders Fund has achieved economies of scale, and the appropriateness of the investment advisory fees and sub-investment advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

www.brownadvisory.com/mf

Board of Trustees Approval of the Adoption of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement for the Brown Advisory Sustainable International Leaders Fund

Benefits to the Sub-Adviser from its relationship with the Sustainable International Leaders Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by the Sub-Adviser from its relationship with the Sustainable International Leaders Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the Sub-Investment Advisory Agreement, the Trustees determined that the Sub-Adviser has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Sustainable International Leaders Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of the Sub-Adviser, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them with respect to the proposed contract and the presentation of the representatives of Brown Advisory and Brown Advisory Ltd., as well as the information and materials that they had been provided with in connection with their September 1, 2021 Board meeting, at which they had initially considered various matters with respect to the proposed establishment and operation of the Sustainable International Leaders Fund. In reaching their conclusion with respect to the approval of the adoption of the Sub-Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Sub-Adviser to its other investment advisory clients and they found that these services will benefit the Sustainable International Leaders Fund and its shareholders. They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Sustainable International Leaders Fund between Brown Advisory and the Sub-Adviser, and they determined that the sub-advisory fee, as negotiated by Brown Advisory and the Sub-Adviser, reasonably reflected the nature and extent of the services to be provided by the Sub-Adviser with respect to the Sustainable International Leaders Fund.

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Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of the Funds.  The current Trustees and Officers of the Trust, their ages and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held during the past five years are set forth in the table below.

Additional information about the Trustees of the Trust can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling Brown Advisory Funds toll free at 1-800-540-6807 or by accessing our website at www.brownadvisory.com/mf/how-to-invest.

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Independent Trustees of the Trust(1)
Georgette D. Kiser	Trustee	Indefinite Term;	Operating Executive, The Carlyle Group	20	Aflac, Inc. (insurance
Age: 54		Since November	(investment management firm) (since 2018);		firm); Jacobs Engineering
c/o Brown Advisory LLC		2021	Chief Information Officer, The Carlyle Group		Group Inc. (technical
901 South Bond Street			(2015 to 2018); formerly, Vice President and		professional and
Suite 400			Head of Enterprise Solutions and Capabilities,		consulting services
Baltimore, MD 21231			T. Rowe Price Associates, Inc. (investment		firm); NCR Corp.
			management firm) (2012 to 2015) and executive		(enterprise technology
			officer, various positions, T. Rowe Price		firm); Adtalem Global
			Associates, Inc. (1996 to 2012).		Education Inc.
(workforce solutions
firm).
Henry H. Hopkins	Trustee	Indefinite Term;	Retired; Formerly, Vice President and Chief	20	None.
Age: 79		Since 2012	Legal Counsel, T. Rowe Price Associates, Inc.
c/o Brown Advisory LLC	Lead	Indefinite Term;	(investment management firm) (1998 to 2008).
901 South Bond Street	Independent	Since 2015
Suite 400	Trustee
Baltimore, MD 21231
Kyle Prechtl Legg	Trustee	Indefinite Term;	Retired; Formerly President and Chief Executive	20	Director, SunTrust
Age: 70		Since 2012	Officer, Legg Mason Capital Management, LLC		Banks, Inc. (bank
c/o Brown Advisory LLC			(investment management firm) (2006 to 2009).		holding company)
901 South Bond Street					(2011 to 2018);
Suite 400					Director, BrightSphere
Baltimore, MD 21231					Investment Group
plc (asset management
holding company)
(2014 to 2018).
Thomas F. O’Neil III	Trustee	Indefinite Term;	Governance and Compliance Adviser	20	None.
Age: 65		Since 2012	(healthcare, financial services and retail
c/o Brown Advisory LLC			businesses). Formerly, Global Chief Compliance
901 South Bond Street			Officer, Cigna Corporation (health services
Suite 400			company) (2016 to 2020). Formerly, President,
Baltimore, MD 21231			The Saranac Group LLC (strategic consulting
firm) (2010 to 2016).
Neal F. Triplett, CFA	Trustee	Indefinite Term;	President, DUMAC, Inc. (university endowment	20	None.
Age: 51		Since 2012	investment organization) (since 1999).
c/o Brown Advisory LLC
901 South Bond Street
Suite 400
Baltimore, MD 21231

www.brownadvisory.com/mf

Trustees and Executive Officers

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Interested Trustees and Officers of the Trust
Michael D. Hankin(3)	Trustee	Indefinite Term	President and Chief Executive Officer, Brown	20	Stanley Black &
Age: 64		Since 2012	Advisory Incorporated and affiliates (investment		Decker, Inc. (industrial
c/o Brown Advisory			management firm) (since 1993).		tools and hardware)
Incorporated					(since 2016).
901 South Bond Street
Suite 400
Baltimore, MD 21231
Joseph R. Hardiman(3)	Chairman	Indefinite Term;	Business Consultant (financial services industry	20	None.
Age: 85	and Trustee	Since 2012	consulting) (since 1997); Formerly; Director of
c/o Brown Advisory LLC			Brown Advisory Incorporated (investment
901 South Bond Street			management firm) (2001 to 2012).
Suite 400
Baltimore, MD 21231
Paul J. Chew	President/	Indefinite Term;	Chief Investment Officer, Brown Advisory	Not	Not
Age: 56	Principal	Since October 2018	Incorporated and affiliates (investment	Applicable.	Applicable.
c/o Brown Advisory	Executive		management firm) (since 1995).
Incorporated	Officer
901 South Bond Street
Suite 400	Senior Vice	2016 to
Baltimore, MD 21231	President	October 2018
Carey E. Taylor	Vice	Indefinite Term;	Head of Sustainable Investing Business	Not	Not
Age: 34	President	Since 2015	(since 2020); Chief Operating Officer,	Applicable.	Applicable.
c/o Brown Advisory			Institutional Investing (since 2018);
Incorporated			Product Manager, Brown Advisory
901 South Bond Street			Incorporated and affiliates (investment
Suite 400			management firm) (2013 to 2018).
Baltimore, MD 21231
Jason T. Meix	Treasurer/	Indefinite Term;	Vice President, U.S. Bancorp Fund	Not	Not
Age: 43	Principal	Since 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC	Financial		(since 2008).
901 South Bond Street	Officer
Suite 400
Baltimore, MD 21231
Edward L. Paz	Secretary	Indefinite Term;	Vice President and Counsel, U.S. Bancorp Fund	Not	Not
Age: 51		Since 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC			(since 2007).
901 South Bond Street
Suite 400
Baltimore, MD 21231
Brett D. Rogers	Chief	Indefinite Term;	General Counsel and Chief Compliance	Not	Not
Age: 46	Compliance	Since 2012	Officer, Brown Advisory Incorporated and	Applicable.	Applicable.
c/o Brown Advisory	Officer		affiliates (investment management firm)
Incorporated			(since 2009).
901 South Bond Street	Anti-Money	Indefinite Term:
Suite 400	Laundering	Since 2012
Baltimore, MD 21231	Officer

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(2)
The directorships disclosed in this column include only the directorships of those companies that a Trustee serves on that are required to report to the SEC under applicable Federal securities laws including publicly traded corporations that are registered with the SEC under the 1934 Act and investment companies that are registered with the SEC under the 1940 Act, and it therefore excludes various other types of directorships that the Trustees of the Trust may currently hold in other types of organizations, including private companies and not-for-profit organizations, which are expressly excluded from the disclosure requirements for mutual fund board members.

(3)
Mr. Hankin is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Brown Advisory Incorporated, the parent company of the Adviser, and Mr. Hardiman is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his previous position with Brown Advisory Incorporated.

www.brownadvisory.com/mf

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 540-6807 and by accessing the Funds’ website at www.brownadvisory.com/mf/how-to-invest (refer to Appendix B in the Statement of Additional Information). Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the year ended June 30 is available without charge, by calling toll-free at (800) 540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-PORT.  The Funds’ Form N-PORT is available without charge, upon request, by calling toll-free at (800) 540-6807. Furthermore, you can obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisory.com/mf/how-to-invest within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Federal Tax Status of Dividends Declared during the Tax Year (Unaudited)

For Federal Income Tax purposes, distributions from short-term capital gains are classified as ordinary income.  The percentage of ordinary income distributions designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualifying interest income exempt from U.S. tax for foreign shareholders (“QII”) and the qualifying short-term capital gain distributions exempt from U.S. tax for foreign shareholders (“QSTCG”) is presented below:

	Income Distributions
Fund	Exempt from Federal Tax	QDI	DRD	QII	QSTCG
Growth Equity	0.00%	66.25%	61.25%	0.00%	100.00%
Flexible Equity	0.00%	66.23%	57.00%	0.00%	81.58%
Equity Income	0.00%	100.00%	100.00%	0.00%	24.92%
Sustainable Growth	0.00%	100.00%	100.00%	0.00%	100.00%
Mid-Cap Growth	0.00%	10.43%	8.66%	0.00%	100.00%
Small-Cap Growth	0.00%	50.66%	47.64%	0.00%	100.00%
Small-Cap Fundamental Value	0.00%	100.00%	100.00%	0.00%	0.00%
Sustainable Small-Cap Core	0.00%	0.00%	0.00%	0.00%	0.00%
Global Leaders	0.00%	100.00%	43.35%	0.00%	48.13%
Sustainable International Leaders	0.00%	0.00%	0.00%	0.00%	0.00%
Intermediate Income	0.00%	0.00%	0.00%	100.00%	9.00%
Total Return	0.00%	0.00%	0.00%	98.38%	29.70%
Sustainable Bond	0.00%	0.00%	0.00%	99.34%	15.21%
Maryland Bond	99.70%	0.00%	0.00%	100.00%	0.00%
Tax-Exempt Bond	97.35%	0.00%	0.00%	100.00%	0.00%
Tax-Exempt Sustainable Bond	70.42%	0.00%	0.00%	100.00%	25.09%
Mortgage Securities	0.00%	0.00%	0.00%	100.00%	0.00%
WMC Strategic European Equity	0.00%	85.38%	0.00%	0.00%	66.72%
Emerging Markets Select	0.00%	84.08%	2.12%	0.00%	0.00%
Beutel Goodman Large-Cap Value	0.00%	47.26%	47.26%	0.00%	69.53%

The Funds, as applicable, intend to elect to pass through to shareholders the credit for taxes paid to foreign countries.  Such credits for taxes paid to foreign countries will be included in shareholders' Form 1099-DIV.

www.brownadvisory.com/mf

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisory.com/mf

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Mid-Cap Growth Fund	BAFMX	115233413	BMIDX	115233439	—	—
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Sustainable Small-Cap Core Fund	BAFYX	115233298	BIAYX	115233280	—	—-
Global Leaders Fund	BAFLX	115233355	BIALX	115233462	—	—
Sustainable International Leaders Fund	BAILX	115233272	BISLX	115233264	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Sustainable Bond Fund	BAISX	115233389	BASBX	115233447	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax-Exempt Bond Fund	BTEIX	115233371	BIAEX	115233108	—	—
Tax-Exempt Sustainable Bond Fund	—	—	BITEX	115233348	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
Emerging Markets Select Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Beutel Goodman Large-Cap Value Fund	BVALX	115233421	BIAVX	115233314	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-ANNUAL

Item 1. Reports to Stockholders (Continued).

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has not designated an audit committee financial expert.  The Registrant has determined that it will retain the services of an independent third party to assist it if circumstances arise that require specific investment company auditing expertise.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, as requested, review of state tax returns, if any, and assistance with the calculation of required income and capital gain excise distributions.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2022	FYE 6/30/2021
(a) Audit Fees	$346,250	$316,550
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$56,000	$50,400
(d) All Other Fees	N/A	N/A

(e) (1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(2) The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2022	FYE 6/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 6/30/2022	FYE 6/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     Brown Advisory Funds

By (Signature and Title)*    /s/Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date    September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date    September 7, 2022

By (Signature and Title)*    /s/Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date    September 7, 2022

* Print the name and title of each signing officer under his or her signature.